UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21732

MGI FUNDS
(Exact name of registrant as specified in charter)

1166 Avenue of the Americas New York, NY			10036
(Address of principal executive offices)			(Zip code)

Scott M. Zoltowski, Esq. Mercer Global Investments, Inc. 99 High Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 747-9500

Date of fiscal year end:	March 31, 2009

Date of reporting period:	March 31, 2009

Item 1. Reports to Stockholders.

MGI FundsTM
Annual Report

MGI US Large Cap Growth Equity Fund

MGI US Large Cap Value Equity Fund

MGI US Small/Mid Cap Growth Equity Fund

MGI US Small/Mid Cap Value Equity Fund

MGI Non-US Core Equity Fund

MGI Core Opportunistic Fixed Income Fund

MGI US Short Maturity Fixed Income Fund

This report has been prepared for MGI Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current MGI Funds prospectus. The prospectus contains more complete information about the Funds' investment objectives, risks, and expenses. Investors are reminded to read the prospectus carefully before investing.

March 31, 2009

MGI FUNDS
TABLE OF CONTENTS

MGI US Large Cap Growth Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return consisting of both capital appreciation and income. The benchmark for the Fund is the Russell 1000® Growth Index.

Investment Strategy

The Fund invests in a diversified portfolio of large U.S. and multinational companies that are believed to possess superior potential for long-term capital appreciation. The companies will generally have higher earnings and/or revenue growth histories or expectations relative to the Russell 1000® Growth Index.

Performance

For the fiscal year ended March 31, 2009, the Fund's Y-3 share class performance was -32.62% compared to its benchmark return of -34.28%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2009, the Fund employed three sub-advisors, INTECH Investment Management LLC (INTECH), Sands Capital Management (Sands) and Winslow Capital Management (Winslow). INTECH manages a diversified portfolio of securities using a quantitative approach that utilizes a mathematical investment process. Sands manages a concentrated portfolio using a fundamental, bottom-up approach looking for leading companies. Winslow manages a portfolio of fundamental selected securities diversified across market capitalization, earnings growth, market valuations and industry sectors.

Market Commentary and Fund Performance

While the market as measured by the S&P 500 enjoyed positive returns for the first two months of the Fund's fiscal year as optimism developed over the Fed-organized buyout of Bear Stearns by JP Morgan Chase, June's market performance more than erased the earlier gains of the quarter. Bad news on both the health of the financial system and the economy put more pressure on the equity market as the year progressed. As one financial firm after another collapsed under the weight of liquidity problems with mortgage backed instruments, it became clear that the government had to take some action. While the passing of a rescue plan temporarily helped investors feel more secure, the continuing weakness on the housing market and its impact on both financial institutions and the consumer's willingness to spend weighed heavily on stock prices. Even though the fiscal year finished with a strong three week rally, it was an extremely poor 12 month period. As measured by the Russell 1000® Growth Index, the Health Care, Consumer Staples and Telecommunications sectors were the best performing sectors for the fiscal year, posting returns of -18.0%, -22.4%, and -25.2%, respectively. The Financials (-52.1%), Energy (-49.7%), and Utilities (-46.8%) sectors were the worst performing sectors as measured by the Russell 1000® Growth Index for the period. For the fiscal year ending March 31, 2009, the Russell 1000® Growth Index declined 34.3%.

The MGI Large Cap Growth Fund outperformed the Russell 1000® Growth Index during the period. Relative to the benchmark, the Fund's outperformance was driven primarily by stock selection in the Financials and Industrials sectors. The Financials sector holding, Visa Inc., declined 10.4% over the year, substantially better than the sector return of -34.3% for the same period. Visa Inc. was helped by the announcement of increasing revenue and margins for the fourth quarter of 2008 amid the broad economic downturn. Visa Inc. was also helped by its business model which is based on credit card transactions, not on issuing credit. In the Industrials sector, the Fund was helped by underweights to construction- and farm machinery-related companies; these companies are perceived to be more sensitive to a recession. The Fund also benefited from an overweight position in the Health Care sector, the best performing sector in the Russell 1000® Growth Index for the year.

MGI US Large Cap Growth Equity Fund

Despite the positive contribution from the overweight position in the Health Care sector, stock selection within the Health Care sector was a significant detractor to performance. The Health Care holding, Intuitive Surgical, was the largest detractor in the sector, costing the portfolio 61 basis points of relative performance for the period. The underweight position and stock selection in the Consumer Staples sector was another large detractor to performance.

The Sands portion of the Fund underperformed the Russell 1000® Growth Index for the year. Sands manages a concentrated stock portfolio and was severely impacted by the relative decline in the Health Care holding Intuitive Surgical, a stock that had been a large positive contributor in the prior fiscal year. The Sands portfolio was helped by Information Technology sector holdings Broadcom, Google, and Apple. The Winslow portion of the Fund outperformed the benchmark over the year. Winslow's strong relative performance was driven by sector weighting decisions and stock selection, especially in the Financials and Health Care sectors. The overweights to Visa and Charles Schwab and underweights to AmEx and AFLAC, were large contributors to outperformance in the Financials sector. On average, the sub-advisor was overweight the Health Care sector by 7.6% over the course of the fiscal year, contributing 127 basis points of relative performance. The INTECH portion of the Fund, an entirely quantitatively run portion of the Fund, outperformed the Index. INTECH does not choose individual stocks or attempt to forecast outperforming stocks to achieve excess return over the Index, but seeks to take advantage of the relative volatility of stocks, which they were able to successfully achieve.

MGI Funds

March 31, 2009

This graph shows the performance of the MGI US Large Cap Growth Equity Fund Class Y-3 shares versus the Russell 1000® Growth Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2009. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund's most recent month-end performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased.

MGI US Large Cap Value Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return consisting of both capital appreciation and income. The benchmark for the Fund is the Russell 1000® Value Index.

Investment Strategy

The Fund invests in a diversified portfolio of large U.S. and multinational companies that are considered undervalued based on the stocks' intrinsic values relative to their current market prices.

Performance

For the fiscal year ended March 31, 2009, the Fund's Y-3 share class performance was -43.31% compared to its benchmark return of -42.42%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2009, the Fund employed two sub-advisors, Numeric Investors (Numeric) and Eaton Vance Investment Management (Eaton Vance). Numeric's highly quantitative process utilizes three primary stock selection models to take advantage of short term inefficiencies in the pricing of large capitalization stocks. Eaton Vance utilizes a relative value investing philosophy and invests in companies with attractive valuations and positive fundamentals. Pzena Investment Management (Pzena), a third sub-advisor, was removed from the Fund in December 2008.

Market Commentary and Fund Performance

While the market as measured by the S&P 500 enjoyed positive returns for the first two months of the Fund's fiscal year as optimism developed over the buyout of Bear Stearns by JP Morgan Chase organized by the Federal Reserve, June's market performance more than erased the earlier gains of the quarter. Bad news on both the health of the financial system and the economy put more pressure on the equity market as the year progressed. As one financial firm after another collapsed under the weight of liquidity problems with mortgage backed instruments, it became clear that the government had to take some action. While the passing of a rescue plan temporarily helped investors feel more secure, the continuing weakness on the housing market and its impact on both financial institutions and the consumer's willingness to spend weighed heavily on stock prices. Even though the fiscal year finished with a strong three week rally, it was an extremely poor 12 month period. Areas of weakness for the Russell 1000® Value Index for the period were the Financials, Industrials and Materials sectors, which declined 61.2%, 57.0% and 54.0% over the fiscal year, respectively. The Health Care, Consumer Staples, Utilities sectors outperformed for the period. During the Fund's fiscal year, the Russell 1000® Value Index declined 42.4%.

The MGI Large Cap Value Fund underperformed the Russell 1000® Value Index during the period. The Fund's underperformance relative to the benchmark was driven by stock selection in the Financials and Energy sectors. The Financials sector was the worst performing sector of the benchmark, down more than 61% for the year ending March 31, 2009. Concerns about the current health and outlook for the U.S. financial system led investors to severely discount financial stocks. Consumer finance stocks, led by Freddie Mac and Fannie Mae, were among the hardest hit during the fiscal year, falling close to zero in the Fund. These holdings were among the top three negative contributors to performance for the year, costing the portfolio 132 basis points in relative performance. The overweight to property and casualty insurance stocks in the Financials sector added value, but not enough to offset the other areas of weakness within this sector. Within the Energy sector, the underweights to ExxonMobil and Chevron was a large detractor — these two stocks comprised more than half the market value of the sector and posted good relative results. The underweight to GE in the industrials sector was a boost to performance as this stock declined 71% over the fiscal year and comprised, on average, 43% of the sector. This holding accounted for 166 basis points of positive relative performance, the largest impact of any individual stock on the portfolio.

MGI US Large Cap Value Equity Fund

The Numeric Investors portion of the fund was ahead of the Russell 1000® Value Index for the year. Numeric exhibited strong stock selection in the Consumer Staples, Industrials and Health Care sectors. The most significant area of weakness was the Financials sector, in which Numeric's value orientation hurt results. Eaton Vance outperformed over the fiscal year due to strong stock selection in the Financials sector, in part by favoring insurance industry stocks like Travelers and Chubb over mortgage-related stocks. The Pzena portion of the Fund underperformed the Fund's benchmark for the partial period due to a significant overweight and stock selection in the Financials sector. In particular, an overweight to consumer finance stocks Freddie Mac and Fannie Mae hurt results.

MGI Funds

March 31, 2009

This graph shows the performance of the MGI US Large Cap Value Equity Fund Class Y-3 shares versus the Russell 1000® Value Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2009. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund's most recent month-end performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased.

MGI US Small/Mid Cap Growth Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500® Growth Index.

Investment Strategy

The Fund invests in a diversified portfolio of small and medium sized U.S. companies that are believed to offer superior potential for capital appreciation. The companies will generally have higher earnings and/or revenue growth histories or expectations relative to the Russell 2500® Growth Index.

Performance

For the fiscal year ended March 31, 2009, the Fund's Y-3 share class performance was -36.43% compared to its benchmark return of -38.14%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2009, the Fund employed three sub-advisors, Westfield Capital Management (Westfield), Goldman Sachs Asset Management (GSAM), and Tygh Capital Management (Tygh). GSAM was added on July 2, 2008 and uses fundamental, bottom-up research to find ideas for the portfolio. GSAM bases investment decisions on the identification of high-quality business franchises that are strategically positioned for long-term growth. The team seeks to invest in companies that meet its criteria for a high-quality growth investment — dominant market share, established brand name, pricing power, and recurring revenue streams. Tygh was added as a sub-advisor on April 2, 2008 and they focus their research on discovering companies that have the potential to grow both earnings and revenues higher than 20% for the next two years and enjoy the price gains that go along with that growth. Westfield employs a fundamental, bottom-up approach which seeks to identify reasonably priced stocks with high earnings growth potential. Mazama Capital Management was removed effective June 2008.

Market Commentary and Fund Performance

While the market as measured by the S&P 500 enjoyed positive returns for the first two months of the Fund's fiscal year as optimism developed over the buyout of Bear Stearns by JP Morgan Chase organized by the Federal Reserve, June's market performance more than erased the earlier gains of the quarter. Bad news on both the health of the financial system and the economy put more pressure on the equity market as the year progressed. As one financial firm after another collapsed under the weight of liquidity problems with mortgage backed instruments, it became clear that the government had to take some action. While the passing of a rescue plan temporarily helped investors feel more secure, the continuing weakness on the housing market and its impact on both financial institutions and the consumer's willingness to spend weighed heavily on stock prices. Even though the fiscal year finished with a strong three week rally, it was an extremely poor 12 month period. For the fiscal year ended March 31, 2009, the Russell 2500® Growth Index declined 38.14%. All sectors had negative returns during this period with a significant reversal in performance from the prior fiscal year. The economically sensitive sectors and financial related securities led the way down, with Energy losing 62.8%, Materials down 41.3%, Industrials dropping 43.9%, and Financials down 43%. Although the defensive sectors fared better, the best performing defensive sector was Health Care, which posted losses of 25.5%.

The MGI Small/Mid Cap Growth Equity Fund outperformed its benchmark for the fiscal year. Stock selectionwithin the Consumer Discretionary sector was the main driver of relative returns. Two groups of stocks helped the Fund outperform, education related companies such as Corinthian Colleges, ITT Educational Services, Apollo Group, and DeVry along with specialty retailers O'Reilly Automotive, Advanced Auto Parts, and PetSmart. The negatives were an overweight position in Energy, the worst performing sector, and poor stock selection in the Health Care sector with out-of-benchmark positions in Shire and Elan in the Pharmaceutical industry.

MGI US Small/Mid Cap Growth Equity Fund

Westfield outperformed the benchmark for the fiscal year. Excess returns were driven mostly by stock selection, but sector allocation was also strong. The Consumer Discretionary sector provided the greatest contribution led by Corinthian Colleges, Devry, O'Reilly Automotive, American Eagle Outfitters, and PetSmart. The Health Care sector also added value, with holdings in Alexion Pharmaceuticals and Illumina. GSAM was added as a sub-advisor to the Fund in July 2008 and has outperformed the benchmark since inception. Stock selection in the Industrials sector with holdings such as Iron Mountain and Healthcare Services Group was a boost to performance. In the Consumer Discretionary sector, Netflix and O'Reilly Automotive were significant positive contributors. An overweight position in the Energy sector was the biggest drawback to Goldman's performance. Tygh Capital was added as a sub-advisor to the Fund in April 2008 and has slightly underperformed since inception. Consumer Discretionary provided the greatest contribution with several education related stocks: ITT Educational Services, Apollo Group, and DeVry. The Health Care sector dragged performance the most with positions in Psychiatric Solutions and Hologic. Mazama was removed as a sub-advisor in June 2008. Mazama's overweight and positive stock selection in the Information Technology sector contributed to performance during the period, while stock selection in the Consumer and Financial sectors were detractors.

MGI Funds

March 31, 2009

This graph shows the performance of the MGI US Small/Mid Cap Growth Equity Fund Class Y-3 shares versus the Russell 2500® Growth Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2009. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund's most recent month-end performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased.

MGI US Small/Mid Cap Value Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500® Value Index.

Investment Strategy

The Fund invests in common stocks of small and medium sized U.S. companies that offer the potential for long-term capital appreciation and that appear to be undervalued at the time of purchase based on the stocks' intrinsic values relative to current market prices.

Performance

For the fiscal year ended March 31, 2009, the Fund's Y-3 share class performance was -39.85% compared to its benchmark return of -38.66%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2009, the Fund employed four sub-advisors, AQR Capital Management (AQR), NWQ Investment Management Company (NWQ), Systematic Financial Management (Systematic), and River Road Asset Management (River Road). AQR's process is largely quantitative with traditional factors as inputs and weightings partially determined through qualitative analysis. AQR's basic philosophy combines concepts of value and momentum. NWQ is a fundamental value shop focusing on "Value with a Catalyst". Systematic was added as a sub-advisor on December 1, 2008 and their process focuses on identifying companies that are believed to represent good value, but are showing surprisingly positive earnings. River Road was added as a sub-advisor on February 12, 2009 and their process focuses on identifying financially strong companies that trade at a discount to their calculated absolute value. Wells Capital Management (Benson Value Team) was removed as a sub-advisor effective November 2008.

Market Commentary and Fund Performance

While the market as measured by the S&P 500 enjoyed positive returns for the first two months of the Fund's fiscal year as optimism developed over the buyout of Bear Stearns by JP Morgan Chase organized by the Federal Reserve, June's market performance more than erased the earlier gains of the quarter. Bad news on both the health of the financial system and the economy put more pressure on the equity market as the year progressed. As one financial firm after another collapsed under the weight of liquidity problems with mortgage backed instruments, it became clear that the government had to take some action. While the passing of a rescue plan temporarily helped investors feel more secure, the continuing weakness on the housing market and its impact on both financial institutions and the consumer's willingness to spend weighed heavily on stock prices. Even though the fiscal year finished with a strong three week rally, it was an extremely poor 12 month period. For the fiscal year ended March 31, 2009, the Russell 2500® Value Index declined 38.66%. There were no safe havens for investors as all sectors were down dramatically with even the best having significant negative returns. However, there was a clear distinction between the performances of defensive sectors relative to economically-sensitive sectors. The leaders were the Utilities sector losing 17.4%, the Health Care dropping 23% and the Consumer Staples sector down 29.7%. Two of the strongest sectors of the prior year were the laggards, as the Energy sector returned a negative 60.4% and the Materials sector was down 48.8%. The Consumer Discretionary sector and the Financials sector were close behind, seeing declines of 46.7% and 41.6% respectively.

The MGI Small/Mid Cap Value Equity Fund underperformed the Russell 2500® Value Index for the fiscal year. Stock selection, along with an underweight in the Financials sector, was the main positive contributor to relative performance. Strong stock selection in the Energy and Consumer Staples sectors was also a driver of relative performance. The greatest

MGI US Small/Mid Cap Value Equity Fund

detractors to the performance of the Fund were a combination of poor stock selection and underweighting the Utilities sector. In particular, Electric Utilities Reliant Energy Inc. and NRG Energy which were the main drags on the performance of this sector in this sector.

The sub-advisor AQR underperformed the benchmark. The bulk of the underperformance was due to poor stock selection in the Financials sector. As a quantitative manager AQR owns many stocks, but their holdings in banks were the major drag within that sector. The Consumer Discretionary and Consumer Staples sectors were the best performers. NWQ also underperformed the benchmark for the fiscal year. This underperformance was the result of both poor stock selection and sector allocation. NWQ's overweighting of the Energy and Materials sectors and the stock selection in the Consumer Discretionary and Utilities sectors were the largest negative contributors to NWQ's underperformance. The biggest positive contributors to NWQ's performance was good stock selection and underweighting the Financials sector. Although Systematic was in the Fund for only four months, they added a fair amount of value by outperforming the benchmark by over 9% during that period. Systematic's stock selection was strong, particularly in Financials, with Digital Realty Trust, a holding in Real Estate, and Alleghany Corp, a holding in Insurance, performing well. Within the Materials sector, chemical company Terra Industries more than doubled in this time period. Benson Value Team, the manager replaced by Systematic, underperformed the benchmark due to poor stock selection in the Financials sector. River Road was in the Fund for the last month and a half of the fiscal year, but added value by exceeding the benchmark return by more than 6%. The Consumer sectors, both Discretionary and Staples, were the largest positive contributors due to holdings in Casey's General Stores and Big Lots.

MGI Funds

March 31, 2009

This graph shows the performance of the MGI US Small/Mid Cap Value Equity Fund Class Y-3 shares versus the Russell 2500® Value Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2009. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund's most recent month-end performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased.

MGI Non-US Core Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide a long-term total return consisting of both capital appreciation and income. The benchmark for the Fund is the MSCI EAFE® Index.

Investment Strategy

The Fund invests principally in equity securities issued by non-U.S. companies of any size, located in the world's developed and emerging capital markets.

Performance

For the fiscal year ended March 31, 2009, the Fund's Y-3 share class performance was -49.30% compared to its benchmark return of -46.51%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2009, the Fund employed four sub-advisors, AllianceBernstein, Grantham, Mayo, Van Otterloo & Co., LLC (GMO), Lazard Asset Management (Lazard), and Morgan Stanley Investment Management Inc. (MSIM). AllianceBernstein manages a value portfolio, which consists of mispriced stocks identified through the firm's bottom-up fundamental research and a disciplined valuation process. GMO manages a diversified portfolio of stocks from the developed non-U.S. markets using a quantitative process. Lazard manages a portfolio of stocks from the emerging markets that are identified as having strong financial productivity and are believed to trade at attractive valuations. MSIM manages a growth portfolio, which focuses on attractively valued stocks that are identified as being high quality and exhibiting strong growth characteristics. AllianceBernstein's growth team, who managed the Fund's growth sleeve, was removed from the Fund in March 2009.

Market Commentary and Fund Performance

International equity markets suffered significant losses in the 12-month period ending March 31, 2009. Entering into spring of 2008, wide spread optimism positively impacted the markets, as measured by the MSCI EAFE Index, due to the buyout of Bear Stearns by JP Morgan Chase organized by the Federal Reserve. However, on May 19, 2008, renewed concerns about the slowing global economy once again prevailed. The decline accelerated during the summer as a series of events in the financial industry were reported by the media. Europe saw a wave of government bank nationalizations, which generally included guaranteeing deposits to stabilize the financial markets. At the same time, global economic growth significantly slowed as the financial crisis spread around the world. By late September, panic selling and flight to quality took firm control as investors sold risky assets and sought safe haven in risk-free government bonds. International equity markets saw dramatic declines amid heightened volatility. To stabilize the financial industry and the global economy, governments and central banks made dramatic interest rate cuts and announced plans of massive economic stimulus. As a result, equity markets rebounded in late November and posted the first positive monthly performance in seven months in December. However, weak economic reports once again prevailed, pushing the MSCI EAFE® Index to a new multi-year low in March 2009. For the 12-month period ending March 31, 2009, the MSCI EAFE® Index lost a disappointing 46.51%.

The U.S. dollar strengthened against other major currencies during this period, subtracting 9.7% from the Index's return in U.S. dollar over local currency. Without currency effect, international equity markets would have outperformed the U.S. equity market. Growth generally outperformed value, developed markets exceeded emerging markets, and large cap fared better than small cap during this volatile period.

In this environment, the MGI Non-US Core Equity Fund underperformed the MSCI EAFE® Index by 2.8%. Overweighting the energy and healthcare sectors helped performance, as did strong stock selection in the consumer staples sector. An underweight to the financials sector contributed positively to performance however this was offset by weak issue selection

MGI Non-US Core Equity Fund

within the sector. Weak stock selection in the industrials, technology, materials, consumer discretionary and utilities sectors hurt results. An overweight to the materials sector also hindered performance.

GMO outpaced the MSCI EAFE® Index for the year. A significant underweight to the financials sector and an overweight to the energy and healthcare sectors contributed positively to results, as did an overweight to the Japanese yen and underweight to the British pound sterling. The AllianceBernstein growth portfolio, in which the Fund invested until mid-March 2009, outperformed the MSCI EAFE® Index as a result of its growth style and favorable country and sector positioning. Conversely, the AllianceBernstein value portfolio lagged the MSCI EAFE® Index mainly due to poor security selection and currency positioning. The value style of this portfolio also detracted from performance. Lazard overcame a difficult environment for emerging market stocks and added to the Fund's relative performance for the period. MSIM managed the Fund's growth sleeve for the second half of March 2009 and did not have a material impact on the Fund's performance.

MGI Funds

March 31, 2009

This graph shows the performance of the MGI Non-US Core Equity Fund Class Y-3 shares versus the MSCI EAFE Index from August 18, 2006, which is the inception date of the Fund, through March 31, 2009. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund's most recent month-end performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased.

MGI Core Opportunistic Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return consisting of both current income and capital appreciation. The benchmark for the Fund is the Barclays Capital U.S. Aggregate BondTM Index.

Investment Strategy

The Fund invests primarily in U.S. dollar denominated investment grade bonds, including government securities, corporate bonds, and mortgage- and asset-backed securities, among others. The Fund may also invest a significant portion of assets in any combination of non-investment grade bonds, non-U.S. dollar denominated bonds and bonds issued by issuers of emerging capital markets.

Performance

For the fiscal year ended March 31, 2009, the Fund's Y-3 share class performance was -3.90% compared to its benchmark return of 3.13%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2009, the Fund employed four sub-advisors, BlackRock Advisors, Inc. (BlackRock), Western Asset Management Company (WAMCO), Pacific Investment Management Company (PIMCO), and MacKay Shields (MacKay). BlackRock manages its allocated portion of the Fund using a relative value strategy to determine the tradeoff between risk and return. This philosophy emphasizes research and analysis of specific sectors and securities along with the risks associated with the fixed income markets, including interest rate risk, yield curve risk, cash flow risk, credit risk, and liquidity risk. WAMCO manages its allocated portion of the Fund using diversified, tightly controlled, value-oriented portfolios. The Firm's management style emphasizes the use of multiple strategies and active sector rotation and issue selection, while constraining overall interest rate risk relative to the benchmark. PIMCO, added as a fourth sub-advisor in June 2008, manages its allocated portion of the Fund using a blend of long-range macro-economic forecasts with shorter-term, bottom-up security selection focused on valuation. The firm uses sector rotation and duration targeting as primary drivers of performance within a disciplined, risk-controlled approach. MacKay manages its allocated portion of the Fund using a focused approach to credit research within the high yield bond market. The research process assesses the level of credit risk and seeks to avoid those securities for which they deem the return prospects to be inferior.

Market Commentary and Fund Performance

The investment grade bond market suffered one of its worst and most volatile periods ever as the escalating capital markets crisis continued to warrant unprecedented and coordinated policy response in an effort to prevent a collapse of the financial system. The bailout of Bear Stearns in March 2008 commenced a period that saw negative returns across many fixed income sectors. As troubling news of write-downs, downgrades and losses continued to permeate the financial sector, U.S. Treasury yields fell amid a persistent flight to quality as previously "safe" investments such as AAA rated asset-backed securities (ABS) were shunned in favor of the safety and liquidity of Treasury securities. Though newsworthy, the growing woes of the housing market, unemployment, and other indicators of economic stress became secondary to front-line events in September including the bankruptcy of Lehman Brothers, near collapse of AIG, and the Primary Reserve Fund "breaking the buck".

With these unimaginable events in late third quarter, the previous lows and highs achieved during the subprime scare of 2007 became barely noticeable as dour forecasts and poor liquidity conditions vastly overwhelmed any notion of securities trading near fundamental value. Although 2008 finished as the worst calendar year for all U.S. spread sectors, signs of improvement were noted at year end and into the first quarter of 2009 as announced government action and central bank programs began to take hold. General sentiment and market functioning improved somewhat into the new year as non-Treasury sectors began to see tepid interest from investors seeking relatively attractive yields.

MGI Core Opportunistic Fixed Income Fund

The Fund's return was negative in both absolute terms and in relation to the Barclays Capital Aggregate Bond Index for the period, however sub-advisors did show improvement late in the performance period. Because U.S. Treasuries were the only sector to perform well in 2008, the Fund's strategic overweight to non-Treasury, or spread sectors, detracted considerably from performance. Spread sector performance was uneven as the market balanced return potential with skepticism over improvement in a deteriorating economic environment. Better performing securities and sectors shared the attributes of simplicity and short-term horizons (high quality residential and commercial MBS, consumer ABS, investment grade credit). The worst performing sectors (long duration CMBS, credits of financial/banking companies, high yield corporates) remain clouded with doubts about the trajectory of economic recovery, the depth/breadth of default activity, and assumptions underlying opaque balance sheets or financially engineered securitizations.

The risk posture of each sub-advisor correlated with their respective performance results. PIMCO's relatively defensive top-down positioning has proven beneficial since their inception in June 2008. WAMCO's more aggressive spread sector allocation lagged dramatically behind the Fund's benchmark, while BlackRock's blend of sub-sector strategies, exhibiting a more moderate risk exposure, underperformed to a lesser degree. Although MacKay trailed the Fund's benchmark, MacKay's high quality bias and intensive credit research focus helped MacKay to outperform the high yield market by moderating the negative impact from the sector allocation.

MGI Funds

March 31, 2009

This graph shows the performance of the MGI Core Opportunistic Fixed Income Fund Class Y-3 shares versus the Barclays Capital US Aggregate BondTM Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2009. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund's most recent month-end performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased.

MGI US Short Maturity Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is safety of principal with a moderate level of income. The benchmark for the Fund is the Barclays Capital Government/Credit 1-3 Year Bond Index.

Investment Strategy

The Fund invests in U.S. dollar denominated investment grade bonds, including government securities, corporate bonds, and mortgage- and asset-backed securities, among others. The Fund's duration will typically fall between one and three years. Duration measures the potential price sensitivity of a bond with respect to change in interest rates.

Performance

For the fiscal year ended March 31, 2009, the Fund's Y-3 share class performance was -7.52% compared to its benchmark return of 2.77%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2009, the Fund employed one sub-advisor, Aberdeen Asset Management. Aberdeen manages the Fund using a bottom-up, relative value perspective, seeking to identify bonds that are priced inefficiently. The process is driven largely by security selection, seeking bonds that are undervalued.

Market Commentary and Fund Performance

The investment grade bond market suffered one of its worst and most volatile periods ever as the escalating capital markets crisis continued to warrant unprecedented and coordinated policy response in an effort to prevent a collapse of the financial system. The bailout of Bear Stearns in March 2008 commenced a period that saw negative returns across many fixed income sectors. As troubling news of write-downs, downgrades and losses continued to permeate the financial sector, U.S. Treasury yields fell amid a persistent flight to quality as previously "safe" investments such as AAA rated asset-backed securities (ABS) were shunned in favor of the safety and liquidity of Treasury securities. Though newsworthy, the growing woes of the housing market, unemployment, and other indicators of economic stress became secondary to front-line events in September including the bankruptcy of Lehman Brothers, near collapse of AIG, and the Primary Reserve Fund "breaking the buck".

With these unimaginable events in late third quarter, the previous lows and highs achieved during the subprime scare of 2007 became barely noticeable as dour forecasts and poor liquidity conditions vastly overwhelmed any notion of securities trading near fundamental value. Although 2008 finished as the worst calendar year for all U.S. spread sectors, signs of improvement were noted at year end and into the first quarter of 2009 as announced government action and central bank programs began to take hold. General sentiment and market functioning improved somewhat into the new year as non-Treasury sectors began to see tepid interest from investors seeking relatively attractive yields.

The Fund's return was negative in both absolute terms and in relation to the Barclays Capital Government/Credit 1-3 Year Bond Index for the period. The Fund's sub-advisor was cautious with respect to the market and was invested in what they deemed to be a moderately conservative risk posture. Nevertheless, the Fund's overall exposure to U.S. Treasuries was considerably lower than the benchmark and the abrupt nature of the flight to quality was the key performance detractor. Another factor that detracted considerably from performance was the sub-advisor's strategic investment exposure to high quality, structured securities such as asset-backed, residential mortgage-backed, and commercial mortgage-backed bonds, none of which are represented in the fund's benchmark. These securities, which have traditionally benefited the Fund's investment strategy, were hurt indiscriminately during the period, regardless of the caliber of the collateral supporting these bonds.

MGI Funds

March 31, 2009

Comparison of Change in Value of a $10,000 Investment in US Short Maturity Fixed Income Shares vs. the Barclays Capital Government/Credit 1-3 Year Bond Index As of March 31, 2009

$12,000
$11,000
$10,000
$9,000
$11,859
$10,256
8/22/05
$10,000
8/22/05
9/30/05
3/31/06
9/30/06
3/31/07
9/30/07
3/31/08
9/30/08
3/31/09
US Short Maturity Fixed Income
Barclays Capital Government/Credit 1-3 Year Bond Index

Average Annual Return		
	Short Maturity Fixed Income - Class Y-3	Barclays Capital Government/Credit 1-3 Year Bond Index
Year Ended	-7.52%	2.77%
Since Inception	0.70%	4.84%

This graph shows the performance of the MGI US Short Maturity Fixed Income Fund Class Y-3 shares versus the Barclays Capital Government/Credit 1 3 Year Bond Index from August 22, 2005, which is the inception date of the Fund, through March 31, 2009. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund's most recent month-end performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased.

MGI US Large Cap Growth Equity Fund

Schedule of Investments
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 98.5%
	Aerospace & Defense — 1.8%
2,012	General Dynamics Corp.	83,680
39,976	Lockheed Martin Corp.	2,759,543
53,000	United Technologies Corp.	2,277,940
		5,121,163
	Agriculture — 2.1%
71,400	Monsanto Co.	5,933,340
	Airlines — 0.2%
63,600	Southwest Airlines Co.	402,588
	Apparel — 0.5%
24,520	NIKE, Inc. Class B	1,149,743
7,700	Polo Ralph Lauren Corp.	325,325
		1,475,068
	Banks — 0.2%
12,945	First Horizon National Corp.	139,033
4,300	Northern Trust Corp.	257,226
1,800	State Street Corp.	55,404
		451,663
	Beverages — 1.4%
15,025	Brown-Forman Corp. Class B	583,421
27,276	Coca-Cola Co. (The)	1,198,780
12,300	Constellation Brands, Inc. Class A*	146,370
1,900	Dr Pepper Snapple Group, Inc.*	32,129
36,808	PepsiCo, Inc.	1,894,876
		3,855,576
	Biotechnology — 4.0%
8,600	Abraxis BioScience*	410,048
48,700	Amgen, Inc.*	2,411,624
31,808	Celgene Corp.*	1,412,275
94,600	Genzyme Corp.*	5,618,294
31,800	Illumina, Inc.*	1,184,232
		11,036,473
	Chemicals — 0.9%
2,100	CF Industries Holdings, Inc.	149,373
31,000	Ecolab, Inc.	1,076,630
1,000	Praxair, Inc.	67,290
5,700	Rohm and Haas Co.	449,388
6,800	Sherwin-Williams Co. (The)	353,396
7,700	Sigma-Aldrich Corp.	290,983
		2,387,060

See accompanying notes to the financial statements.

MGI US Large Cap Growth Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Coal — 0.1%
6,300	Consol Energy, Inc.	159,012
8,300	Peabody Energy Corp.	207,832
		366,844
	Commercial Services — 5.7%
24,500	Apollo Group, Inc. Class A*	1,919,085
40,099	Iron Mountain, Inc.*	888,995
14,900	ITT Educational Services, Inc.*	1,809,158
17,400	Mastercard, Inc. Class A	2,914,152
44,800	Moody's Corp.	1,026,816
120,610	Visa, Inc. Class A	6,705,916
51,800	Western Union Co. (The)	651,126
		15,915,248
	Computers — 8.3%
6,900	Affiliated Computer Services, Inc. Class A*	330,441
92,541	Apple, Inc.*	9,727,910
130,100	Cognizant Technology Solutions Corp. Class A*	2,704,779
11,100	Dell, Inc.*	105,228
149,892	EMC Corp., Massachusetts*	1,708,769
91,201	Hewlett-Packard Co.	2,923,904
40,340	International Business Machines Corp.	3,908,542
6,500	Lexmark International, Inc. Class A*	109,655
1,400	NetApp, Inc.*	20,776
26,100	Research In Motion, Ltd. (Canadian Stock Exchange)*	1,124,127
23,900	SanDisk Corp.*	302,335
		22,966,466
	Cosmetics & Personal Care — 2.7%
15,676	Avon Products, Inc.	301,450
19,684	Colgate-Palmolive Co.	1,160,962
31,560	Estee Lauder Cos. (The), Inc. Class A	777,954
108,554	Procter & Gamble Co.	5,111,808
		7,352,174
	Distribution & Wholesale — 1.2%
85,450	Fastenal Co.	2,747,645
8,400	WW Grainger, Inc.	589,512
		3,337,157
	Diversified Financial Services — 4.5%
2,100	American Express Co.	28,623
203,900	Charles Schwab Corp. (The)	3,160,450
7,100	CME Group, Inc.	1,749,369
31,100	Discover Financial Services	196,241
1,500	Franklin Resources, Inc.	80,805
5,300	Goldman Sachs Group, Inc.	561,906

See accompanying notes to the financial statements.

MGI US Large Cap Growth Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Diversified Financial Services — continued
57,600	IntercontinentalExchange, Inc.*	4,289,472
64,500	JPMorgan Chase & Co.	1,714,410
1,000	Nasdaq OMX Group, Inc. (The)*	19,580
34,600	SLM Corp.*	171,270
14,300	T Rowe Price Group, Inc.	412,698
		12,384,824
	Electronics — 1.4%
2,200	Agilent Technologies, Inc.*	33,814
12,300	Amphenol Corp. Class A	350,427
44,100	Dolby Laboratories, Inc. Class A*	1,504,251
10,100	FLIR Systems, Inc.*	206,848
52,296	Thermo Fisher Scientific, Inc.*	1,865,398
		3,960,738
	Engineering & Construction — 0.1%
5,200	Fluor Corp.	179,660
700	Jacobs Engineering Group, Inc.*	27,062
		206,722
	Environmental Control — 0.1%
1,500	Republic Services, Inc.	25,725
2,300	Stericycle, Inc.*	109,779
		135,504
	Food — 3.0%
29,000	Campbell Soup Co.	793,440
3,900	Dean Foods Co.*	70,512
65,272	General Mills, Inc.	3,255,768
25,700	Hershey Co. (The)	893,075
19,800	HJ Heinz Co.	654,588
800	Hormel Foods Corp.	25,368
41,210	Kellogg Co.	1,509,522
20,500	Kroger Co. (The)	435,010
8,100	McCormick & Co., Inc.	239,517
15,100	Sysco Corp.	344,280
		8,221,080
	Hand & Machine Tools — 0.0%
2,400	Black & Decker Corp.	75,744
	Health Care - Products — 7.7%
12,250	Alcon, Inc.	1,113,648
101,022	Baxter International, Inc.	5,174,347
4,964	Becton Dickinson and Co.	333,779
1,300	Boston Scientific Corp.*	10,335

See accompanying notes to the financial statements.

MGI US Large Cap Growth Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Health Care - Products — continued
400	CR Bard, Inc.	31,888
21,700	Intuitive Surgical, Inc.*	2,069,312
77,270	Johnson & Johnson	4,064,402
8,300	Medtronic, Inc.	244,601
99,500	Mindray Medical International, Ltd. Class A, ADR	1,841,745
65,200	St Jude Medical, Inc.*	2,368,716
54,436	Stryker Corp.	1,853,001
74,500	Varian Medical Systems, Inc.*	2,267,780
1,536	Zimmer Holdings, Inc.*	56,064
		21,429,618
	Health Care - Services — 0.5%
9,900	DaVita, Inc.*	435,105
1,900	Humana, Inc.*	49,552
13,800	Quest Diagnostics, Inc./DE	655,224
1,100	UnitedHealth Group, Inc.	23,023
2,100	WellPoint, Inc.*	79,737
		1,242,641
	Holding Companies - Diversified — 0.1%
21,300	Leucadia National Corp.*	317,157
	Home Builders — 0.1%
5,200	Centex Corp.	39,000
7,300	DR Horton, Inc.	70,810
2,500	KB Home	32,950
22,000	Pulte Homes, Inc.	240,460
		383,220
	Household Products & Wares — 0.0%
1,484	Kimberly-Clark Corp.	68,427
	Insurance — 0.3%
1,800	Aflac, Inc.	34,848
4,200	AON Corp.	171,444
7,200	Chubb Corp.	304,704
5,700	Loews Corp.	125,970
7,900	Progressive Corp. (The)*	106,176
		743,142
	Internet — 6.7%
63,184	Amazon.Com, Inc.*	4,640,233
8,000	Baidu, Inc./China, Sponsored ADR*	1,412,800
27,300	Equinix, Inc.*	1,532,895
21,365	Google, Inc. Class A*	7,436,302
28,200	McAfee, Inc.*	944,700

See accompanying notes to the financial statements.

MGI US Large Cap Growth Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Internet — continued
22,800	priceline.com, Inc.*	1,796,184
63,400	Symantec Corp.*	947,196
		18,710,310
	Leisure Time — 0.6%
67,700	Carnival Corp.	1,462,320
10,000	Harley-Davidson, Inc.	133,900
		1,596,220
	Lodging — 0.3%
263,589	Las Vegas Sands Corp.*	793,403
800	Wynn Resorts, Ltd.*	15,976
		809,379
	Machinery - Construction & Mining — 0.0%
1,800	Caterpillar, Inc.	50,328
	Machinery - Diversified — 0.2%
20,200	Cummins, Inc.	514,090
	Media — 0.6%
77,500	Comcast Corp. Class A	1,057,100
19,500	DIRECTV Group (The), Inc.*	444,405
2,700	McGraw-Hill Cos. (The), Inc.	61,749
7,500	Walt Disney Co. (The)	136,200
		1,699,454
	Metal Fabricate & Hardware — 0.5%
22,800	Precision Castparts Corp.	1,365,720
	Miscellaneous - Manufacturing — 1.3%
1,500	3M Co.	74,580
62,000	Danaher Corp.	3,361,640
700	Illinois Tool Works, Inc.	21,595
3,200	ITT Corp.	123,104
		3,580,919
	Oil & Gas — 7.8%
6,100	Apache Corp.	390,949
500	Cabot Oil & Gas Corp.	11,785
24,500	Chesapeake Energy Corp.	417,970
22,688	Chevron Corp.	1,525,541
38,800	ConocoPhillips	1,519,408
12,000	Devon Energy Corp.	536,280
1,400	Diamond Offshore Drilling, Inc.	88,004
16,700	ENSCO International, Inc.	440,880

See accompanying notes to the financial statements.

MGI US Large Cap Growth Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Oil & Gas — continued
4,300	EOG Resources, Inc.	235,468
172,282	Exxon Mobil Corp.	11,732,404
11,300	Hess Corp.	612,460
1,000	Marathon Oil Corp.	26,290
200	Murphy Oil Corp.	8,954
14,600	Nabors Industries, Ltd.*	145,854
11,600	Occidental Petroleum Corp.	645,540
26,100	Petroleo Brasileiro SA, ADR	795,267
31,900	Pioneer Natural Resources Co.	525,393
66,500	Southwestern Energy Co.*	1,974,385
3,415	XTO Energy, Inc.	104,567
		21,737,399
	Oil & Gas Services — 4.3%
3,700	Baker Hughes, Inc.	105,635
2,700	BJ Services Co.	26,865
1,600	Cameron International Corp.*	35,088
97,900	FMC Technologies, Inc.*	3,071,123
15,300	Halliburton Co.	236,691
144,596	National Oilwell Varco, Inc.*	4,151,351
94,700	Schlumberger, Ltd.	3,846,714
21,100	Smith International, Inc.	453,228
		11,926,695
	Packaging & Containers — 0.0%
400	Ball Corp.	17,360
200	Owens-Illinois, Inc.*	2,888
1,500	Pactiv Corp.*	21,885
		42,133
	Pharmaceuticals — 8.1%
49,880	Abbott Laboratories	2,379,276
63,500	Allergan, Inc.	3,032,760
24,200	Cephalon, Inc.*	1,648,020
1,500	DENTSPLY International, Inc.	40,275
30,884	Express Scripts, Inc.*	1,425,914
110,500	Gilead Sciences, Inc.*	5,118,360
900	Hospira, Inc.*	27,774
14,200	King Pharmaceuticals, Inc.*	100,394
135,200	Medco Health Solutions, Inc.*	5,589,168
68,510	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	3,086,376
1,100	Wyeth	47,344
		22,495,661
	REITS — 0.0%
1,900	Ventas, Inc. REIT	42,959

See accompanying notes to the financial statements.

MGI US Large Cap Growth Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Retail — 7.6%
2,480	AutoZone, Inc.*	403,298
4,400	Bed Bath & Beyond, Inc.*	108,900
23,600	Best Buy Co., Inc.	895,856
6,600	Big Lots, Inc.*	137,148
10,300	Costco Wholesale Corp.	477,096
104,578	CVS Caremark Corp.	2,874,849
21,700	Family Dollar Stores, Inc.	724,129
3,000	Home Depot, Inc.	70,680
46,400	Kohl's Corp.*	1,963,648
67,900	Lowe's Cos., Inc.	1,239,175
43,884	McDonald's Corp.	2,394,750
2,200	O'Reilly Automotive, Inc.*	77,022
23,100	RadioShack Corp.	197,967
1,800	Sears Holdings Corp.*	82,278
13,000	Staples, Inc.	235,430
200,400	Starbucks Corp.*	2,226,444
31,700	TJX Cos., Inc.	812,788
120,700	Wal-Mart Stores, Inc.	6,288,470
500	Yum! Brands, Inc.	13,740
		21,223,668
	Savings & Loans — 0.3%
81,100	Hudson City Bancorp, Inc.	948,059
	Semiconductors — 1.5%
64,600	Altera Corp.	1,133,730
101,500	Broadcom Corp. Class A*	2,027,970
5,400	Intel Corp.	81,270
20,600	National Semiconductor Corp.	211,562
6,900	Nvidia Corp.*	68,034
12,900	QLogic Corp.*	143,448
30,400	Xilinx, Inc.	582,464
		4,248,478
	Software — 4.1%
16,100	Adobe Systems, Inc.*	344,379
13,700	Automatic Data Processing, Inc.	481,692
62,400	Compuware Corp.*	411,216
3,900	Dun & Bradstreet Corp.	300,300
4,600	IMS Health, Inc.	57,362
4,100	Intuit, Inc.*	110,700
268,357	Microsoft Corp.	4,929,718
167,300	Oracle Corp.*	3,023,111
4,800	Paychex, Inc.	123,216
49,800	Salesforce.com, Inc.*	1,629,954
		11,411,648

See accompanying notes to the financial statements.

MGI US Large Cap Growth Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Telecommunications — 5.3%
52,500	America Movil SA de CV-Series L, ADR	1,421,700
40,000	American Tower Corp. Class A*	1,217,200
178,988	Cisco Systems, Inc.*	3,001,629
1,600	Juniper Networks, Inc.*	24,096
66,100	MetroPCS Communications, Inc.*	1,128,988
203,800	Qualcomm, Inc.	7,929,858
		14,723,471
	Textiles — 0.0%
1,300	Cintas Corp.	32,136
	Transportation — 2.4%
18,400	Burlington Northern Santa Fe Corp.	1,106,760
26,500	CH Robinson Worldwide, Inc.	1,208,665
20,400	Expeditors International Washington, Inc.	577,116
23,600	Norfolk Southern Corp.	796,500
74,300	Union Pacific Corp.	3,054,473
		6,743,514
	TOTAL COMMON STOCKS (COST $326,571,865)	273,671,878
Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.5%
	Bank Deposits — 1.5%
4,064,031	Euro Time Deposit, 0.01%, due 04/01/2009	4,064,031
	TOTAL SHORT-TERM INVESTMENTS (COST $4,064,031)	4,064,031
	TOTAL INVESTMENTS — 100.0% (Cost $330,635,896)	277,735,909
	Other Assets and Liabilities (net) — 0.0%	4,482
	NET ASSETS — 100.0%	$277,740,391

Notes to Schedule of Investments:

Industry classifications are unaudited

ADR - American Depository Receipt

  *  Non-income producing security.

See accompanying notes to the financial statements.

MGI US Large Cap Growth Equity Fund

Schedule of Investments (Continued)
March 31, 2009

Asset Class Summary (Unaudited)	% of Total Net Assets
Common Stocks	98.5
Short-Term Investments	1.5
Other Assets and Liabilities (net)	—
100.0%

See accompanying notes to the financial statements.

MGI US Large Cap Value Equity Fund

Schedule of Investments
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 98.0%
	Advertising — 0.7%
77,400	Omnicom Group	1,811,160
	Aerospace & Defense — 5.7%
22,260	General Dynamics Corp.	925,793
29,458	Lockheed Martin Corp.	2,033,486
72,903	Northrop Grumman Corp.	3,181,487
67,864	Raytheon Co.	2,642,624
133,655	United Technologies Corp.	5,744,492
		14,527,882
	Agriculture — 1.8%
72,600	Archer-Daniels-Midland Co.	2,016,828
75,000	Philip Morris International, Inc.	2,668,500
		4,685,328
	Apparel — 0.8%
31,000	NIKE, Inc. Class B	1,453,590
11,500	VF Corp.	656,765
		2,110,355
	Banks — 3.3%
198,548	Bank of America Corp.	1,354,097
61,058	Capital One Financial Corp.	747,350
9,800	Cullen/Frost Bankers, Inc.	460,012
38,500	Fifth Third Bancorp	112,420
47,603	Northern Trust Corp.	2,847,611
19,000	State Street Corp.	584,820
157,303	Wells Fargo & Co.	2,239,995
15,700	Zions Bancorporation	154,331
		8,500,636
	Beverages — 0.4%
21,848	PepsiCo, Inc.	1,124,735
	Biotechnology — 1.5%
51,254	Amgen, Inc.*	2,538,098
25,463	Biogen Idec, Inc.*	1,334,771
		3,872,869
	Chemicals — 0.8%
21,861	Air Products & Chemicals, Inc.	1,229,681
56,300	Dow Chemical Co. (The)	474,609
7,700	FMC Corp.	332,178
		2,036,468

See accompanying notes to the financial statements.

MGI US Large Cap Value Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Coal — 0.3%
29,077	Peabody Energy Corp.	728,088
	Commercial Services — 1.1%
28,100	Apollo Group, Inc. Class A*	2,201,073
7,700	Interactive Data Corp.	191,422
53,400	RR Donnelley & Sons Co.	391,422
		2,783,917
	Computers — 3.6%
28,088	Diebold, Inc.	599,679
109,001	Hewlett-Packard Co.	3,494,572
49,924	International Business Machines Corp.	4,837,136
30,900	NCR Corp.*	245,655
		9,177,042
	Cosmetics & Personal Care — 1.1%
57,200	Procter & Gamble Co.	2,693,548
	Diversified Financial Services — 4.6%
240,936	Citigroup, Inc.	609,568
14,504	Franklin Resources, Inc.	781,330
16,638	Goldman Sachs Group, Inc.	1,763,961
244,544	JPMorgan Chase & Co.	6,499,980
10,900	Knight Capital Group, Inc. Class A*	160,666
86,899	Morgan Stanley	1,978,690
		11,794,195
	Electric — 7.1%
92,600	Ameren Corp.	2,147,394
32,500	American Electric Power Co., Inc.	820,950
164,530	Edison International	4,740,109
61,592	FirstEnergy Corp.	2,377,451
66,000	Great Plains Energy, Inc.	889,020
40,278	NRG Energy, Inc.*	708,893
39,200	NV Energy, Inc.	368,088
12,700	Odyssey Re Holdings Corp.	481,711
65,202	Pepco Holdings, Inc.	813,721
37,745	PG&E Corp.	1,442,614
17,200	Pinnacle West Capital Corp.	456,832
98,053	Public Service Enterprise Group, Inc.	2,889,622
		18,136,405
	Electrical Components & Equipment — 0.4%
36,503	Emerson Electric Co.	1,043,256

See accompanying notes to the financial statements.

MGI US Large Cap Value Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Electronics — 0.5%
16,000	Avnet, Inc.*	280,160
29,179	Thermo Fisher Scientific, Inc.*	1,040,815
		1,320,975
	Environmental Control — 1.0%
54,700	Republic Services, Inc.	938,105
60,490	Waste Management, Inc.	1,548,544
		2,486,649
	Food — 3.7%
131,800	ConAgra Foods, Inc.	2,223,466
152,805	Kroger Co. (The)	3,242,522
108,015	Nestle SA, Sponsored ADR	3,623,903
23,800	SUPERVALU, Inc.	339,864
		9,429,755
	Gas — 0.5%
63,700	Southern Union Co.	969,514
11,200	Southwest Gas Corp.	235,984
		1,205,498
	Health Care - Products — 3.5%
39,200	Becton Dickinson and Co.	2,635,808
159,978	Boston Scientific Corp.*	1,271,825
44,116	Covidien, Ltd.	1,466,416
65,340	Johnson & Johnson	3,436,884
		8,810,933
	Health Care - Services — 1.6%
28,977	Aetna, Inc.	705,010
48,300	Coventry Health Care, Inc.*	625,002
74,900	Humana, Inc.*	1,953,392
8,000	Lincare Holdings, Inc.*	174,400
31,973	UnitedHealth Group, Inc.	669,195
		4,126,999
	Home Builders — 0.4%
2,250	NVR, Inc.*	962,437
	Household Products & Wares — 1.0%
16,429	Clorox Co.	845,765
38,278	Kimberly-Clark Corp.	1,764,998
		2,610,763
	Insurance — 8.4%
53,904	ACE, Ltd.	2,177,722
55,200	Aflac, Inc.	1,068,672

See accompanying notes to the financial statements.

MGI US Large Cap Value Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Insurance — continued
9,900	Allied World Assurance Co. Holdings, Ltd./Bermuda	376,497
86,200	Allstate Corp. (The)	1,650,730
15,800	American Financial Group, Inc.	253,590
11,000	Arch Capital Group, Ltd.*	592,460
22,300	Assurant, Inc.	485,694
22,000	Axis Capital Holdings, Ltd.	495,880
77,084	Chubb Corp.	3,262,195
80,500	Cigna Corp.	1,415,995
17,500	CNA Financial Corp.	160,300
12,200	Endurance Specialty Holdings, Ltd.	304,268
51,400	Hartford Financial Services Group, Inc.	403,490
9,400	IPC Holdings, Ltd.	254,176
70,000	Loews Corp.	1,547,000
62,215	Metlife, Inc.	1,416,635
67,800	Prudential Financial, Inc.	1,289,556
104,015	Travelers Cos., Inc. (The)	4,227,170
		21,382,030
	Iron & Steel — 0.8%
26,112	Nucor Corp.	996,695
44,600	United States Steel Corp.	942,398
		1,939,093
	Leisure Time — 0.2%
70,500	Royal Caribbean Cruises, Ltd.	564,705
	Machinery - Diversified — 0.4%
28,465	Deere & Co.	935,645
	Media — 2.0%
218,472	Comcast Corp. Class A	2,979,958
9,371	Time Warner Cable, Inc.	232,401
103,999	Time Warner, Inc.	2,007,181
		5,219,540
	Mining — 0.5%
29,001	BHP Billiton, Ltd., Sponsored ADR	1,293,445
	Miscellaneous - Manufacturing — 0.5%
3,600	Dover Corp.	95,473
5,900	ITT Corp.	228,130
45,600	Tyco International, Ltd.	891,936
		1,215,539
	Oil & Gas — 15.5%
92,699	Anadarko Petroleum Corp.	3,605,064
14,749	Apache Corp.	945,263

See accompanying notes to the financial statements.

MGI US Large Cap Value Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Oil & Gas — continued
52,337	Chevron Corp.	3,519,140
24,400	ConocoPhillips	955,504
14,571	Devon Energy Corp.	651,178
29,179	Diamond Offshore Drilling, Inc.	1,834,192
215,705	Exxon Mobil Corp.	14,689,511
14,556	Hess Corp.	788,935
43,000	Noble Corp.	1,035,870
58,073	Occidental Petroleum Corp.	3,231,762
41,200	Plains Exploration & Production Co.*	709,876
68,791	Total SA, Sponsored ADR	3,374,887
158,500	Valero Energy Corp.	2,837,150
11,800	World Fuel Services Corp.	373,234
32,999	XTO Energy, Inc.	1,010,429
		39,561,995
	Pharmaceuticals — 7.3%
16,708	Abbott Laboratories	796,971
46,410	Bristol-Myers Squibb Co.	1,015,660
108,100	Eli Lilly & Co.	3,611,621
29,600	Forest Laboratories, Inc.*	650,016
6,800	Herbalife, Ltd.	101,864
83,713	Merck & Co., Inc.	2,239,323
619,090	Pfizer, Inc.	8,432,006
79,022	Schering-Plough Corp.	1,860,968
		18,708,429
	REITS — 1.1%
28,286	AvalonBay Communities, Inc. REIT	1,331,139
19,015	Boston Properties, Inc. REIT	666,096
5,100	Public Storage REIT	281,775
14,300	Simon Property Group, Inc. REIT	495,352
		2,774,362
	Retail — 5.3%
58,264	Best Buy Co., Inc.	2,211,702
123,192	CVS Caremark Corp.	3,386,548
16,500	McDonald's Corp.	900,405
115,500	Staples, Inc.	2,091,705
49,430	TJX Cos., Inc.	1,267,385
68,968	Wal-Mart Stores, Inc.	3,593,233
		13,450,978
	Savings & Loans — 0.2%
49,900	Hudson City Bancorp, Inc.	583,331

See accompanying notes to the financial statements.

MGI US Large Cap Value Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Software — 1.6%
181,512	Microsoft Corp.	3,334,375
36,055	Oracle Corp.*	651,514
		3,985,889
	Telecommunications — 7.0%
449,246	AT&T, Inc.	11,320,999
13,800	CenturyTel, Inc.	388,056
61,819	Cisco Systems, Inc.*	1,036,705
33,800	Harris Corp.	978,172
141,394	Verizon Communications, Inc.	4,270,099
		17,994,031
	Toys, Games & Hobbies — 0.2%
15,300	Hasbro, Inc.	383,571
	Transportation — 1.6%
33,791	Burlington Northern Santa Fe Corp.	2,032,529
58,200	Norfolk Southern Corp.	1,964,250
9,100	Overseas Shipholding Group	206,297
		4,203,076
	TOTAL COMMON STOCKS (COST $291,963,301)	250,175,552
Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENT — 1.7%
	Bank Deposits — 1.7%
4,439,946	Euro Time Deposit, 0.01%, due 04/01/2009	4,439,946
	TOTAL SHORT-TERM INVESTMENTS (COST $4,439,946)	4,439,946
	TOTAL INVESTMENTS — 99.7% (Cost $296,403,247)	254,615,498
	Other Assets and Liabilities (net) — 0.3%	784,512
	NET ASSETS — 100.0%	$255,400,010

Notes to Schedule of Investments:

Industry classifications are unaudited

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

  *  Non-income producing security.

See accompanying notes to the financial statements.

MGI US Large Cap Value Equity Fund

Schedule of Investments (Continued)
March 31, 2009

Asset Class Summary (Unaudited)	% of Total Net Assets
Common Stocks	98.0
Short-Term Investments	1.7
Other Assets and Liabilities (net)	0.3
100.0%

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Growth Equity Fund

Schedule of Investments
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 97.3%
	Advertising — 0.4%
60,260	Lamar Advertising Co. Class A*	587,535
	Aerospace & Defense — 1.5%
19,450	Aerovironment, Inc.*	406,505
14,310	Alliant Techsystems, Inc.*	958,484
73,975	BE Aerospace, Inc.*	641,363
		2,006,352
	Apparel — 0.4%
30,040	Coach, Inc.*	501,668
	Auto Parts & Equipment — 0.1%
51,030	Amerigon, Inc. Class A*	188,811
	Banks — 1.0%
45,010	People's United Financial, Inc.	808,830
36,700	PrivateBancorp, Inc.	530,682
		1,339,512
	Beverages — 0.5%
11,650	Hansen Natural Corp.*	419,400
8,180	Molson Coors Brewing Co. Class B	280,410
		699,810
	Biotechnology — 6.2%
53,242	Alexion Pharmaceuticals, Inc.*	2,005,094
1,642	Bio-Rad Laboratories, Inc. Class A*	108,208
23,420	Charles River Laboratories International, Inc.*	637,258
82,886	Illumina, Inc.*	3,086,675
36,409	Life Technologies Corp.*	1,182,564
13,160	Millipore Corp.*	755,516
10,011	QIAGEN NV*	159,775
5,480	United Therapeutics Corp.*	362,173
		8,297,263
	Chemicals — 1.0%
20,027	Airgas, Inc.	677,113
17,090	Ecolab, Inc.	593,536
		1,270,649
	Coal — 0.9%
8,562	Alpha Natural Resources, Inc.*	151,976
14,050	Consol Energy, Inc.	354,622
56,550	Massey Energy Co.	572,286
7,489	Walter Industries, Inc.	171,273
		1,250,157

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Commercial Services — 8.6%
1,466	Apollo Group, Inc. Class A*	114,832
12,711	Capella Education Co.*	673,683
20,250	Coinstar, Inc.*	663,390
32,950	Corinthian Colleges, Inc.*	640,877
27,514	Corrections Corp. of America*	352,454
31,167	DeVry, Inc.	1,501,626
14,071	FTI Consulting, Inc.*	696,233
84,910	Genpact, Ltd.*	752,303
35,723	Geo Group (The), Inc.*	473,330
47,240	Healthcare Services Group	707,183
49,830	Iron Mountain, Inc.*	1,104,731
4,502	ITT Educational Services, Inc.*	546,633
64,275	Navigant Consulting, Inc.*	840,074
47,353	Quanta Services, Inc.*	1,015,722
45,550	Ritchie Bros Auctioneers, Inc.	846,774
9,390	Robert Half International, Inc.	167,424
1,807	Strayer Education, Inc.	325,025
		11,422,294
	Computers — 1.8%
7,115	Affiliated Computer Services, Inc. Class A*	340,737
134,950	Brocade Communications Systems, Inc.*	465,578
33,490	Micros Systems, Inc.*	627,937
47,925	NetApp, Inc.*	711,207
43,791	Seagate Technology	263,184
		2,408,643
	Cosmetics & Personal Care — 1.1%
18,697	Alberto-Culver Co.	422,739
13,780	Chattem, Inc.*	772,369
56,280	Physicians Formula Holdings, Inc.*	110,309
24,200	Skilled Healthcare Group, Inc. Class A*	198,682
		1,504,099
	Distribution & Wholesale — 1.6%
10,707	Fastenal Co.	344,283
45,962	LKQ Corp.*	655,878
27,500	WESCO International, Inc.*	498,300
8,500	WW Grainger, Inc.	596,530
		2,094,991
	Diversified Financial Services — 2.6%
16,239	Affiliated Managers Group*	677,329
20,110	Eaton Vance Corp.	459,513
30,180	Evercore Partners, Inc. Class A	466,281
7,740	IntercontinentalExchange, Inc.*	576,398
10,790	Oppenheimer Holdings, Inc. Class A	107,684

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Diversified Financial Services — continued
41,370	Raymond James Financial, Inc.	814,989
46,280	TradeStation Group, Inc.*	305,448
		3,407,642
	Electrical Components & Equipment — 1.5%
29,350	Ametek, Inc.	917,775
21,302	Energizer Holdings, Inc.*	1,058,496
		1,976,271
	Electronics — 4.1%
74,576	Amphenol Corp. Class A	2,124,670
26,410	Cogent, Inc.*	314,279
12,900	Dolby Laboratories, Inc. Class A*	440,019
33,060	FLIR Systems, Inc.*	677,069
64,710	Gentex Corp.	644,512
22,435	Mettler Toledo International, Inc.*	1,151,588
7,514	Trimble Navigation, Ltd.*	114,814
		5,466,951
	Engineering & Construction — 1.9%
6,373	Emcor Group, Inc.*	109,424
14,752	Jacobs Engineering Group, Inc.*	570,312
31,494	McDermott International, Inc.*	421,705
36,343	URS Corp.*	1,468,621
		2,570,062
	Entertainment — 1.0%
16,773	Bally Technologies, Inc.*	308,959
32,075	DreamWorks Animation SKG, Inc. Class A*	694,103
49,490	Pinnacle Entertainment, Inc.*	348,409
		1,351,471
	Environmental Control — 3.1%
31,970	Energy Recovery, Inc.*	242,972
34,298	Republic Services, Inc.	588,211
49,253	Stericycle, Inc.*	2,350,846
38,746	Waste Connections, Inc.*	995,772
		4,177,801
	Hand & Machine Tools — 0.1%
7,850	Kennametal, Inc.	127,249
	Health Care - Products — 5.7%
4,142	CR Bard, Inc.	330,200
5,618	Edwards Lifesciences Corp.*	340,619
19,897	Gen-Probe, Inc.*	906,905
6,519	Haemonetics Corp.*	359,067

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Health Care - Products — continued
17,760	Henry Schein, Inc.*	710,578
26,715	Hologic, Inc.*	349,699
41,884	Idexx Laboratories, Inc.*	1,448,349
23,793	Immucor, Inc.*	598,394
30,970	Natus Medical, Inc.*	263,555
41,015	NuVasive, Inc.*	1,287,051
23,152	Resmed, Inc.*	818,192
8,373	STERIS Corp.	194,923
		7,607,532
	Health Care - Services — 3.5%
5,060	Covance, Inc.*	180,288
34,704	DaVita, Inc.*	1,525,241
25,085	Laboratory Corp. of America Holdings*	1,467,221
28,330	Pediatrix Medical Group, Inc.*	834,885
41,381	Psychiatric Solutions, Inc.*	650,923
		4,658,558
	Household Products & Wares — 1.1%
28,247	Church & Dwight Co., Inc.	1,475,341
	Housewares — 0.2%
44,470	Newell Rubbermaid, Inc.	283,719
	Insurance — 0.5%
26,800	HCC Insurance Holdings, Inc.	675,092
	Internet — 4.7%
4,360	Blue Nile, Inc.*	131,454
61,300	Check Point Software Technologies*	1,361,473
10,638	Digital River, Inc.*	317,225
31,098	Equinix, Inc.*	1,746,153
10,105	F5 Networks, Inc.*	211,700
25,200	GSI Commerce, Inc.*	330,120
12,356	j2 Global Communications, Inc.*	270,473
15,620	NetFlix, Inc.*	670,411
3,930	priceline.com, Inc.*	309,605
9,373	Sina Corp. China*	217,922
33,500	VeriSign, Inc.*	632,145
		6,198,681
	Iron & Steel — 0.1%
9,082	Cliffs Natural Resources, Inc.	164,929
	Leisure Time — 0.2%
16,640	Life Time Fitness, Inc.*	208,998

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Lodging — 0.7%
17,250	Choice Hotels International, Inc.	445,395
36,200	Starwood Hotels & Resorts Worldwide, Inc.	459,740
		905,135
	Machinery - Construction & Mining — 0.5%
29,150	Joy Global, Inc.	620,895
	Machinery - Diversified — 1.9%
57,132	Idex Corp.	1,249,477
18,990	Rockwell Automation, Inc.	414,742
16,610	Roper Industries, Inc.	705,094
6,455	Wabtec Corp.	170,283
		2,539,596
	Metal Fabricate & Hardware — 0.3%
28,150	Sims Metal Management, Ltd., Sponsored ADR	335,548
	Miscellaneous - Manufacturing — 0.6%
49,900	Actuant Corp. Class A	515,467
7,856	Teleflex, Inc.	307,091
		822,558
	Oil & Gas — 4.1%
22,050	Continental Resources, Inc.*	467,681
33,540	Delta Petroleum Corp.*	40,248
97,675	Denbury Resources, Inc.*	1,451,450
20,825	EQT Corp.	652,447
32,942	Foster Wheeler AG*	575,497
28,270	PetroHawk Energy Corp.*	543,632
15,550	Range Resources Corp.	640,038
142,370	Rex Energy Corp.*	408,602
25,870	Whiting Petroleum Corp.*	668,739
		5,448,334
	Oil & Gas Services — 2.6%
15,945	Core Laboratories NV	1,166,536
26,080	Dresser-Rand Group, Inc.*	576,368
44,565	Exterran Holdings, Inc.*	713,931
12,980	Hornbeck Offshore Services, Inc.*	197,815
10,437	Oceaneering International, Inc.*	384,812
46,087	Tesco Corp.*	360,401
		3,399,863
	Packaging & Containers — 1.5%
53,450	Crown Holdings, Inc.*	1,214,918
13,855	Silgan Holdings, Inc.	727,942
		1,942,860

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Pharmaceuticals — 4.6%
45,550	Amylin Pharmaceuticals, Inc.*	535,213
12,977	DENTSPLY International, Inc.	348,432
103,675	Elan Corp. Plc, Sponsored ADR*	688,402
50,628	NeurogesX, Inc.*	153,909
48,650	OSI Pharmaceuticals, Inc.*	1,861,349
22,931	Patterson Cos., Inc.*	432,479
93,225	Santarus, Inc.*	150,092
39,925	Shire Plc, ADR	1,434,904
23,589	VCA Antech, Inc.*	531,932
		6,136,712
	Real Estate — 0.4%
113,600	CB Richard Ellis Group, Inc. Class A*	457,808
	REITS — 0.5%
47,225	Annaly Capital Management, Inc. REIT	655,011
	Retail — 7.0%
26,649	Advance Auto Parts, Inc.	1,094,741
88,100	American Eagle Outfitters, Inc.	1,078,344
23,314	Bed Bath & Beyond, Inc.*	577,021
11,037	Copart, Inc.*	327,357
58,200	Dick's Sporting Goods, Inc.*	830,514
25,680	GameStop Corp. Class A*	719,554
54,142	O'Reilly Automotive, Inc.*	1,895,511
73,710	Petsmart, Inc.	1,544,962
51,990	Texas Roadhouse, Inc. Class A*	495,465
36,460	Urban Outfitters, Inc.*	596,850
42,438	Wendy's/Arby's Group, Inc.	213,463
		9,373,782
	Semiconductors — 5.0%
28,132	Broadcom Corp. Class A*	562,077
24,130	Cavium Networks, Inc.*	278,460
33,210	Formfactor, Inc.*	598,444
15,271	Hittite Microwave Corp.*	476,455
23,056	Integrated Device Technology, Inc.*	104,905
51,710	Intellon Corp.*	113,762
25,264	Lam Research Corp.*	575,261
19,830	Linear Technology Corp.	455,693
52,841	Marvell Technology Group, Ltd.*	484,024
26,646	Microchip Technology, Inc.	564,629
37,220	Siliconware Precision Industries Co., Sponsored ADR	215,876
44,310	Tessera Technologies, Inc.*	592,425
27,772	Varian Semiconductor Equipment Associates, Inc.*	601,542
56,674	Xilinx, Inc.	1,089,843
		6,713,396

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Software — 7.2%
32,212	ACI Worldwide, Inc.*	603,975
17,030	Ansys, Inc.*	427,453
43,375	BMC Software, Inc.*	1,431,375
32,250	Citrix Systems, Inc.*	730,140
17,430	Electronic Arts, Inc.*	317,052
42,011	Global Payments, Inc.	1,403,588
14,642	Intuit, Inc.*	395,334
40,800	Medassets, Inc.*	581,400
32,550	MSCI, Inc. Class A*	550,420
124,481	Nuance Communications, Inc.*	1,351,864
20,700	Salesforce.com, Inc.*	677,511
19,513	Solera Holdings, Inc.*	483,532
88,450	VeriFone Holdings, Inc.*	601,460
15,008	Verint Systems, Inc.*	52,528
		9,607,632
	Telecommunications — 4.2%
86,275	Comverse Technology, Inc.*	495,218
17,672	Leap Wireless International, Inc.*	616,223
20,580	Neutral Tandem, Inc.*	506,474
31,443	Nice Systems, Ltd., Sponsored ADR*	781,673
44,600	Polycom, Inc.*	686,394
64,646	SBA Communications Corp.*	1,506,252
45,160	Switch & Data Facilities Co., Inc.*	396,053
70,460	tw telecom, Inc. Class A*	616,525
		5,604,812
	Transportation — 0.8%
13,747	Expeditors International Washington, Inc.	388,902
8,892	Kirby Corp.*	236,883
6,729	Knight Transportation, Inc.	102,012
25,166	UTI Worldwide, Inc.	300,734
		1,028,531
	TOTAL COMMON STOCKS (COST $157,705,252)	129,514,554

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 3.6%
	Bank Deposits — 3.6%
4,773,194	Euro Time Deposit, 0.01%, due 04/01/2009	4,773,194
	TOTAL SHORT-TERM INVESTMENTS (COST $4,773,194)	4,773,194
	TOTAL INVESTMENTS — 100.9% (Cost $162,478,446)	134,287,748
	Other Assets and Liabilities (net) — (0.9%)	(1,171,748)
	NET ASSETS — 100.0%	$133,116,000

Notes to Schedule of Investments:

Industry classifications are unaudited

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

  *  Non-income producing security.

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)
March 31, 2009

Asset Class Summary (Unaudited)	% of Total Net Assets
Common Stocks	97.3
Short-Term Investments	3.6
Other Assets and Liabilities (net)	(0.9)
100.0%

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 98.6%
	Advertising — 0.2%
50,900	Interpublic Group of Cos., Inc.*	209,708
	Aerospace & Defense — 0.3%
2,200	Alliant Techsystems, Inc.*	147,356
11,800	Ducommun, Inc.	171,572
1,300	Esterline Technologies Corp.*	26,247
2,500	Goodrich Corp.	94,725
		439,900
	Agriculture — 0.1%
3,800	Universal Corp.	113,696
	Airlines — 0.9%
5,500	Alaska Air Group, Inc.*	96,635
55,900	Continental Airlines, Inc. Class B*	492,479
51,950	Delta Air Lines, Inc.*	292,479
11,300	Skywest, Inc.	140,572
6,400	UAL Corp.*	28,672
7,500	US Airways Group, Inc.*	18,975
		1,069,812
	Apparel — 1.0%
16,400	Liz Claiborne, Inc.	40,508
11,900	Perry Ellis International, Inc.*	41,174
2,780	Polo Ralph Lauren Corp.	117,455
4,100	VF Corp.	234,151
31,000	Warnaco Group (The), Inc.*	744,000
6,600	Wolverine World Wide, Inc.	102,828
		1,280,116
	Auto Manufacturers — 0.5%
16,700	Navistar International Corp.*	558,782
1,800	Oshkosh Corp.	12,132
		570,914
	Auto Parts & Equipment — 0.2%
5,500	Autoliv, Inc.	102,135
2,000	Cooper Tire & Rubber Co.	8,080
9,300	Superior Industries International, Inc.	110,205
		220,420
	Banks — 5.9%
30,740	Associated Banc-Corp.	474,626
9,000	Bancorpsouth, Inc.	187,560
23,500	Bank Mutual Corp.	212,910
13,150	Bank of Hawaii Corp.	433,687

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Banks — continued
1,000	BOK Financial Corp.	34,550
4,200	City Holding Co.	114,618
2,600	City National Corp.	87,802
17,010	Commerce Bancshares, Inc.	617,463
1,400	Cullen/Frost Bankers, Inc.	65,716
86,000	CVB Financial Corp.	570,180
500	First Citizens BancShares, Inc. Class A	65,900
1,700	First Community Bancshares, Inc.	19,839
6,700	First Financial Bancorp	63,851
16,809	First Horizon National Corp.	180,525
4,900	First Merchants Corp.	52,871
20,300	First Midwest Bancorp, Inc.	174,377
34,100	Hanmi Financial Corp.	44,330
32,200	Huntington Bancshares, Inc.	53,452
34,700	International Bancshares Corp.	270,660
9,000	Nara Bancorp, Inc.	26,460
16,300	Oriental Financial Group	79,544
13,700	Pacific Capital Bancorp NA	92,749
83,684	People's United Financial, Inc.	1,503,801
22,300	Prosperity Bancshares, Inc.	609,905
2,500	Provident Bankshares Corp.	17,625
7,100	Susquehanna Bancshares, Inc.	66,243
4,300	SVB Financial Group*	86,043
10,800	Synovus Financial Corp.	35,100
12,620	TCF Financial Corp.	148,411
5,200	Texas Capital Bancshares, Inc.*	58,552
6,600	Trustmark Corp.	121,308
19,200	UCBH Holdings, Inc.	28,992
4,620	UMB Financial Corp.	196,304
13,300	United Bankshares, Inc.	229,292
15,200	Whitney Holding Corp.	174,040
12,100	Wilmington Trust Corp.	117,249
12,000	Wilshire Bancorp, Inc.	61,920
		7,378,455
	Beverages — 1.3%
4,612	Coca-Cola Bottling Co. Consolidated	240,054
48,100	Coca-Cola Enterprises, Inc.	634,439
17,575	National Beverage Corp.*	161,163
15,300	Pepsi Bottling Group, Inc.	338,742
11,000	PepsiAmericas, Inc.	189,750
		1,564,148
	Biotechnology — 1.0%
29,900	Affymetrix, Inc.*	97,773
33,200	Life Technologies Corp.*	1,078,336

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Biotechnology — continued
2,760	Martek Biosciences Corp.	50,370
		1,226,479
	Building Materials — 0.5%
3,900	Apogee Enterprises, Inc.	42,822
18,000	Armstrong World Industries, Inc.*	198,180
14,200	Comfort Systems USA, Inc.	147,254
35,013	Gibraltar Industries, Inc.	165,261
5,600	Quanex Building Products Corp.	42,560
		596,077
	Chemicals — 2.5%
11,171	Agrium, Inc.	399,810
10,250	Airgas, Inc.	346,553
11,258	Ashland, Inc.	116,295
60,900	Celanese Corp.	814,233
60,000	Chemtura Corp.	2,850
4,600	Cytec Industries, Inc.	69,092
7,200	Eastman Chemical Co.	192,960
700	Innophos Holdings, Inc.	7,896
4,000	Minerals Technologies, Inc.	128,200
1,800	OM Group, Inc.*	34,776
19,000	PolyOne Corp.*	43,890
22,100	Schulman A, Inc.	299,455
24,500	Terra Industries, Inc.	688,205
		3,144,215
	Coal — 0.4%
24,200	Walter Industries, Inc.	553,454
	Commercial Services — 3.9%
143,900	Advance America Cash Advance Centers, Inc.	243,191
3,400	Albany Molecular Research, Inc.*	32,062
7,600	AMN Healthcare Services, Inc.*	38,760
22,700	Brink's Home Security Holdings, Inc.*	513,020
6,300	CDI Corp.	61,236
3,600	CRA International, Inc.*	67,968
1,100	Emergency Medical Services Corp. Class A*	34,529
21,400	Equifax, Inc.	523,230
17,190	Geo Group (The), Inc.*	227,767
7,400	Healthspring, Inc.*	61,938
4,470	Hillenbrand, Inc.	71,565
9,697	Ituran Location and Control, Ltd.	73,503
9,100	Korn/Ferry International*	82,446
5,200	MAXIMUS, Inc.	207,272
15,700	MPS Group, Inc.*	93,415
24,500	Rent-A-Center, Inc.*	474,565

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Commercial Services — continued
73,600	SAIC, Inc.*	1,374,112
25,800	Service Corp. International, US	90,042
12,850	Sotheby's Class A	115,650
16,600	Stewart Enterprises, Inc. Class A	53,784
30,000	TrueBlue, Inc.*	247,500
11,700	Viad Corp.	165,204
		4,852,759
	Computers — 1.3%
2,140	Affiliated Computer Services, Inc. Class A*	102,485
151,316	Brocade Communications Systems, Inc.*	522,040
4,500	Computer Sciences Corp.*	165,780
1,100	DST Systems, Inc.*	38,082
8,300	Hutchinson Technology, Inc.*	21,580
16,000	Lexmark International, Inc. Class A*	269,920
24,200	Synopsys, Inc.*	501,666
		1,621,553
	Cosmetics & Personal Care — 0.7%
12,400	Alberto-Culver Co.	280,364
96,830	Elizabeth Arden, Inc.*	564,519
		844,883
	Distribution & Wholesale — 1.4%
21,900	Brightpoint, Inc.*	93,732
17,600	Houston Wire & Cable Co.	136,400
72,900	Ingram Micro, Inc. Class A*	921,456
1,800	Owens & Minor, Inc.	59,634
6,400	Tech Data Corp.*	139,392
400	United Stationers, Inc.*	11,232
23,711	WESCO International, Inc.*	429,643
		1,791,489
	Diversified Financial Services — 2.5%
66,500	GFI Group, Inc.	213,465
81,300	Invesco, Ltd.	1,126,818
18,400	Nasdaq OMX Group, Inc. (The)*	360,272
16,700	Nelnet, Inc. Class A*	147,628
8,630	Oppenheimer Holdings, Inc. Class A	86,127
26,000	Stifel Financial Corp.*	1,126,060
		3,060,370
	Electric — 6.3%
7,670	Allete, Inc.	204,712
6,300	Alliant Energy Corp.	155,547
5,800	Avista Corp.	79,924
6,800	Central Vermont Public Service Corp.	117,640

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Electric — continued
93,000	CMS Energy Corp.	1,101,120
4,200	El Paso Electric Co.*	59,178
21,100	Hawaiian Electric Industries, Inc.	289,914
12,130	Integrys Energy Group, Inc.	315,865
11,300	MDU Resources Group, Inc.	182,382
25,400	Mirant Corp.*	289,560
34,000	Northeast Utilities	734,060
23,300	NorthWestern Corp.	500,484
57,648	NRG Energy, Inc.*	1,014,605
20,600	NSTAR	656,728
76,100	NV Energy, Inc.	714,579
1,100	OGE Energy Corp.	26,202
3,700	Pepco Holdings, Inc.	46,176
30,800	Pike Electric Corp.*	284,900
3,800	Pinnacle West Capital Corp.	100,928
26,730	Portland General Electric Co.	470,181
5,300	SCANA Corp.	163,717
7,300	Wisconsin Energy Corp.	300,541
		7,808,943
	Electrical Components & Equipment — 0.7%
9,100	Belden, Inc.	113,841
1,800	Encore Wire Corp.	38,574
28,026	General Cable Corp.*	555,475
4,400	Hubbell, Inc.	118,624
		826,514
	Electronics — 2.4%
55,062	Arrow Electronics, Inc.*	1,049,482
47,894	Avnet, Inc.*	838,624
6,200	Bel Fuse, Inc. Class B	83,328
27,054	Coherent, Inc.*	466,681
2,800	Cubic Corp.	70,924
2,400	Jabil Circuit, Inc.	13,344
12,400	Methode Electronics, Inc.	44,392
11,800	PerkinElmer, Inc.	150,686
3,600	Rogers Corp.*	67,968
2,700	Thomas & Betts Corp.*	67,554
900	Varian, Inc.*	21,366
40,600	Vishay Intertechnology, Inc.*	141,288
		3,015,637
	Energy - Alternate Sources — 0.4%
34,000	Covanta Holding Corp.*	445,060
	Engineering & Construction — 0.2%
9,000	Emcor Group, Inc.*	154,530

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Engineering & Construction — continued
2,200	Michael Baker Corp.*	57,200
1,400	Perini Corp.*	17,220
		228,950
	Entertainment — 0.1%
2,940	DreamWorks Animation SKG, Inc. Class A*	63,622
1,870	International Speedway Corp. Class A	41,252
2,300	Steinway Musical Instruments*	27,531
		132,405
	Food — 3.9%
11,770	American Dairy, Inc.*	199,031
11,100	American Italian Pasta Co. Class A*	386,391
22,100	B&G Foods, Inc. Class A	114,920
13,000	Chiquita Brands International, Inc.*	86,190
5,900	Corn Products International, Inc.	125,080
14,100	Dean Foods Co.*	254,928
56,800	Del Monte Foods Co.	414,072
60,600	Fresh Del Monte Produce, Inc.*	995,052
9,244	Industries Bachoco, S.A.B., Sponsored ADR	103,903
6,200	J&J Snack Foods Corp.	214,458
4,100	JM Smucker Co. (The)	152,807
5,700	Lancaster Colony Corp.	236,436
1,100	McCormick & Co., Inc.	32,527
5,000	Nash Finch Co.	140,450
200	Ralcorp Holdings, Inc.*	10,776
30,000	Ruddick Corp.	673,500
2,500	Spartan Stores, Inc.	38,525
11,200	SUPERVALU, Inc.	159,936
12,703	Village Super Market, Inc. Class A	395,952
7,600	Winn-Dixie Stores, Inc.*	72,656
		4,807,590
	Forest Products & Paper — 1.3%
314	Clearwater Paper Corp.*	2,521
44,000	Domtar Corp.*	41,800
31,100	Glatfelter	194,064
12,600	MeadWestvaco Corp.	151,074
7,000	Neenah Paper, Inc.	25,410
1,300	Potlatch Corp.	30,147
3,800	Rayonier, Inc.	114,836
4,600	Schweitzer-Mauduit International, Inc.	84,916
97,116	Temple-Inland, Inc.	521,513
94,676	Wausau Paper Corp.	497,996
		1,664,277

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Gas — 0.9%
6,000	AGL Resources, Inc.	159,180
6,700	Atmos Energy Corp.	154,904
1,100	Nicor, Inc.	36,553
20,700	NiSource, Inc.	202,860
11,100	Southern Union Co.	168,942
8,200	UGI Corp.	193,602
2,700	Vectren Corp.	56,943
5,700	WGL Holdings, Inc.	186,960
		1,159,944
	Hand & Machine Tools — 1.0%
5,200	Black & Decker Corp.	164,112
21,168	Kennametal, Inc.	343,133
12,474	Lincoln Electric Holdings, Inc.	395,301
13,500	Snap-On, Inc.	338,850
		1,241,396
	Health Care - Products — 0.4%
15,200	Hill-Rom Holdings, Inc.	150,328
8,700	Invacare Corp.	139,461
4,400	STERIS Corp.	102,432
2,000	West Pharmaceutical Services, Inc.	65,620
		457,841
	Health Care - Services — 2.4%
2,400	AMERIGROUP Corp.*	66,096
2,800	Centene Corp.*	50,456
10,500	Gentiva Health Services, Inc.*	159,600
8,600	Health Net, Inc.*	124,528
8,200	Kindred Healthcare, Inc.*	122,590
7,700	LifePoint Hospitals, Inc.*	160,622
2,000	Lincare Holdings, Inc.*	43,600
18,100	Magellan Health Services, Inc.*	659,564
9,500	Medcath Corp.*	69,065
14,800	RehabCare Group, Inc.*	258,112
8,900	Res-Care, Inc.*	129,584
64,100	Sun Healthcare Group, Inc.*	541,004
16,100	Universal Health Services, Inc. Class B	617,274
		3,002,095
	Home Builders — 1.1%
14,100	Centex Corp.	105,750
70,900	DR Horton, Inc.	687,730
8,800	MDC Holdings, Inc.	274,032
600	NVR, Inc.*	256,650
3,700	Pulte Homes, Inc.	40,441

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Home Builders — continued
13,600	Standard Pacific Corp.*	11,968
		1,376,571
	Home Furnishings — 0.1%
7,400	Harman International Industries, Inc.	100,122
38,000	La-Z-Boy, Inc.	47,500
		147,622
	Household Products & Wares — 0.3%
13,300	American Greetings Corp. Class A	67,298
5,500	Blyth, Inc.	143,715
1,200	CSS Industries, Inc.	20,400
10,900	Helen of Troy, Ltd.*	149,875
		381,288
	Insurance — 11.2%
4,330	Alleghany Corp.*	1,172,667
5,100	Allied World Assurance Co. Holdings, Ltd./Bermuda	193,953
7,800	American Equity Investment Life Holding Co.	32,448
10,400	American Financial Group, Inc.	166,920
4,700	Amtrust Financial Services, Inc.	44,885
25,100	Arch Capital Group, Ltd.*	1,351,886
8,100	Aspen Insurance Holdings, Ltd.	181,926
17,450	Assurant, Inc.	380,061
8,700	Axis Capital Holdings, Ltd.	196,098
36,700	CNA Financial Corp.	336,172
46,900	Conseco, Inc.*	43,148
3,800	Employers Holdings, Inc.	36,252
6,300	Endurance Specialty Holdings, Ltd.	157,122
3,000	Erie Indemnity Co. Class A	102,540
55,100	Fidelity National Financial, Inc. Class A	1,075,001
12,300	Flagstone Reinsurance Holdings, Ltd.	95,817
28,690	Hanover Insurance Group (The), Inc.	826,846
3,500	HCC Insurance Holdings, Inc.	88,165
3,600	Infinity Property & Casualty Corp.	122,148
3,000	IPC Holdings, Ltd.	81,120
12,210	Max Capital Group, Ltd.	210,500
11,900	Montpelier Re Holdings, Ltd.	154,224
5,300	Navigators Group, Inc.*	250,054
8,500	OneBeacon Insurance Group, Ltd. Class A	82,110
9,390	PartnerRe, Ltd.	582,837
34,000	Phoenix Cos. (The), Inc.	39,780
5,900	Platinum Underwriters Holdings, Ltd.	167,324
46,540	Reinsurance Group of America, Inc.	1,507,431
5,700	RenaissanceRe Holdings, Ltd.	281,808
19,574	StanCorp Financial Group, Inc.	445,896
40,933	Tower Group, Inc.	1,008,180

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Insurance — continued
2,800	Transatlantic Holdings, Inc.	99,876
8,000	United America Indemnity, Ltd.*	32,160
140,090	Unum Group	1,751,125
2,600	Validus Holdings, Ltd.	61,568
715	White Mountains Insurance Group, Ltd.	122,916
9,500	Willis Group Holdings, Ltd.	209,000
5,430	WR Berkley Corp.	122,446
7,300	Zenith National Insurance Corp.	176,003
		13,990,413
	Internet — 1.4%
38,400	Avocent Corp.*	466,176
35,000	Check Point Software Technologies*	777,350
55,600	TeleCommunication Systems, Inc. Class A*	509,852
7,200	TIBCO Software, Inc.*	42,264
		1,795,642
	Investment Companies — 0.1%
17,500	Apollo Investment Corp.	60,900
5,200	Ares Capital Corp.	25,168
		86,068
	Iron & Steel — 0.7%
9,800	Carpenter Technology Corp.	138,376
29,852	Reliance Steel & Aluminum Co.	786,003
		924,379
	Leisure Time — 0.2%
19,010	Callaway Golf Co.	136,492
2,700	Polaris Industries, Inc.	57,888
		194,380
	Lodging — 0.1%
17,600	Wyndham Worldwide Corp.	73,920
	Machinery - Diversified — 0.3%
14,472	Gardner Denver, Inc.*	314,621
2,500	NACCO Industries, Inc. Class A	67,950
20,731	Sauer-Danfoss, Inc.	50,584
1,100	Tecumseh Products Co. Class A*	4,972
		438,127
	Media — 0.7%
18,200	Cox Radio, Inc. Class A*	74,620
13,000	EW Scripps Co. Class A	17,550
5,200	Gannett Co., Inc.	11,440
31,300	Lee Enterprises, Inc.	8,764

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Media — continued
12,900	McClatchy Co./The Class A	6,321
900	Mediacom Communications Corp. Class A*	3,627
40,700	Shaw Communications, Inc. Class B	616,605
8,400	World Wrestling Entertainment, Inc. Class A	96,936
		835,863
	Metal Fabricate & Hardware — 0.8%
2,900	Ampco-Pittsburgh Corp.	38,454
9,200	CIRCOR International, Inc.	207,184
1,800	Haynes International, Inc.*	32,076
4,900	LB Foster Co. Class A*	121,667
11,100	Mueller Industries, Inc.	240,759
29,450	Timken Co.	411,122
		1,051,262
	Mining — 0.7%
16,962	AngloGold Ashanti, Ltd., Sponsored ADR	623,523
5,600	Kaiser Aluminum Corp.	129,472
10,300	RTI International Metals, Inc.*	120,510
		873,505
	Miscellaneous - Manufacturing — 3.9%
2,400	Acuity Brands, Inc.	54,096
10,500	AO Smith Corp.	264,390
25,660	Aptargroup, Inc.	799,053
26,000	Brink's Co. (The)	687,960
4,100	Ceradyne, Inc.*	74,333
19,900	Cooper Industries, Ltd. Class A	514,614
8,400	Crane Co.	141,792
8,300	EnPro Industries, Inc.*	141,930
7,700	Federal Signal Corp.	40,579
118,114	Griffon Corp.*	885,855
5,300	Koppers Holdings, Inc.	76,956
1,400	Leggett & Platt, Inc.	18,186
1	Myers Industries, Inc.	6
20,200	SPX Corp.	949,602
1,800	Teleflex, Inc.	70,362
8,600	Tredegar Corp.	140,438
		4,860,152
	Office Furnishings — 0.2%
9,600	Herman Miller, Inc.	102,336
35,000	Steelcase, Inc. Class A	175,350
		277,686
	Oil & Gas — 4.3%
21,354	Bill Barrett Corp.*	474,913

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Oil & Gas — continued
800	Bronco Drilling Co., Inc.*	4,208
18,600	Cimarex Energy Co.	341,868
26,202	Continental Resources, Inc.*	555,744
33,200	Delek US Holdings, Inc.	343,952
33,014	Denbury Resources, Inc.*	490,588
8,150	Encore Acquisition Co.*	189,651
10,400	Frontier Oil Corp.	133,016
27,700	Noble Corp.	667,293
25,600	Patterson-UTI Energy, Inc.	229,376
11,950	PetroHawk Energy Corp.*	229,799
58,680	Petroquest Energy, Inc.*	140,832
400	Pride International, Inc.*	7,192
4,828	Range Resources Corp.	198,720
14,400	Rosetta Resources, Inc.*	71,280
16,400	Rowan Cos., Inc.	196,308
30,564	St Mary Land & Exploration Co.	404,362
11,700	Stone Energy Corp.*	38,961
6,600	Sunoco, Inc.	174,768
2,100	Swift Energy Co.*	15,330
1,600	Unit Corp.*	33,472
2,400	Vaalco Energy, Inc.*	12,696
15,200	Whiting Petroleum Corp.*	392,920
		5,347,249
	Oil & Gas Services — 1.0%
110,380	Acergy SA, Sponsored ADR	682,148
20,250	BJ Services Co.	201,488
12,900	Cal Dive International, Inc.*	87,333
32,200	Global Industries, Ltd.*	123,648
12,900	Key Energy Services, Inc.*	37,152
1,700	Oil States International, Inc.*	22,814
2,400	SEACOR Holdings, Inc.*	139,944
		1,294,527
	Packaging & Containers — 1.5%
1,600	Ball Corp.	69,440
39,000	Crown Holdings, Inc.*	886,470
26,314	Packaging Corp. of America	342,608
16,180	Pactiv Corp.*	236,066
5,400	Sealed Air Corp.	74,520
13,400	Sonoco Products Co.	281,132
		1,890,236
	Pharmaceuticals — 2.3%
8,100	Endo Pharmaceuticals Holdings, Inc.*	143,208
36,100	King Pharmaceuticals, Inc.*	255,227
51,400	Omnicare, Inc.	1,258,786

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Pharmaceuticals — continued
13,800	Par Pharmaceutical Cos., Inc.*	130,686
4,600	PharMerica Corp.*	76,544
51,570	Sepracor, Inc.*	756,016
8,300	Watson Pharmaceuticals, Inc.*	258,213
		2,878,680
	Pipelines — 0.3%
8,400	National Fuel Gas Co.	257,628
7,200	ONEOK, Inc.	162,936
		420,564
	Real Estate — 0.2%
8,080	FirstService Corp.	67,064
13,120	Hilltop Holdings, Inc.*	149,568
		216,632
	REITS — 4.8%
726	Acadia Realty Trust REIT	7,703
700	Agree Realty Corp. REIT	10,983
1,800	Alexandria Real Estate Equities, Inc. REIT	65,520
5,400	AMB Property Corp. REIT	77,760
2,368	American Campus Communities, Inc. REIT	41,109
4,900	Anworth Mortgage Asset Corp. REIT	30,037
3,456	Apartment Investment & Management Co. REIT Class A	18,939
6,800	Ashford Hospitality Trust, Inc. REIT	10,472
4,300	BioMed Realty Trust, Inc. REIT	29,111
5,000	Brandywine Realty Trust REIT	14,250
2,800	Bre Properties, Inc. REIT	54,964
1,100	Camden Property Trust REIT	23,738
10,300	CapitalSource, Inc. REIT	12,566
2,200	CapLease, Inc. REIT	4,334
3,400	Capstead Mortgage Corp. REIT	36,516
600	Care Investment Trust, Inc. REIT	3,276
4,500	CBL & Associates Properties, Inc. REIT	10,620
1,600	Cedar Shopping Centers, Inc. REIT	2,784
7,000	Chimera Investment Corp. REIT	23,520
2,600	Colonial Properties Trust REIT	9,906
2,400	Corporate Office Properties Trust SBI MD REIT	59,592
700	Cousins Properties, Inc. REIT	4,508
8,500	DCT Industrial Trust, Inc. REIT	26,945
5,100	DiamondRock Hospitality Co. REIT	20,451
48,100	Digital Realty Trust, Inc. REIT	1,595,958
6,400	Douglas Emmett, Inc. REIT	47,296
7,900	Duke Realty Corp. REIT	43,450
1,000	EastGroup Properties, Inc. REIT	28,070
1,400	Education Realty Trust, Inc. REIT	4,886
1,800	Entertainment Properties Trust REIT	28,368

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	REITS — continued
400	Equity Lifestyle Properties, Inc. REIT	15,240
1,800	Equity One, Inc. REIT	21,942
1,200	Essex Property Trust, Inc. REIT	68,808
4,300	Extra Space Storage, Inc. REIT	23,693
2,300	Federal Realty Invs Trust REIT	105,800
3,200	FelCor Lodging Trust, Inc. REIT	4,352
2,200	First Industrial Realty Trust, Inc. REIT	5,390
1,100	First Potomac Realty Trust REIT	8,085
3,100	Franklin Street Properties Corp. REIT	38,130
800	Getty Realty Corp. REIT	14,680
900	Hatteras Financial Corp. REIT	22,491
32,400	Health Care REIT, Inc.	991,116
3,400	Healthcare Realty Trust, Inc. REIT	50,966
2,200	Hersha Hospitality Trust REIT Class A	4,180
3,200	Highwoods Properties, Inc. REIT	68,544
1,000	Home Properties, Inc. REIT	30,650
5,300	Hospitality Properties Trust REIT	63,600
11,400	HRPT Properties Trust REIT	36,366
2,000	Inland Real Estate Corp. REIT	14,180
3,100	Investors Real Estate Trust REIT	30,566
7,500	iStar Financial, Inc. REIT	21,075
1,500	Kilroy Realty Corp. REIT	25,785
800	Kite Realty Group Trust REIT	1,960
1,700	Lasalle Hotel Properties REIT	9,928
3,400	Lexington Realty Trust REIT	8,092
5,500	Liberty Property Trust REIT	104,170
1,300	LTC Properties, Inc. REIT	22,802
3,600	Mack-Cali Realty Corp. REIT	71,316
4,100	Medical Properties Trust, Inc. REIT	14,965
11,600	MFA Financial, Inc. REIT	68,208
600	Mid-America Apartment Communities, Inc. REIT	18,498
1,000	Mission West Properties, Inc. REIT	6,400
800	Monmouth Real Estate Investment Corp. REIT Class A	5,288
1,200	National Health Investors, Inc. REIT	32,244
43,800	National Retail Properties, Inc. REIT	693,792
5,000	Nationwide Health Properties, Inc. REIT	110,950
3,969	NorthStar Realty Finance Corp. REIT	9,208
4,000	Omega Healthcare Investors, Inc. REIT	56,320
600	Parkway Properties Inc. REIT	6,180
1,800	Pennsylvania Real Estate Investment Trust REIT	6,390
2,200	Post Properties, Inc. REIT	22,308
600	PS Business Parks, Inc. REIT	22,110
1,500	Ramco-Gershenson Properties Trust REIT	9,675
5,600	Realty Income Corp. REIT	105,392
1,800	Redwood Trust, Inc. REIT	27,630
3,900	Regency Centers Corp. REIT	103,623
100	Saul Centers, Inc. REIT	2,297

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	REITS — continued
6,200	Senior Housing Properties Trust REIT	86,924
1,200	Sovran Self Storage, Inc. REIT	24,096
1,356	Sunstone Hotel Investors, Inc. REIT	3,566
2,400	U-Store-It Trust REIT	4,848
7,484	UDR, Inc. REIT	64,437
500	Universal Health Realty Income Trust REIT	14,615
1,000	Urstadt Biddle Properties, Inc. REIT Class A	13,420
6,100	Ventas, Inc. REIT	137,921
1,400	Washington Real Estate Investment Trust REIT	24,220
4,000	Weingarten Realty Investors REIT	38,080
620	Winthrop Realty Trust REIT	4,284
		5,969,428
	Retail — 9.5%
5,470	Abercrombie & Fitch Co. Class A	130,186
19,200	Advance Auto Parts, Inc.	788,736
26,800	AnnTaylor Stores Corp.*	139,360
31,190	Barnes & Noble, Inc.	666,842
15,890	Big Lots, Inc.*	330,194
9,400	BJ's Wholesale Club, Inc.*	300,706
6,600	Bob Evans Farms, Inc.	147,972
52,289	Casey's General Stores, Inc.	1,394,025
5,700	Cash America International, Inc.	89,262
8,100	Cato Corp. Class A	148,068
12,500	Charlotte Russe Holding, Inc.*	101,875
22,000	Christopher & Banks Corp.	89,980
9,700	Copart, Inc.*	287,702
19,900	Cracker Barrel Old Country Store, Inc.	569,936
25,400	Darden Restaurants, Inc.	870,204
11,540	Dollar Tree, Inc.*	514,107
16,900	Dress Barn, Inc.*	207,701
4,400	Family Dollar Stores, Inc.	146,828
26,000	Finish Line (The) Class A	172,120
46,800	Foot Locker, Inc.	490,464
30,100	Fred's, Inc. Class A	339,528
28,200	Haverty Furniture Cos., Inc.	296,946
7,200	Insight Enterprises, Inc.*	22,032
11,200	Jo-Ann Stores, Inc.*	183,008
26,500	Jones Apparel Group, Inc.	111,830
9,610	JOS A Bank Clothiers, Inc.*	267,254
8,900	Nu Skin Enterprises, Inc. Class A	93,361
44,100	Office Depot, Inc.*	57,771
23,400	OfficeMax, Inc.	73,008
9,400	Pacific Sunwear of California, Inc.*	15,604
12,390	Papa John's International, Inc.*	283,360
41,120	Petsmart, Inc.	861,875
4,600	PF Chang's China Bistro, Inc.*	105,248

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Retail — continued
36,200	RadioShack Corp.	310,234
22,900	Ross Stores, Inc.	821,652
5,800	School Specialty, Inc.*	102,022
8,100	Signet Jewelers, Ltd.	92,745
21,000	Williams-Sonoma, Inc.	211,680
		11,835,426
	Savings & Loans — 1.3%
8,400	Astoria Financial Corp.	77,196
9,700	Dime Community Bancshares	90,986
13,200	Flagstar Bancorp, Inc.*	9,900
14,900	Flushing Financial Corp.	89,698
75,700	Hudson City Bancorp, Inc.	884,933
27,800	Provident Financial Services, Inc.	300,518
4,700	United Financial Bancorp, Inc.	61,523
4,500	WSFS Financial Corp.	100,620
		1,615,374
	Semiconductors — 1.0%
10,800	Amkor Technology, Inc.*	28,944
14,500	Integrated Device Technology, Inc.*	65,975
46,400	PMC - Sierra, Inc.*	296,032
60,000	Semtech Corp.*	801,000
		1,191,951
	Software — 1.5%
13,700	Acxiom Corp.	101,380
15,900	Compuware Corp.*	104,781
3,700	Epicor Software Corp.*	14,097
53,000	Informatica Corp.*	702,780
12,200	Parametric Technology Corp.*	121,756
6,400	Seachange International, Inc.*	36,608
30,100	Solera Holdings, Inc.*	745,878
		1,827,280
	Telecommunications — 2.2%
49,700	3Com Corp.*	153,573
2,550	Anixter International, Inc.*	80,784
7,700	Black Box Corp.	181,797
17,800	CenturyTel, Inc.	500,536
14,700	Frontier Communications Corp.	105,546
4,400	JDS Uniphase Corp.*	14,300
7,100	Loral Space & Communications, Inc.*	151,656
79,500	NTELOS Holdings Corp.	1,442,130
300	Telephone & Data Systems, Inc.	7,953
3,580	United States Cellular Corp.*	119,357
		2,757,632

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Textiles — 0.1%
6,240	Unifirst Corp. MA	173,722
	Toys, Games & Hobbies — 0.3%
2,800	Hasbro, Inc.	70,196
21,900	Jakks Pacific, Inc.*	270,465
		340,661
	Transportation — 1.5%
8,000	Atlas Air Worldwide Holdings, Inc.*	138,800
4,700	Bristow Group, Inc.*	100,721
11,700	DHT Maritime, Inc.	44,928
900	International Shipholding Corp.	17,703
38,900	Kansas City Southern*	494,419
18,700	Kirby Corp.*	498,168
10,300	Overseas Shipholding Group	233,501
11,400	Pacer International, Inc.	39,900
1,500	Ryder System, Inc.	42,465
4,700	Tidewater, Inc.	174,511
6,200	YRC Worldwide, Inc.*	27,838
		1,812,954
	Trucking & Leasing — 0.2%
7,100	Aircastle, Ltd.	33,015
7,050	Amerco, Inc.*	236,387
		269,402
	Water — 0.2%
12,029	SJW Corp.	305,898
	TOTAL COMMON STOCKS (COST $148,096,802)	122,783,594
Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.6%
	Bank Deposits — 1.6%
2,047,962	Euro Time Deposit, 0.01%, due 04/01/2009	2,047,962
	TOTAL SHORT-TERM INVESTMENTS (COST $2,047,962)	2,047,962
	TOTAL INVESTMENTS — 100.2% (Cost $150,144,764)	124,831,556
	Other Assets and Liabilities (net) — (0.2%)	(245,950)
	NET ASSETS — 100.0%	$124,585,606

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investment (Continued)
March 31, 2009

Notes to Schedule of Investments:

Industry classifications are unaudited

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

  *  Non-income producing security.

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)
March 31, 2009

Asset Class Summary (Unaudited)	% of Total Net Assets
Common Stocks	98.6
Short-Term Investments	1.6
Other Assets and Liabilities (net)	(0.2)
100.0%

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	COMMON STOCKS — 95.6%
	Australia — 3.2%
203,958	Austria & New Zealand Banking Group, Ltd.	2,239,077
127,208	BHP Billiton, Ltd.	2,833,071
90,507	BlueScope Steel, Ltd.	162,239
56,900	Commonwealth Bank of Australia	1,377,191
84,055	CSL, Ltd., Australia	1,900,390
117,046	Foster's Group, Ltd.	411,908
115,938	Incitec Pivot, Ltd.	171,427
86,000	Lend Lease Corp., Ltd.	390,704
114,057	Mirvac Group	67,665
83,900	National Australia Bank, Ltd.	1,175,225
42,584	Origin Energy, Ltd.	440,138
402,554	Qantas Airways, Ltd.	489,323
26,960	QBE Insurance Group, Ltd.	362,218
59,933	Santos, Ltd.	697,399
190,530	Stockland	411,852
42,626	Tabcorp Holdings, Ltd.	192,778
190,901	Telstra Corp., Ltd.	425,866
22,989	Westpac Banking Corp.	305,774
33,356	Woodside Petroleum, Ltd.	877,427
24,291	Woolworths, Ltd.	423,708
	Total Australia	15,355,380
	Austria — 0.3%
578	Flughafen Wien AG	16,868
2,998	OMV AG	99,602
54,559	Vienna Insurance Group	1,568,120
	Total Austria	1,684,590
	Belgium — 0.8%
2,540	Colruyt SA	582,493
22,500	Delhaize Group	1,458,278
44,441	Dexia	153,636
61,941	Fortis SA	113,862
22,567	Groupe Bruxelles Lambert SA	1,530,767
	Total Belgium	3,839,036
	Bermuda — 0.4%
272,100	Esprit Holdings, Ltd.	1,404,762
27,808	Signet Jewelers, Ltd.*	320,652
105,500	Yue Yuen Industrial Holdings	242,117
	Total Bermuda	1,967,531
	Brazil — 0.9%
247,080	Banco do Brasil SA	1,810,507
41,810	Cia de Concessoes Rodoviarias	378,646

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Brazil — continued
16,630	Empresa Brasileira de Aeronautica SA, ADR	220,680
2,586	Iochpe Maxion SA	10,401
29,325	Itau Unibanco Banco Multiplo SA, ADR	319,056
59,848	JHSF Participacoes SA*	38,993
66,818	Redecard SA	814,093
25,356	Souza Cruz SA	481,844
26,040	Tam SA, Sponsored ADR	143,220
	Total Brazil	4,217,440
	Canada — 3.6%
3,900	Addax Petroleum Corp.	84,624
11,400	Agrium, Inc.	413,994
19,100	Bank of Montreal	500,822
59,800	BCE, Inc.	1,193,956
191,100	Bombardier, Inc. Class B	446,556
87,900	Brookfield Properties Corp.	509,312
97,600	Cameco Corp.	1,671,724
15,900	Canadian Imperial Bank of Commerce	579,813
8,700	Canadian National Railway Co.	312,554
6,700	Canadian Natural Resources	260,459
37,200	Encana Corp.	1,525,669
3,400	Fairfax Financial Holdings, Ltd.	880,976
14,400	Industrial Alliance Insurance and Financial Services, Inc.	260,382
13,300	Magna International, Inc. Class A	354,554
25,500	National Bank of Canada	815,984
37,677	Nexen, Inc.	640,253
82,900	Petro-Canada	2,231,708
7,900	Potash Corp. of Saskatchewan (Toronto Exchange)	640,150
27,900	Research In Motion, Ltd. (Canadian Stock Exchange)*	1,201,653
21,500	Royal Bank of Canada	628,518
40,600	Sun Life Financial, Inc.	737,038
32,900	TELUS Corp.	863,195
14,900	Toronto-Dominion Bank	514,688
	Total Canada	17,268,582
	Cayman Islands — 0.3%
1,649,500	Parkson Retail Group, Ltd.	1,690,378
	China — 0.2%
1,854,000	China Petroleum & Chemical Corp. Class H	1,189,494
	Czech Republic — 0.1%
19,500	CEZ	689,466
	Denmark — 0.5%
9,948	Novo Nordisk AS	476,854
44,288	Vestas Wind Systems AS*	1,954,615
	Total Denmark	2,431,469

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Egypt — 0.4%
7,006	Eastern Tobacco	180,646
10,932	Egyptian Co. for Mobile Services	287,949
17,012	Orascom Construction Industries	408,869
19,450	Orascom Construction Industries, GDR	912,681
	Total Egypt	1,790,145
	Finland — 1.8%
107,223	Fortum OYJ	2,039,573
86,694	Kone OYJ	1,795,111
9,826	Konecranes OYJ	163,979
22,185	Neste Oil OYJ*	294,645
257,311	Nokia OYJ	3,010,359
21,595	Outokumpu OYJ	233,404
8,565	Rautaruukki OYJ	136,816
37,242	Sampo OYJ Class A	550,438
43,400	Stora Enso OYJ*	153,562
22,556	Tietoenator OYJ	233,528
	Total Finland	8,611,415
	France — 9.9%
5,802	Air Liquide	471,044
14,242	Alstom	736,830
81,129	AXA SA	984,420
124,854	BNP Paribas	5,142,570
5,042	Casino Guichard Perrachon SA	327,243
5,529	Cie de Saint-Gobain	154,626
176,978	Credit Agricole SA	1,946,367
13,185	Dassault Systemes SA	512,339
62,350	Essilor International	2,409,328
66,310	European Aeronautic Defence and Space Co. NV	770,957
168,601	France Telecom SA	3,831,553
41,513	GDF Suez	1,426,343
6,806	Hermes International	790,161
4,394	L'Oreal	302,792
24,300	Lagardere S.C.A.	680,532
24,102	LVMH Moet Hennessy Louis Vuitton SA	1,509,880
4,483	Nexans SA	170,044
14,917	Peugeot SA	281,174
86,421	Renault SA	1,783,729
137,411	Sanofi-Aventis	7,705,971
68,876	Societe Generale	2,702,784
223,135	Total SA	11,059,079
16,647	UBISOFT Entertainment*	304,352
4,314	Unibail-Rodamco REIT	613,388
15,010	Vallourec	1,390,574
	Total France	48,008,080

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Germany — 8.7%
52,575	Adidas AG	1,752,393
36,000	Allianz AG	3,030,703
73,100	BASF AG	2,217,566
78,468	Bayer AG	3,756,571
15,804	Bayerische Motoren Werke AG	458,273
7,301	Bilfinger Berger AG	275,765
5,726	Demag Cranes AG	99,519
102,533	Deutsche Bank AG	4,167,727
53,400	Deutsche Lufthansa	580,360
267,090	Deutsche Telekom AG	3,320,439
167,315	E.ON AG	4,654,111
6,368	Fresenius Medical Care AG & Co. KGaA	247,440
21,713	Hannover Rueckversicherung AG	692,020
21,287	Heidelberger Druckmaschinen AG	102,967
24,502	K&S AG	1,138,673
12,743	Kloeckner & Co. SE	125,913
10,845	Lanxess AG	184,580
32,172	Linde AG	2,184,662
33,502	Muenchener Rueckver AG	4,089,241
12,863	Norddeutsche Affinerie AG	326,790
3,990	Q-Cells AG*	78,072
33,529	RWE AG	2,355,675
6,416	Salzgitter AG	359,403
108,442	SAP AG	3,848,437
18,102	SGL Carbon AG*	432,160
16,900	Siemens AG	967,157
42,214	Suedzucker AG	813,789
9,569	Thyssenkrupp AG	167,506
	Total Germany	42,427,912
	Greece — 0.8%
126,650	Coca Cola Hellenic Bottling Co. SA	1,805,400
124,244	National Bank of Greece SA	1,888,826
	Total Greece	3,694,226
	Hong Kong — 1.6%
1,042,000	China Resources Power Holdings Co., Ltd.	2,180,094
178,000	CLP Holdings, Ltd.	1,223,167
2,089,000	CNOOC, Ltd.	2,079,434
48,700	Hang Seng Bank, Ltd.	496,690
169,000	Hongkong Electric Holdings	1,003,152
1,904,000	Shougang Concord International Enterprises Co., Ltd.	196,619
59,000	Sun Hung Kai Properties, Ltd.	529,690
	Total Hong Kong	7,708,846
	Hungary — 0.0%
8,353	OTP Bank Nyrt*	70,053

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	India — 0.3%
8,399	Hero Honda Motors, Ltd.	177,938
62,619	Oil & Natural Gas Corp., Ltd.	968,247
38,027	Punjab National Bank	310,052
	Total India	1,456,237
	Indonesia — 0.5%
254,500	Astra International Tbk PT	316,668
3,918,300	Bank Mandiri	744,753
42,610	PT Telekomunikasi Indonesia, Sponsored ADR	1,095,077
534,683	United Tractors Tbk PT	312,793
	Total Indonesia	2,469,291
	Ireland — 0.4%
13,321	CRH Plc (Dublin Exchange)	286,325
16,874	DCC Plc	255,480
62,200	Ryanair Holdings Plc, Sponsored ADR*	1,437,442
	Total Ireland	1,979,247
	Israel — 0.9%
133,238	Bank Hapoalim, Ltd.*	243,428
30,081	Delek Automotive Systems, Ltd.	190,205
64,244	Israel Chemicals, Ltd.	527,730
76,000	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	3,423,800
	Total Israel	4,385,163
	Italy — 2.5%
482,700	A2A Spa	732,058
78,129	Bulgari Spa	343,451
45,768	Enel Spa	219,367
327,220	ENI Spa	6,295,849
488,200	Intesa Sanpaolo Spa	1,341,682
74,072	Mediaset Spa	330,683
1,383,919	Telecom Italia Spa	1,775,183
850,900	Telecom Italia Spa-RNC	867,039
109,963	UniCredito Italiano Spa	181,955
	Total Italy	12,087,267
	Japan — 20.0%
151,700	Aeon Co., Ltd.	994,259
53,200	Aiful Corp.	76,682
54,400	Alps Electric Co., Ltd.	189,164
23,700	Asahi Breweries, Ltd.	285,520
15,700	Astellas Pharma, Inc.	484,588
37,700	Benesse Corp.	1,390,107
17,400	Bridgestone Corp.	251,821
47,500	Canon, Inc.	1,388,576
20,400	Chubu Electric Power Co., Inc.	449,835

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Japan — continued
103,000	Chuo Mitsui Trust Holdings, Inc.	321,258
14,700	Culture Convenience Club Co., Ltd.	101,112
281	Cyber Agent, Inc.	162,969
40,650	Daiei, Inc.*	124,051
64,000	Daiichi Chuo Kisen Kaisha	136,857
26,800	Daiichi Sanyko Co., Ltd.	453,934
138,000	Daikyo, Inc.*	88,244
50	Dena Co., Ltd.	163,398
15,100	Don Quijote Co., Ltd.	194,937
24,000	Dowa Holdings Co., Ltd.	91,091
14,400	Eisai Co., Ltd.	425,313
78,700	FamilyMart Co., Ltd.	2,405,734
38,600	Fast Retailing Co., Ltd.	4,425,790
170,000	Fuji Heavy Industries, Ltd.	566,924
3,800	Fuji Oil Co., Ltd.	40,826
299,000	Fujitsu, Ltd.	1,127,254
228,000	Furukawa Electric Co., Ltd.	646,990
106,000	GS Yuasa Corp.	527,690
475,500	Haseko Corp.*	223,773
8,000	Hikari Tsushin, Inc.	151,888
25,700	Hitachi High-Technologies Corp.	364,866
511,000	Hitachi, Ltd.	1,406,448
105,300	Honda Motor Co., Ltd.	2,524,960
97	Inpex Holdings, Inc.	669,258
60,000	Iseki & Co., Ltd.*	146,731
506,000	Isuzu Motors, Ltd.	624,680
9,000	Japan Steel Works, Ltd./The	84,952
67,800	JFE Holdings, Inc.	1,501,357
35,000	JGC Corp.	398,592
2,549	Jupiter Telecommunications Co., Ltd.	1,699,832
111,000	Kajima Corp.	275,831
84	Kakaku.com, Inc.	255,079
45,000	Kao Corp.	884,254
120,000	Kawasaki Kisen Kaisha, Ltd.	379,042
199	KDDI Corp.	941,084
880	Keyence Corp.	165,843
501	KK DaVinci Advisors*	19,994
125,900	Komatsu, Ltd.	1,399,578
21,000	Konami Corp.	316,216
15,800	Kyocera Corp.	1,059,130
14,800	Kyushu Electric Power	332,007
15,200	Lawson, Inc.	628,205
29,800	Leopalace21 Corp.	176,813
107,000	Marubeni Corp.	332,870
48,600	Matsui Securities Co., Ltd.	320,397
39,800	Matsushita Electric Industrial Co., Ltd.	438,324
298,000	Mazda Motor Corp.	504,064

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Japan — continued
357,500	Mitsubishi Chemical Holdings Corp.	1,234,873
215,300	Mitsubishi Co.	2,870,883
139,000	Mitsubishi Estate Co., Ltd.	1,590,142
213,000	Mitsubishi Heavy Industries, Ltd.	646,125
65,000	Mitsubishi Materials Corp.	175,650
283,300	Mitsubishi UFJ Financial Group, Inc.	1,394,788
10,880	Mitsubishi UFJ Lease & Finance Co., Ltd.	228,822
133,000	Mitsui & Co., Ltd.	1,356,963
141,000	Mitsui Mining & Smelting Co., Ltd.*	235,998
67,000	Mitsui OSK Lines, Ltd.	333,154
668,800	Mizuho Financial Group, Inc.	1,304,749
47,400	Namco Bandai Holdings, Inc.	474,288
49,000	Nichirei Corp.	175,589
29,000	Nikon Corp.	332,297
2,000	Nintendo Co., Ltd.	587,947
15	Nippon Building Fund, Inc. REIT	130,052
50,000	Nippon Denko Co., Ltd.	150,748
260,000	Nippon Electric Glass Co., Ltd.	1,850,540
43,000	Nippon Meat Packers, Inc.	452,905
382,500	Nippon Mining Holdings, Inc.	1,546,682
160,000	Nippon Oil Corp.	801,478
18,100	Nippon Paper Group, Inc.	439,247
93,000	Nippon Sheet Glass Co., Ltd.	233,122
82,700	Nippon Telegraph & Telephone Corp.	3,147,891
48,500	Nippon Yakin Kogyo Co., Ltd.	107,326
80,000	Nippon Yusen KK	311,658
865,600	Nissan Motor Company, Ltd.	3,133,997
8,500	Nissha Printing Co., Ltd.	273,011
23,000	Nisshin Seifun Group, Inc.	248,248
2,400	Nitori Co., Ltd.	134,353
1,058	NTT DoCoMo, Inc.	1,446,687
92,000	Obayashi Corp.	448,790
122,000	OJI Paper Co., Ltd.	499,413
8,200	Ono Pharmaceutical Co., Ltd.	360,095
1,600	Oriental Land Co., Ltd.	102,001
25,400	Orix Corp.*	839,106
304,000	Osaka Gas Co., Ltd.	950,305
62,000	Pacific Metals Co., Ltd.	275,882
5,820	Point, Inc.	263,032
2,897	Rakuten, Inc.	1,388,237
29,000	Rengo Co., Ltd.	147,687
67,400	Resona Holdings, Inc.	907,403
2,400	Rohm Co., Ltd.	120,504
7,400	Ryohin Keikaku Co., Ltd.	289,577
12,000	Sankyo Co., Ltd.	520,542
299,000	Sanyo Electric Co., Ltd.*	447,117
42,000	Sega Sammy Holdings, Inc.	371,185

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Japan — continued
22,700	Seiko Epson Corp.	312,586
90,300	Seven & I Holdings Co., Ltd.	1,998,046
199,000	Sharp Corp.	1,594,071
76,900	Shin-Etsu Chemical Co., Ltd.	3,782,582
98,000	Shionogi & Co., Ltd.	1,688,529
391,900	Sojitz Corp.	467,242
68,300	Sony Corp.	1,403,491
141,100	Stanley Electric Co., Ltd.	1,589,341
40,200	Sumco Corp.	602,212
52,600	Sumitomo Corp.	458,260
31,000	Sumitomo Light Metal Industries*	27,722
169,000	Sumitomo Metal Industries, Ltd.	344,347
46,400	Sumitomo Mitsui Financial Group	1,640,352
102,000	Sumitomo Trust & Banking Co., Ltd. (The)	396,359
174,000	Taisei Corp.	333,258
17,000	Taisho Pharmaceutical Co., Ltd.	317,105
29,800	Takeda Pharmaceutical Co., Ltd.	1,035,677
40,930	Takefuji Corp.	192,390
60,000	Tokai Carbon Co., Ltd.	245,039
21,100	Tokio Marine Holdings, Inc.	522,068
100,400	Tokyo Electric Power Company	2,511,713
190,000	Tokyo Gas Co., Ltd.	665,017
19,000	TonenGeneral Sekiyu KK	185,087
400,000	Toshiba Corp.	1,046,841
24,000	Toyo Suisan Kaisha, Ltd.	492,480
43,400	Toyota Motor Corp.	1,394,989
3,700	Unicharm Corp.	225,931
52,000	UNY Co., Ltd.	412,366
1,200	USS Co., Ltd.	52,902
1,320	Yahoo! Japan Corp.	349,678
	Total Japan	97,309,762
	Luxembourg — 1.3%
198,519	ArcelorMittal	4,015,158
2,298	Evraz Group SA, GDR	18,982
32,200	Millicom International Cellular SA	1,192,688
17,914	Oriflame Cosmetics SA, SDR	555,876
22,590	Tenaris SA, ADR	455,640
	Total Luxembourg	6,238,344
	Malaysia — 0.1%
16,000	British American Tobacco Malaysia Berhad	200,024
213,400	PLUS Expressways Berhad	172,327
	Total Malaysia	372,351
	Mexico — 0.7%
74,700	America Movil SA de CV-Series L, ADR	2,022,876

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Mexico — continued
1	Cemex SAB de CV, ADR*	7
16,080	Desarrolladora Homex SA de CV, ADR*	212,899
19,020	Fomento Economico Mexicano SA de CV, Sponsored ADR	479,494
22,980	Grupo Televisa SA, Sponsored ADR	313,447
62,360	Kimberly-Clark de Mexico SAB de CV	202,826
	Total Mexico	3,231,549
	Netherlands — 2.0%
183,944	Aegon NV	723,087
14,025	Gemalto NV*	400,589
22,989	Heineken NV	654,227
253,973	ING Groep NV	1,417,606
199,000	Koninklijke Ahold NV	2,177,160
23,524	Koninklijke DSM NV	617,769
41,890	Koninklijke Philips Electronics NV	617,891
188,618	Reed Elsevier NV	2,015,697
34,965	STMicroelectronics NV	175,462
33,802	TomTom NV*	161,812
27,592	Unilever NV	545,106
4,655	Wereldhave NV*	326,090
	Total Netherlands	9,832,496
	Norway — 0.8%
15,300	DnB NOR ASA	68,928
139,750	StatoilHydro ASA	2,431,145
378,500	Storebrand ASA	1,173,606
	Total Norway	3,673,679
	Pakistan — 0.0%
91,450	Pakistan Petroleum	194,950
	Philippines — 0.2%
21,770	Philippine Long Distance Telephone Co., Sponsored ADR	960,710
	Portugal — 0.5%
152,290	Banco Espirito Santo SA	592,686
325,977	Jeronimo Martins SGPS SA	1,605,497
	Total Portugal	2,198,183
	Russia — 0.9%
31,060	LUKOIL, Sponsored ADR	1,166,822
42,800	LUKOIL, Sponsored ADR	1,605,000
79,523	MMC Norilsk Nickel, ADR	477,138
29,030	Mobile Telesystems, Sponsored ADR	868,578
343,185	TNK-BP Holding	291,707
699	Vsmpo-Avisma Corp.	16,077
	Total Russia	4,425,322

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Singapore — 1.2%
54,600	Cosco Corp. Singapore, Ltd., ADR	140,322
436,000	DBS Group Holdings, Ltd.	2,445,972
389,000	Keppel Corp., Ltd.	1,296,407
118,000	Singapore Exchange, Ltd.	396,308
96,000	Singapore Petroleum Co., Ltd.	179,784
529,000	Singapore Telecommunications, Ltd.	881,001
67,000	United Overseas Bank, Ltd.	428,812
	Total Singapore	5,768,606
	South Africa — 0.6%
33,239	Kumba Iron Ore, Ltd.	575,071
25,629	Massmart Holdings, Ltd.	187,839
82,015	Murray & Roberts Holdings	350,782
43,427	Nedbank Group, Ltd.	389,235
121,154	Pretoria Portland Cement Co., Ltd.	400,939
434,318	Salam, Ltd.	771,440
106,450	Steinhoff International Holdings, Ltd.	112,993
89,049	Truworths International, Ltd.	301,281
	Total South Africa	3,089,580
	South Korea — 0.9%
514	Amorepacific Corp.	226,897
23,800	Hana Financial Group, Inc.	367,237
3,630	Hite Brewery Co., Ltd.	360,537
19,800	KB Financial Group, Inc.*	477,918
29,757	KB Financial Group, Inc., ADR*	721,607
2,090	NHN Corp.*	229,687
2,230	Samsung Electronics, GDR 144A	457,849
2,270	Samsung Electronics Co., Ltd.	937,536
19,425	Shinhan Financial Group Co., Ltd.*	348,703
21,570	Woongjin Coway Co., Ltd.	467,912
	Total South Korea	4,595,883
	Spain — 1.5%
234,284	Banco Santander SA	1,609,767
52,203	Iberdrola SA	366,318
10,304	Inditex SA	400,511
36,677	Repsol VPF SA	633,132
207,546	Telefonica SA	4,142,305
	Total Spain	7,152,033
	Sweden — 2.3%
74,200	Boliden AB	379,505
30,763	Electrolux AB Class B	239,532
29,432	Hennes & Mauritz AB Class B	1,098,343
185,903	Investor AB Class B	2,339,864
196,051	Nordea Bank AB	973,245

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	Sweden — continued
19,478	SKF AB	167,497
88,600	Svenska Cellulosa AB	668,741
29,965	Svenska Handelsbanken AB Series A	421,219
26,962	Swedbank AB	89,338
184,511	Tele2 AB	1,548,018
283,681	Telefonaktiebolaget LM Ericsson	2,291,894
16,200	Trelleborg AB Class B	61,305
203,500	Volvo AB Class B	1,072,409
	Total Sweden	11,350,910
	Switzerland — 7.2%
6,867	Baloise Holding AG	438,890
10,187	Ciba Holding AG*	444,688
18,134	Compagnie Financiere Richemont SA	282,723
84,300	Credit Suisse Group	2,559,716
260,342	Nestle SA	8,822,131
251,961	Novartis AG	9,520,421
34,702	Roche Holding AG	4,769,631
2,859	SGS SA	3,004,069
2,935	Swatch Group AG Class B	354,113
2,141	Swiss Life Holding*	148,943
14,084	Syngenta AG	2,834,513
178,072	UBS AG*	1,693,510
	Total Switzerland	34,873,348
	Taiwan — 0.6%
528,434	Advanced Semiconductor Engineering, Inc.	257,618
2	Advantech Co., Ltd.	3
1,033,000	AU Optronics Corp.	860,677
154,500	China Steel Corp.	101,381
74,884	HON HAI Precision Industry Co., Ltd., GDR	333,234
33,000	HTC Corp.	408,539
43,216	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	386,783
1,519,162	United Microelectronics Corp.	502,028
	Total Taiwan	2,850,263
	Thailand — 0.1%
31,200	Banpu Co.	190,626
44,100	PTT PCL	191,496
326,500	Thai Oil PCL	246,175
	Total Thailand	628,297
	Turkey — 0.4%
114,438	Akbank TAS	334,575
47,697	Ford Otomotiv Sanayi AS	129,941
79,760	Turkcell Iletisim Hizmet AS, ADR	980,251
200,930	Turkiye Is Bankasi	450,339
	Total Turkey	1,895,106

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	United Kingdom — 16.1%
100,786	3i Group Plc	390,430
178,024	Aggreko Plc	1,254,400
62,675	Amec Plc	476,119
24,500	Antofagasta Plc	176,646
130,600	Associated British Foods Plc	1,194,259
172,255	AstraZeneca Plc	6,103,625
89,122	Autonomy Corp. Plc*	1,668,107
257,818	Aviva Plc	796,272
27,104	BAE Systems Plc	129,913
841,317	Barclays Plc	1,792,897
209,558	BG Group Plc	3,172,992
22,592	BHP Billiton Plc	446,833
664,271	BP Plc	4,440,981
57,046	British American Tobacco Plc	1,319,526
112,546	Burberry Group Plc	450,659
50,655	Cadbury Plc	382,173
37,684	Capita Group Plc	365,933
631,269	Centrica Plc	2,062,075
129,888	Cobham Plc	319,763
170,367	Compass Group Plc	777,674
62,864	Diageo Plc	709,086
69,010	Drax Group Plc	510,008
542,521	DSG International Plc	161,526
43,921	Firstgroup Plc	168,078
668,988	G4S Plc	1,849,570
94,511	Game Group Plc	203,905
669,562	Glaxosmithkline Plc	10,414,588
113,521	Home Retail Group	363,026
361,737	HSBC Holdings Plc	2,045,656
41,809	IG Group Holdings Plc	105,051
10,938	Imperial Tobacco Group Plc	245,394
63,360	Kingfisher Plc	135,637
65,613	Ladbrokes Plc	171,431
1,151,432	Lloyds TSB Group Plc	1,179,085
30,543	London Stock Exchange Group Plc	247,731
40,132	Michael Page International Plc	105,366
16,637	National Express Group Plc	35,995
25,023	Next Plc	471,405
179,184	Northern Foods Plc	131,124
142,094	Old Mutual Plc	105,904
18,192	Provident Financial Plc	218,227
284,182	Prudential Plc	1,367,941
96,380	Reckitt Benckiser Group Plc	3,623,472
18,094	Rio Tinto Plc	605,235
375,841	Royal Bank of Scotland Group	—
876,964	Royal Bank of Scotland Group*	311,664
216,901	Royal Dutch Shell Plc Class A	4,875,494

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	United Kingdom — continued
64,382	Royal Dutch Shell Plc Class A	1,446,156
56,366	Royal Dutch Shell Plc Class B	1,234,213
97,986	SABMiller Plc	1,459,513
18,283	Scottish & Southern Energy Plc	290,063
299,891	Smith & Nephew Plc	1,851,848
9,493	Smiths News Plc	11,214
141,716	Stagecoach Group Plc	242,119
136,694	Standard Chartered Plc	1,693,846
552,708	Tesco Plc	2,642,483
177,300	Thomas Cook Group Plc	608,995
119,694	Tomkins Plc	207,558
36,324	Travis Perkins Plc	230,060
146,700	TUI Travel Plc	481,377
25,623	Unilever Plc	485,131
14,763	United Utilities Plc	102,173
3,399,306	Vodafone Group Plc	5,932,392
42,076	Weir Group Plc (The)	248,953
31,051	WH Smith Plc	157,641
21,650	William Hill Plc	52,613
174,814	Wolseley Plc*	577,958
	Total United Kingdom	78,039,182
	United States — 0.1%
6,125	Synthes, Inc.	682,255
	TOTAL COMMON STOCKS (COST $661,163,041)	464,384,057
	PREFERRED STOCKS — 0.5%
	Brazil — 0.3%
33,531	Aes Tiete SA	256,334
33,348	Cia Vale Do Rio Doce	387,473
11,500	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	163,090
42,400	Klabin SA	52,488
38,720	Suzano Papel e Celulose SA	176,593
9,700	Telemar Norte Leste SA	220,354
1,700	Usinas Siderurgicas de Minas Gerais SA	21,783
	Total Brazil	1,278,115
	Germany — 0.1%
8,537	Volkswagen AG	491,906
	South Korea — 0.1%
2,100	Samsung Electronics Co., Ltd.	482,925
	TOTAL PREFERRED STOCKS (COST $3,844,527)	2,252,946

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Shares	Description	Value ($)
	RIGHTS — 0.2%
	Belgium — 0.0%
131,738	Fortis, Expires 08/04/2014	—
	Portugal — 0.1%
273,995	Banco Espirito Santo SA, Expires 04/07/2009*	436,540
	Sweden — 0.0%
2,156,561	Nordea Bank AB, Expires 04/03/2009*	245,203
	United Kingdom — 0.1%
150,723	HSBC Holdings Plc, Expires 04/03/2009*	304,615
19,720	William Hill Plc, Expires 04/07/2009*	18,090
	Total United Kingdom	322,705
	TOTAL RIGHTS (COST $985,957)	1,004,448
	WARRANTS — 0.5%
	Netherland Antilles — 0.5%
117,394	Bharti Airtel, Ltd., Expires 03/17/2011* 144A	1,448,020
572,000	Delta Electronics, Inc., Expires 05/05/2011* 144A	1,052,880
	Total Netherland Antilles	2,500,900
	TOTAL WARRANTS (COST $2,266,493)	2,500,900
Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.8%
	Bank Deposits — 1.8%
8,827,409	Euro Time Deposit, 0.01%, due 04/01/2009	8,827,409
	TOTAL SHORT-TERM INVESTMENTS (COST $8,827,409)	8,827,409
	TOTAL INVESTMENTS — 98.6% (Cost $677,087,427)	478,969,760
	Other Assets and Liabilities (net) — 1.4%	6,573,000
	NET ASSETS — 100.0%	$485,542,760

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments (Continued)
March 31, 2009

Notes to Schedule of Investments:

Country percentages are unaudited

ADR - American Depository Receipt

GDR - Global Depository Receipt

REIT - Real Estate Investment Trust

SDR - Swedish Depository Receipt

  *  Non-income producing security.

  144A  Securities exempt from registration under Rule 144A of the Securities Act of 1933. This securities may be resold in transasctions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $2,958,749 or 0.6% of net assets.

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments (Continued)
March 31, 2009

A summary of outstanding financial instruments at March 31, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
4/03/09	ZAR	25,863	$2,719	$47
4/06/09	ZAR	13,816	1,451	(12)
4/14/09	EUR	657,585	873,056	(1,269)
4/24/09	AUD	942,317	653,704	49,926
4/24/09	CHF	4,319,075	3,800,238	125,149
4/24/09	EUR	3,030,774	4,023,793	215,595
4/24/09	JPY	63,044,454	638,467	(65,523)
4/24/09	NOK	3,617,031	535,160	22,458
4/24/09	NZD	1,256,773	716,196	82,029
4/24/09	SEK	39,719,485	4,803,629	196,508
4/24/09	SEK	30,304,462	3,664,987	197,409
6/15/09	AUD	1,850,000	1,279,389	5,812
6/15/09	EUR	9,351,000	12,416,576	(254,216)
6/15/09	JPY	1,722,721,000	17,462,119	(221,070)
6/15/09	NOK	42,299,000	6,248,332	115,304
				$468,147
Sales
4/01/09	ZAR	71,234	$7,490	$109
4/02/09	ZAR	66,627	7,006	(95)
4/24/09	AUD	668,343	463,643	(30,824)
4/24/09	AUD	2,311,774	1,603,724	(137,574)
4/24/09	CAD	2,929,755	2,328,749	(10,318)
4/24/09	CHF	279,000	245,485	(5,413)
4/24/09	DKK	5,743,097	1,023,163	(53,619)
4/24/09	EUR	106,125	140,896	(4,760)
4/24/09	EUR	216,000	286,771	(12,450)
4/24/09	EUR	466,910	619,891	(29,623)
4/24/09	GBP	1,992,854	2,856,605	(15,239)
4/24/09	GBP	1,992,854	2,856,605	(22,248)
4/24/09	HKD	6,990,047	902,054	(135)
4/24/09	JPY	55,601,540	563,091	39,766
4/24/09	NOK	5,988,826	886,080	(29,164)
4/24/09	SEK	4,884,762	590,757	(50,169)
6/15/09	CAD	9,305,000	7,401,617	(8,559)
6/15/09	CHF	2,321,000	2,044,665	(24,508)
6/15/09	EUR	9,351,000	12,416,576	(538,054)
6/15/09	GBP	4,112,000	5,895,395	71,940
6/15/09	JPY	438,244,000	4,442,198	12,180
6/15/09	NOK	9,351,000	1,381,313	52,571
6/15/09	SEK	33,494,000	4,053,100	(262,213)
				$(1,058,399)

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments (Continued)
March 31, 2009

Currency Abbreviations

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  British Pound Sterling

HKD  Hong Kong Dollar

JPY  Japanese Yen

NOK  Norwegian Krona

NZD  New Zealand Dollar

SEK  Swedish Krona

ZAR  South African Rand

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
5	STOXX 50 Index	June 2009	$132,305	$3,253
52	MSCI Singapore Index	June 2009	2,701,400	176,980
20	TOPIX Index	June 2009	1,573,352	133,699
12	DAX Index	June 2009	1,633,868	20,911
23	S&P/MIB Index	June 2009	2,355,633	276,592
				$611,435
Sales
40	S&P TSE 60 Index	June 2009	$3,344,593	$(101,473)

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments (Continued)
March 31, 2009

Industry Sector Summary (Unaudited)	% of Total Net Assets
Oil & Gas	11.0
Banks	10.9
Pharmaceuticals	9.8
Telecommunications	9.2
Food	4.8
Chemicals	4.3
Insurance	4.2
Electric	4.2
Retail	3.8
Auto Manufacturers	2.4
Diversified Financial Services	1.9
Commercial Services	1.8
Mining	1.6
Iron & Steel	1.5
Software	1.4
Distribution & Wholesale	1.4
Beverages	1.3
Machinery - Diversified	1.2
Electrical Components & Equipment	1.1
Holding Companies - Diversified	1.1
Media	1.1
Electronics	1.0
Gas	1.0
Health Care - Products	1.0
Apparel	1.0
Semiconductors	0.8
Household Products & Wares	0.8
Engineering & Construction	0.8
Computers	0.7
Real Estate	0.6
Internet	0.6
Unknown	0.6
Agriculture	0.6
Metal Fabricate & Hardware	0.5
Investment Companies	0.5
Building Materials	0.5
Auto Parts & Equipment	0.5
Home Furnishings	0.5
Transportation	0.5
Airlines	0.4
Cosmetics & Personal Care	0.4
Energy - Alternate Sources	0.4
Miscellaneous - Manufacturing	0.4
Biotechnology	0.4
Machinery - Construction & Mining	0.4
Forest Products & Paper	0.3
Leisure Time	0.3
REITS	0.3
Aerospace & Defense	0.2

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments (Continued)
March 31, 2009

Industry Sector Summary (Unaudited)	% of Total Net Assets
Food Service	0.2
Entertainment	0.1
Toys, Games & Hobbies	0.1
Environmental Control	0.1
Home Builders	0.1
Office & Business Equipment	0.1
Health Care - Services	0.1
Hand & Machine Tools	0.0
Packaging & Containers	0.0
Water	0.0
Short-Term Investments and Other Assets and Liabilities (net)	3.2
100.0%

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 117.4%
	Asset Backed Securities — 4.4%
206,005	ACE Securities Corp., Series 2005-SD3, Class A, 0.92%, due 08/25/45†	165,228
81,342	American Airlines, Inc., Series 2001-1, Class B, 7.38%, due 05/23/19	39,044
304,977	American Home Mortgage Investment Trust, Series 2005-1, Class 6A, 5.29%, due 06/25/45†	154,086
134,947	American Home Mortgage Investment Trust, Series 2005-4, Class 1A1, 0.81%, due 11/25/45†	54,923
363,374	Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A1, 0.82%, due 11/25/34†	245,861
75,000	Atlantic Marine Corp. Communities LLC, Series 2005-3C7, Class I, 5.34%, due 12/01/50 144A	47,569
67,103	Bayview Financial Acquisition Trust, Series 2004-A, Class A, 1.17%, due 02/28/44†	53,547
136,160	Bayview Financial Acquisition Trust, Series 2004-C, Class A1, 1.15%, due 05/28/44†	105,262
500,886	Bear Stearns Asset Backed Securities Trust, Series 2006-SD3, Class 1A1A, 5.50%, due 08/25/36	268,172
149,428	Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A2, 0.79%, due 09/25/35†	147,578
600,000	Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A3, 0.88%, due 09/25/35†	504,841
126,449	Bear Stearns Asset Backed Securities, Inc., Series 2005-SD4, Class 2A1, 0.92%, due 12/25/42†	97,441
707,227	Bear Stearns Asset Backed Securities, Inc., Series 2006-HE10, Class 1A1, 0.63%, due 10/25/36†	623,196
456,798	Bear Stearns Asset Backed Securities, Inc., Series 2006-HE10, Class 2A1, 0.59%, due 12/25/36†	350,767
1,300,000	Chase Issuance Trust, Series 2008-A13, Class A13, 2.82%, due 09/15/15†	1,191,056
770,334	Citigroup Mortgage Loan Trust, Inc., Series 2006-SHL1, Class A, 0.72%, due 11/25/45† 144A	557,801
196,346	Continental Airlines, Inc., 2005-ERJ1, 9.80%, due 04/01/21	107,990
162,300	Continental Airlines, Inc., Series 1998-1, Class A, 6.65%, due 03/15/19	128,217
134,120	Continental Airlines, Inc., Series 2004-ERJ1, Class A, 9.56%, due 03/01/21	76,448
1,340,000	Countrywide Asset-Backed Certificates, Series 2005-16, Class 2AF3, 5.67%, due 05/25/36†	664,970
1,385,805	Countrywide Asset-Backed Certificates, Series 2007-SD1, Class A1, 0.97%, due 02/25/37† 144A	559,645
108,751	Countrywide Home Equity Loan Trust, Series 2005-F, Class 2A, 0.80%, due 12/15/35†	41,533
75,925	Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A, 0.79%, due 12/15/35†	29,857
110,822	CVS Lease Pass Through, 5.88%, due 01/10/28 144A	82,685
85,269	CVS Lease Pass Through, 6.04%, due 12/10/28 144A	64,244
220,000	CVS Lease Pass Through, 9.35%, due 01/10/23 144A	66,568
1,275,000	Daimler Chrysler Auto Trust, Series 2006-D, Class A4, 4.94%, due 02/08/12#	1,235,449
99,134	Delta Air Lines, Inc., Series 2000-1, Class A1, 7.38%, due 05/18/10	93,185
300,000	Delta Air Lines, Inc., Series 2000-1, Class A2, 7.57%, due 11/18/10	271,500
272,268	Delta Air Lines, Inc., Series 2007, Class 1A, 6.82%, due 08/10/22	182,420
96,302	Greenpoint Mortgage Funding Trust, Series 2005-HE4, Class 2A1, 0.74%, due 07/25/30†	69,792
201,824	GSAMP Trust, Series 2006-S4, Class A1, 0.61%, due 05/25/36†	45,168
485,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A2, 5.83%, due 08/15/12	410,052
172,455	JP Morgan Mortgage Acquisition Corp., Series 2006-HE3, Class A2, 0.46%, due 11/25/36†	158,324
718,408	Morgan Stanley ABS Capital I, Series 2003-NC10, Class M1, 1.54%, due 10/25/33†	387,789
244,565	Morgan Stanley ABS Capital I, Series 2006-HE8, Class A2A, 0.57%, due 10/25/36†	213,765
410,000	Nelnet Student Loan Trust, Series 2008-4, Class A4, 2.64%, due 04/25/24†	378,174
435,000	Nissan Auto Receivables Owner Trust, Series 2009-A, Class A2, 2.94%, due 07/15/11	435,403
356,470	RAAC Series, Series 2006-RP2, Class A, 0.77%, due 02/25/37† 144A	223,071
52,933	Residential Asset Mortgage Products, Inc., Series 2006-EFC2, Class A1, 0.58%, due 12/25/36†	51,825
7,275	Residential Asset Securities Corp., Series 2006-EMX6, Class A1, 0.58%, due 07/25/36†	7,192
500,000	Rutland Rated Investments, Series DRYD-1A, Class A1AL, 1.64%, due 06/20/13† 144A	133,594
83,894	SACO I, Inc., Series 2005-7, Class A, 0.80%, due 09/25/35†	47,368
981,388	SACO I, Inc., Series 2006-5, Class 1A, 0.67%, due 04/25/36†	150,180

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	Asset Backed Securities — continued
413,886	SACO I, Inc., Series 2006-6, Class A, 0.65%, due 06/25/36†	27,929
338,888	SLM Student Loan Trust, Series 2006-5, Class A2, 1.15%, due 07/25/17†	338,379
530,000	SLM Student Loan Trust, Series 2008-5, Class A3, 2.46%, due 01/25/18†	517,977
1,440,000	SLM Student Loan Trust, Series 2008-5, Class A4, 2.86%, due 07/25/23†	1,363,992
2,392,977	SLM Student Loan Trust, Series 2008-9, Class A, 2.66%, due 04/25/23†	2,351,822
108,040	Small Business Administration, Series 2004-P10A, Class 1, 4.50%, due 02/01/14	108,108
700,000	Small Business Administration Participation Certificates, Series 2008-20L, Class 1, 6.22%, due 12/01/28	752,791
64,489	Structured Asset Securities Corp., Series 2002-AL1, Class A3, 3.45%, due 02/25/32	50,063
362,804	Structured Asset Securities Corp., Series 2006-ARS1, Class A1, 0.63%, due 02/25/36† 144A	47,245
2,215,703	Washington Mutual Alternative Mortgage Pass Through Certificates, Series 2006-AR3, Class A1A, 2.60%, due 05/25/46†	702,120
74,247	Washington Mutual, Inc., Series 2005-AR8, Class 2A1A, 0.81%, due 07/25/45†	31,160
		17,214,366
	Convertible Debt — 0.0%
50,000	Ford Motor Co., Senior Note, 4.25%, due 12/15/36	17,688
	Corporate Debt — 33.7%
30,000	AAC Group Holding Corp., Senior Note, 10.25%, due 10/01/12†† 144A	17,100
170,000	Abbott Laboratories, 5.13%, due 04/01/19	171,306
30,000	AES Corp. (The), Senior Note, 7.75%, due 03/01/14	27,000
25,000	AES Corp. (The), Senior Note, 9.38%, due 09/15/10	24,750
800,000	AES Corp. (The), Senior Note, 8.00%, due 10/15/17	690,000
150,000	AES Corp. (The), Senior Note, 7.75%, due 10/15/15	131,625
870,000	AES Corp. (The), Senior Note, 8.00%, due 06/01/20 144A	709,050
360,000	Aiful Corp., Senior Note, 5.00%, due 08/10/10 144A	126,028
450,000	Alcoa, Inc., 6.00%, due 07/15/13	359,494
170,000	Aleris International, Inc., Senior Note, (PIK), 9.00%, due 12/15/14	969
240,000	Alliant Techsystems, Inc., Senior Subordinated Note, 6.75%, due 04/01/16	229,200
60,000	Allied Waste North America, Series B, Senior Note, 5.75%, due 02/15/11	58,600
210,000	Allstate Life Global Funding Trusts, 5.38%, due 04/30/13	203,310
700,000	Altria Group, Inc., 9.70%, due 11/10/18	763,158
340,000	Amerada Hess Corp., 7.30%, due 08/15/31	296,520
250,000	America Movil SAB de CV, Senior Note, 5.63%, due 11/15/17	227,971
610,000	American Express Co., Subordinated Note, 6.80%, due 09/01/66†	294,543
1,900,000	American Express Credit Corp., 5.88%, due 05/02/13	1,669,614
450,000	American General Finance Corp., 6.90%, due 12/15/17	157,895
1,500,000	American International Group, Inc., 5.85%, due 01/16/18	588,009
2,500,000	American International Group, Inc., 8.25%, due 08/15/18 144A	1,070,967
460,000	American International Group, Inc., Junior Subordinated Note, Series A, 6.25%, due 03/15/37	46,000
150,000	American Railcar Industries, Inc., Senior Note, 7.50%, due 03/01/14	105,000
165,000	American Real Estate Partners, LP/ American Real Estate Finance Corp., Senior Note, 7.13%, due 02/15/13	132,000
215,000	American Tower Corp., Senior Note, 7.50%, due 05/01/12	217,150
10,000	American Tower Corp., Senior Note, 7.00%, due 10/15/17	9,900
155,000	American Tower Corp., Senior Note, 7.13%, due 10/15/12	156,550

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
310,000	Anadarko Finance Co., Senior Note, 7.50%, due 05/01/31	242,691
650,000	Anadarko Petroleum Corp., Senior Note, 6.45%, due 09/15/36	455,493
700,000	Apache Corp., 5.25%, due 04/15/13	725,553
190,000	ARAMARK Corp., Senior Note, 8.50%, due 02/01/15	175,750
270,000	Arch Western Finance LLC, Guaranteed Senior Note, 6.75%, due 07/01/13	248,400
21,000	Ashtead Capital, Inc., Second Priority Senior Note, 9.00%, due 08/15/16 144A	12,075
300,000	AT&T, Inc., Global Note, 6.50%, due 09/01/37	271,550
20,000	AT&T, Inc., Global Note, 5.80%, due 02/15/19	19,615
880,000	AT&T, Inc., Global Note, 6.55%, due 02/15/39	800,604
80,000	AT&T, Inc., Global Note, 5.50%, due 02/01/18	77,489
70,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Senior Note, 7.63%, due 05/15/14	17,850
20,000	BAC Capital Trust XIV, 5.63%, due 12/31/49†	4,402
140,000	Ball Corp., Senior Note, 6.88%, due 12/15/12	142,100
70,000	Ball Corp., Senior Note, 6.63%, due 03/15/18	68,250
425,000	Bank of America Corp., 6.00%, due 09/01/17	362,317
300,000	Bank of America Corp., 7.80%, due 09/15/16	192,916
400,000	Bank of America Corp., 8.00%, due 12/29/49†	160,372
330,000	Bank of America Corp., Series M, 8.13%, due 12/29/49†	135,742
750,000	Bank of America Corp., Series M, 8.13%, due 05/15/18†	308,505
500,000	Bank of America Corp., (MTN), Series L, 5.65%, due 05/01/18	417,838
400,000	Bank of America Corp., Senior Note, 5.63%, due 10/14/16	339,826
2,670,000	Bank of America Corp., Senior Note, 5.75%, due 12/01/17	2,245,868
2,300,000	Barclays Bank Plc, 7.43%, due 09/29/49† 144A	956,616
500,000	Barclays Bank Plc, 7.70%, due 04/29/49† 144A	220,000
200,000	Barclays Bank Plc, Subordinated Note, 6.05%, due 12/04/17 144A	157,529
150,000	Basic Energy Services, Inc., Senior Note, 7.13%, due 04/15/16	87,750
180,000	Bausch & Lomb, Inc., Senior Note, 9.88%, due 11/01/15 144A	143,550
65,000	BE Aerospace, Inc., Senior Note, 8.50%, due 07/01/18	54,356
675,000	Bear Stearns Cos. (The), Inc., 6.95%, due 08/10/12	687,906
1,700,000	Bear Stearns Cos. LLC (The), Senior Global Note, 7.25%, due 02/01/18	1,758,468
25,000	Belvoir Land LLC, 5.27%, due 12/15/47 144A	15,437
110,000	Boise Cascade LLC, Senior Subordinated Note, 7.13%, due 10/15/14	45,650
30,000	Boyd Gaming Corp., 7.13%, due 02/01/16	16,350
660,000	BP Capital Markets Plc, 5.25%, due 11/07/13	707,151
315,000	BP Capital Markets Plc, Guaranteed Note, 3.13%, due 03/10/12	316,517
20,000	Bristol-Myers Squibb Co., 6.88%, due 08/01/97	19,655
220,000	California Steel Industries, Inc., Senior Note, 6.13%, due 03/15/14	154,000
250,000	Canadian Natural Resources, Ltd., 6.50%, due 02/15/37	195,085
5,000	Case Corp., 7.25%, due 01/15/16	3,675
160,000	Case New Holland, Inc., Senior Note, 6.00%, due 06/01/09	159,600
120,000	CCH I Holdings LLC, Senior Accreting Note, 9.92%, due 04/01/14	1,650
70,000	CCH I LLC, Senior Note, 11.00%, due 10/01/15	7,875
75,000	Centerpoint Energy, Inc., Senior Note, Series B, 7.25%, due 09/01/10	75,208
235,000	Century Aluminum Co., Senior Note, 7.50%, due 08/15/14	102,225
95,000	Charter Communications Operating LLC/Charter Communications Capital Corp., Senior Note, 8.00%, due 04/30/12 144A	87,400

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
200,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Note, 8.38%, due 04/30/14 144A	177,000
55,000	Chesapeake Energy Corp., 6.50%, due 08/15/17	45,100
35,000	Chesapeake Energy Corp., Senior Note, 9.50%, due 02/15/15	34,213
205,000	Chesapeake Energy Corp., Senior Note, 6.38%, due 06/15/15	173,738
95,000	Chesapeake Energy Corp., Senior Note, 7.50%, due 09/15/13	87,400
125,000	Chesapeake Energy Corp., Senior Note, 7.25%, due 12/15/18	103,281
110,000	CHS/Community Health Systems, Inc., Senior Note, 8.88%, due 07/15/15	104,500
100,000	CIT Group, Inc., 4.75%, due 12/15/10	80,674
500,000	CIT Group, Inc., (MTN), 4.25%, due 09/22/11	414,906
200,000	Citigroup Capital XXI, 8.30%, due 12/21/57†	96,441
1,300,000	Citigroup, Inc., 8.40%, due 04/29/49	736,307
100,000	Citigroup, Inc., 1.70%, due 06/28/13†	94,157
300,000	Citigroup, Inc., 2.83%, due 01/12/12†	320,763
490,000	Citigroup, Inc., Global Note, 4.13%, due 02/22/10	473,052
1,660,000	Citigroup, Inc., Global Senior Note, 6.13%, due 11/21/17	1,441,537
540,000	Citigroup, Inc., Global Senior Note, 6.50%, due 08/19/13	496,673
720,000	Citigroup, Inc., Senior Note, 6.88%, due 03/05/38	629,522
600,000	Citigroup, Inc., Subordinated Note, 5.00%, due 09/15/14	398,174
110,000	Clear Channel Communications, Inc., 6.88%, due 06/15/18	15,950
15,000	Clear Channel Communications, Inc., 5.75%, due 01/15/13	2,325
65,000	Clear Channel Communications, Inc., 7.25%, due 10/15/27	9,425
215,000	Clear Channel Communications, Inc., 5.50%, due 09/15/14	33,325
90,000	Clear Channel Communications, Inc., 6.25%, due 03/15/11	18,450
455,000	Comcast Cable Communications Holdings, Inc., 8.38%, due 03/15/13	486,999
270,000	Comcast Corp., 6.50%, due 01/15/17	267,680
870,000	Comcast Corp., 6.50%, due 01/15/15	866,131
65,000	Comcast Corp., 7.05%, due 03/15/33	60,575
260,000	Compagnie Generale de Geophysique-Veritas, Senior Note, 7.50%, due 05/15/15	206,700
120,000	Compagnie Generale de Geophysique-Veritas, Senior Note, 7.75%, due 05/15/17	92,400
130,000	Complete Production Services, Inc., Senior Note, 8.00%, due 12/15/16	83,200
95,000	Compton Petroleum Finance Corp., Senior Note, 7.63%, due 12/01/13	30,400
530,000	ConocoPhillips Holding Co., 6.95%, due 04/15/29	529,129
50,000	ConocoPhillips, Guaranteed Note, 6.50%, due 02/01/39	48,932
240,000	ConocoPhillips, Guaranteed Note, 5.90%, due 05/15/38	214,270
95,000	Constellation Brands, Inc., Senior Note, 7.25%, due 09/01/16	90,725
75,000	Constellation Brands, Inc., Senior Note, 8.38%, due 12/15/14	75,750
140,000	Constellation Brands, Inc., Senior Subordinated Note, 8.13%, due 01/15/12	140,700
740,000	Cornell University, 4.35%, due 02/01/14	746,215
165,000	Corrections Corp. of America, Senior Note, 6.25%, due 03/15/13	158,813
60,000	Corrections Corp. of America, Senior Note, 6.75%, due 01/31/14	57,750
210,000	Countrywide Financial Corp., Subordinated Note, 6.25%, due 05/15/16	174,952
1,100,000	Countrywide Home Loans, Inc., 5.63%, due 07/15/09	1,093,613
150,000	COX Communications, Inc., 8.38%, due 03/01/39 144A	141,106
190,000	Credit Suisse Guernsey, Ltd., 5.86%, due 05/29/49†	70,498
1,275,000	Credit Suisse/New York NY, 5.00%, due 05/15/13(a)	1,233,135
500,000	Credit Suisse/New York NY, Subordinated Note, 6.00%, due 02/15/18	436,819

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
55,000	Crown Americas LLC and Crown Americas Capital Corp., Guaranteed Senior Note, 7.75%, due 11/15/15	55,550
115,000	Crown Americas LLC and Crown Americas Capital Corp., Senior Note, 7.63%, due 11/15/13	116,006
78,153	CVS Caremark Corp., 6.94%, due 01/10/30 144A	59,726
700,000	Daimler Finance North America LLC, Senior Note, 6.50%, due 11/15/13	634,849
410,000	DaimlerChrysler NA Holding Corp., Guaranteed Note, 5.88%, due 03/15/11#	392,632
140,000	DaVita, Inc., Senior Note, 6.63%, due 03/15/13	136,500
225,000	Delta Petroleum Corp., Senior Note, 7.00%, due 04/01/15	73,125
175,000	Denbury Resources, Inc., Guaranteed Senior Subordinated Note, 7.50%, due 12/15/15	153,125
400,000	Depfa ACS Bank, 5.13%, due 03/16/37 144A	209,967
500,000	Deutsche Bank AG/London, 4.88%, due 05/20/13	490,882
310,000	Deutsche Telekom International Finance BV, 5.75%, due 03/23/16	304,577
100,000	Devon Financing Corp. ULC, 7.88%, due 09/30/31	102,451
30,000	DI Finance/Dyncorp International, Series B, 9.50%, due 02/15/13	28,275
730,000	Diageo Capital Plc, Guaranteed Note, 7.38%, due 01/15/14	802,872
300,000	Diageo Capital Plc, Guaranteed Note, 5.20%, due 01/30/13	305,039
235,000	DirecTV Holdings LLC/DirecTV Financing Co., Senior Note, 8.38%, due 03/15/13	238,819
410,000	Dominion Resources, Inc., 5.70%, due 09/17/12	418,303
195,000	Dominion Resources, Inc., Series D, Senior Note, 5.13%, due 12/15/09	196,242
65,000	DR Horton, Inc., Senior Note, 5.63%, due 01/15/16	49,725
40,000	DR Horton, Inc., Senior Note, 6.50%, due 04/15/16	31,600
220,000	Dr Pepper Snapple Group, Inc., Senior Note, 6.82%, due 05/01/18	207,981
500,000	Duke Energy Corp., 5.63%, due 11/30/12	529,060
145,000	Dynegy Holdings, Inc., 7.75%, due 06/01/19	94,975
20,000	Eastman Kodak Co., Senior Note, 7.25%, due 11/15/13	11,400
140,000	Echostar DBS Corp., 6.38%, due 10/01/11	135,450
40,000	Echostar DBS Corp., Senior Note, 7.00%, due 10/01/13	37,300
30,000	Echostar DBS Corp., Senior Note, 6.63%, due 10/01/14	26,925
90,000	Echostar DBS Corp., Senior Note, 7.75%, due 05/31/15	83,250
400,000	EDF SA, 6.50%, due 01/26/19 144A	412,802
200,000	Edison Mission Energy, Senior Note, 7.50%, due 06/15/13	159,000
140,000	Edison Mission Energy, Senior Note, 7.20%, due 05/15/19	98,000
50,000	Edison Mission Energy, Senior Note, 7.63%, due 05/15/27	30,250
110,000	Edison Mission Energy, Senior Note, 7.00%, due 05/15/17	80,850
150,000	EDP Finance BV, 6.00%, due 02/02/18 144A	143,444
250,000	Eksportfinans AS, 5.50%, due 06/26/17	265,940
37,000	El Paso Corp., 7.75%, due 01/15/32	27,751
280,000	El Paso Corp., Senior Note, 6.88%, due 06/15/14	250,801
480,000	El Paso Corp., Senior Note, 7.00%, due 06/15/17	411,207
190,000	El Paso Natural Gas Co., 8.38%, due 06/15/32	181,721
430,000	El Paso Performance Linked Trust, 7.75%, due 07/15/11 144A	414,333
150,000	Eli Lilly & Co., 3.55%, due 03/06/12	153,357
1,030,000	Embarq Corp., 6.74%, due 06/01/13	961,323
160,000	Energy Future Holdings Corp., Series O, 6.50%, due 11/15/24	45,684
10,000	Energy Future Holdings Corp., Senior Note, 10.88%, due 11/01/17	6,500
2,630,000	Energy Future Holdings Corp., Senior Note, 11.25%, due 12/01/14	1,124,325
210,000	Energy Future Holdings Corp., Senior Note, 11.25%, due 11/01/17	89,775

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
190,000	Energy Future Holdings Corp., Senior Note, Series P, 5.55%, due 11/15/14	71,647
920,000	Energy Future Holdings Corp., Senior Note, Series R, 6.55%, due 11/15/34	253,948
530,000	Evraz Group SA, 8.88%, due 04/24/13 144A	339,200
200,000	FirstEnergy Corp., Series B, 6.45%, due 11/15/11	200,300
475,000	FirstEnergy Corp., Series C, 7.38%, due 11/15/31	387,485
175,000	Florida Power & Light Co., 5.95%, due 02/01/38	177,530
75,000	Florida Power Corp., 6.40%, due 06/15/38	78,622
305,000	FMC Finance III SA, Guaranteed Senior Note, 6.88%, due 07/15/17	299,663
90,000	FMG Finance Pty, Ltd., Senior Secured Noted, 10.63%, due 09/01/16 144A	76,050
65,000	Ford Motor Co., 7.70%, due 05/15/97	17,875
30,000	Ford Motor Co., 6.63%, due 10/01/28	9,150
1,080,000	Ford Motor Co., Global Note, 7.45%, due 07/16/31	348,300
360,000	Ford Motor Credit Co., 7.38%, due 10/28/09	322,906
1,016,000	Ford Motor Credit Co., 8.00%, due 12/15/16	668,585
700,000	Ford Motor Credit Co. LLC, 12.00%, due 05/15/15	530,983
55,000	Ford Motor Credit Co., Global Note, 7.00%, due 10/01/13	36,808
165,000	Forest Oil Corp., Senior Note, 8.00%, due 12/15/11	159,225
190,000	Foundation PA Coal Co., Guaranteed Senior Note, 7.25%, due 08/01/14	173,375
150,000	Freeport-McMoRan Copper & Gold, Inc., Senior Note, 8.25%, due 04/01/15	143,790
790,000	Freeport-McMoRan Copper & Gold, Inc., Senior Note, 8.38%, due 04/01/17	739,692
35,000	Freescale Semiconductor, Inc., Senior Note, 8.88%, due 12/15/14	7,525
60,000	Frontier Communications Co., Senior Note, 7.88%, due 01/15/27	40,800
50,000	Frontier Communications Co., Senior Note, 7.13%, due 03/15/19	39,500
190,000	Frontier Oil Corp., Senior Note, 6.63%, due 10/01/11	186,200
220,000	Gaz Capital SA, 6.21%, due 11/22/16 144A	160,600
290,000	Gaz Capital SA for Gazprom, 6.51%, due 03/07/22 144A	188,500
760,000	General Electric Capital Corp., 1.80%, due 03/11/11	762,384
860,000	General Electric Capital Corp., 6.38%, due 11/15/67†	418,154
1,040,000	General Electric Capital Corp., 5.00%, due 11/15/11	1,034,840
1,300,000	General Motors Acceptance Corp., Senior Note, 5.63%, due 05/15/09	1,230,512
1,895,000	General Motors Corp., 8.38%, due 07/15/33	236,875
100,000	General Motors Corp., Senior Note, 8.25%, due 07/15/23	12,250
235,000	Georgia-Pacific Corp., 8.13%, due 05/15/11	234,706
780,000	GlaxoSmithKline Capital, Inc., Guaranteed Note, 5.65%, due 05/15/18	801,472
710,000	Glen Meadow Pass-Through Trust, 6.51%, due 02/12/67† 144A	179,275
150,000	Glitnir Banki HF, 6.33%, due 07/28/11 144A	16,875
290,000	Glitnir Banki HF, 6.38%, due 09/25/12 144A	32,625
320,000	Glitnir Banki HF, Subordinated Note, 6.69%, due 06/15/16 144A	192
717,000	GMAC LLC, 7.75%, due 01/19/10 144A	602,466
169,000	GMAC LLC, 7.50%, due 12/31/13 144A	81,301
1,507,000	GMAC LLC, Senior Guaranteed Note, 6.88%, due 09/15/11 144A	1,071,447
144,000	GMAC LLC, Subordinated Note, 8.00%, due 12/31/18 144A	41,845
30,000	Goldman Sachs Capital II, Guaranteed Note, 5.79%, due 12/29/49†	12,497
1,110,000	Goldman Sachs Group (The), Inc., 5.95%, due 01/18/18	1,009,372
200,000	Goldman Sachs Group (The), Inc., 6.15%, due 04/01/18	182,989
210,000	Goldman Sachs Group (The), Inc., Global Note, 5.25%, due 10/15/13	196,290
1,900,000	Goldman Sachs Group (The), Inc., Senior Note, 6.25%, due 09/01/17	1,763,487

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
330,000	Goldman Sachs Group (The), Inc., Senior Note, 4.50%, due 06/15/10	329,388
15,000	Gulfmark Offshore, Inc., Senior Note, 7.75%, due 07/15/14	11,175
200,000	Harrah's Operating Co., Inc., Senior Note, 10.75%, due 02/01/16	39,000
45,000	Harrah's Operating Co., Inc., Senior Secured Note, 10.00%, due 12/15/18 144A	13,725
350,000	Hartford Life Global Funding Trusts, (MTN), 1.49%, due 09/15/09†	330,071
110,000	HBOS Capital Funding, LP, 6.07%, due 06/30/49† 144A	26,437
600,000	HBOS Plc, 5.38%, due 12/29/49† 144A	301,872
100,000	HBOS Treasury Services Plc/New York, NY, 5.25%, due 02/21/17 144A	79,652
7,000	HCA Inc., 6.30%, due 10/01/12	5,880
9,000	HCA, Inc., 6.25%, due 02/15/13	6,795
20,000	HCA, Inc., 5.75%, due 03/15/14	13,200
355,000	HCA, Inc., 6.50%, due 02/15/16	234,300
20,000	HCA, Inc., Senior Note, 9.13%, due 11/15/14	18,850
180,000	HCA, Inc., Senior Note, 9.25%, due 11/15/16	164,250
64,000	HCA, Inc., Senior Note, (PIK), 9.63%, due 11/15/16	51,200
125,000	Helix Energy Solutions Group, Inc., Senior Note, 9.50%, due 01/15/16 144A	74,375
185,000	Hertz Corp., Senior Note, 8.88%, due 01/01/14	113,081
30,000	Hertz Corp., Senior Subordinated Note, 10.50%, due 01/01/16	13,200
40,000	Hess Corp., 7.88%, due 10/01/29	36,288
600,000	Hess Corp., 6.65%, due 08/15/11	612,370
185,000	Hexcel Corp., Senior Subordinated Note, 6.75%, due 02/01/15	157,250
80,000	Hexion US Finance Corp. Hexion Nova Scotia Finance ULC, Second Priority Secured Senior Note, 9.75%, due 11/15/14	18,000
65,000	Hilcorp Energy I LP/Hilcorp Finance Co., Senior Note, 9.00%, due 06/01/16 144A	48,425
200,000	Hornbeck Offshore Services, Inc., Senior Note, Series B, 6.13%, due 12/01/14	153,000
430,000	HSBC Finance Corp., 4.63%, due 09/15/10	388,070
200,000	HSBK Europe BV, Guaranteed Note, 9.25%, due 10/16/13 144A	110,000
270,000	Huntsman LLC, Senior Note, 11.50%, due 07/15/12	211,950
650,000	ICICI Bank, Ltd., Reg S, Subordinated Note, 6.38%, due 04/30/22†	384,307
248,000	ICICI Bank, Ltd., Subordinated Note, 6.38%, due 04/30/22† 144A	139,813
25,000	Inergy, LP/Inergy Finance Corp., Senior Note, 8.75%, due 03/01/15 144A	24,250
195,000	Inergy, LP/Inergy Finance Corp., Senior Note, 6.88%, due 12/15/14	181,350
125,000	Innophos, Inc., Senior Subordinated Note, 8.88%, due 08/15/14	103,125
140,000	Interface, Inc., Senior Note, 10.38%, due 02/01/10	135,100
360,000	Intergas Finance BV, 6.38%, due 05/14/17 144A	210,600
480,000	Intergas Finance BV, Reg S, 6.38%, due 05/14/17 144A	297,228
190,000	Intergen NV, Senior Note, 9.00%, due 06/30/17 144A	172,900
500,000	International Lease Finance Corp., 5.75%, due 06/15/11	324,971
300,000	International Lease Finance Corp., 1.61%, due 07/13/12†	121,503
95,000	Invista, Senior Note, 9.25%, due 05/01/12 144A	85,500
245,000	Iron Mountain, Inc., Senior Subordinated Note, 7.75%, due 01/15/15	243,163
15,000	Isle of Capri Casinos, Inc., 7.00%, due 03/01/14	8,925
47,000	Ispat Inland ULC, Senior Secured Note, 9.75%, due 04/01/14	42,770
172,000	Itron, Inc., Senior Subordinated Note, 7.75%, due 05/15/12	155,015
575,000	JPMorgan Chase & Co., 2.20%, due 06/15/12	579,989
1,550,000	JPMorgan Chase & Co., 7.90%, due 04/29/49†	998,124
1,030,000	JPMorgan Chase & Co., Global Subordinated Note, 5.15%, due 10/01/15	909,207

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
210,000	JPMorgan Chase & Co., Senior Note, 5.60%, due 06/01/11	212,142
1,440,000	JPMorgan Chase & Co., Subordinated Note, 6.13%, due 06/27/17	1,326,843
300,000	JPMorgan Chase Bank NA, 1.66%, due 06/13/16†	205,561
600,000	JPMorgan Chase Bank NA, Subordinated Note, 6.00%, due 07/05/17	574,903
100,000	K Hovnanian Enterprises, Inc., Guaranteed Senior Note, 6.50%, due 01/15/14	28,000
70,000	K Hovnanian Enterprises, Inc., Guaranteed Senior Secured Note, 11.50%, due 05/01/13	49,088
165,000	KAR Holdings, Inc., Senior Subordinated Note, 10.00%, due 05/01/15	72,600
100,000	Kaupthing Bank Hf, 7.13%, due 05/19/16 144A	250
1,680,000	Kaupthing Bank Hf, 7.63%, due 02/28/15 144A	92,400
620,000	KazMunaiGaz Finance Sub BV, 8.38%, due 07/02/13 144A	517,700
590,000	Kerr-McGee Corp., 7.88%, due 09/15/31	481,041
1,000,000	Keycorp, 6.50%, due 05/14/13	976,700
120,000	Kinder Morgan Energy Partners, LP, 6.95%, due 01/15/38	102,973
40,000	Kinder Morgan Energy Partners, LP, 6.75%, due 03/15/11	40,808
30,000	Kinder Morgan Energy Partners, LP, 7.13%, due 03/15/12	30,721
60,000	Kinder Morgan Energy Partners, LP, Senior Note, 5.00%, due 12/15/13	56,712
780,000	Kinder Morgan Energy Partners, LP, Senior Note, 6.00%, due 02/01/17	733,676
100,000	Kinder Morgan Energy Partners, LP, Senior Note, 5.95%, due 02/15/18	91,198
90,000	Koppers Holdings, Inc., Senior Note, Step-Up, 0.00%, due 11/15/14††	73,800
130,000	Koppers, Inc., Senior Secured Note, 9.88%, due 10/15/13	119,600
560,000	Kraft Foods, Inc., 6.50%, due 08/11/17	577,579
700,000	Kreditanstalt fuer Wiederaufbau, Global Note, 3.50%, due 03/10/14	704,317
600,000	Kroger Co. (The), Senior Note, 6.15%, due 01/15/20	594,580
255,000	L-3 Communications Corp, Senior Subordinated Note, 6.38%, due 10/15/15	241,613
220,000	Lamar Media Corp., Senior Subordinated Note, 6.63%, due 08/15/15	161,700
5,000	Lamar Media Corp., Senior Subordinated Note, Series B, 6.63%, due 08/15/15	3,625
290,000	Landsbanki Islands HF, 6.10%, due 08/25/11 144A	1,813
470,000	Lehman Brothers Holdings Capital Trust VII, (MTN), 5.86%, due 11/29/49†††	47
145,000	Lehman Brothers Holdings, Inc., 5.63%, due 01/24/13†††	18,125
275,000	Lehman Brothers Holdings, Inc., (MTN), 1.00%, due 09/15/22†††	34,375
150,000	Lehman Brothers Holdings, Inc., (MTN), 6.20%, due 09/26/14†††	19,875
270,000	Lehman Brothers Holdings, Inc., (MTN), Series I, 6.75%, due 12/28/17†††	27
890,000	Lehman Brothers Holdings, Inc., Subordinated Note, 6.50%, due 07/19/17†††	89
85,000	Level 3 Financing, Inc., 9.25%, due 11/01/14	59,075
130,000	Linn Energy LLC, Senior Note, 9.88%, due 07/01/18 144A	107,250
1,700,000	Macquarie Bank, Ltd., 4.10%, due 12/17/13 144A	1,711,727
150,000	Mandalay Resort Group, Senior Note, 6.38%, due 12/15/11	53,250
90,000	Mandalay Resort Group, Senior Subordinated Note, 9.38%, due 02/15/10	17,100
140,000	MarkWest Energy Partners, LP / MarkWest Energy Finance Corp., Series B, 8.50%, due 07/15/16	100,800
165,000	Massey Energy Co., Senior Note, 6.88%, due 12/15/13	144,375
350,000	Merna Reinsurance, Ltd., Series B, 2.98%, due 07/07/10† 144A	322,420
700,000	Merrill Lynch & Co., Inc., 2.15%, due 05/30/14†	637,580
190,000	Merrill Lynch & Co., Inc., 5.45%, due 02/05/13	155,882
840,000	Merrill Lynch & Co., Inc., Subordinated Note, 5.70%, due 05/02/17	498,077
25,000	Metlife, Inc., Senior Note, 6.38%, due 06/15/34	18,911
75,000	Metlife, Inc., Senior Secured Note, Series B, 7.72%, due 02/15/19	67,361

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
560,000	Metlife, Inc., Subordinated Note, 6.40%, due 12/15/36	235,598
45,000	MetroPCS Wireless, Inc., Senior Note, 9.25%, due 11/01/14 144A	43,650
70,000	MetroPCS Wireless, Inc., Senior Note, 9.25%, due 11/01/14	68,250
400,000	Metropolitan Life Global Funding I, 5.13%, due 04/10/13 144A	365,639
145,000	MGM Mirage, Senior Note, 7.63%, due 01/15/17	52,200
160,000	MGM Mirage, Senior Note, 6.00%, due 10/01/09	87,200
150,000	Midamerican Energy Holdings Co., Senior Note, 6.50%, due 09/15/37	139,144
170,000	Mohegan Tribal Gaming Authority, Senior Note, 6.13%, due 02/15/13	73,950
940,000	Monumental Global Funding, Ltd., (MTN), 0.74%, due 06/16/10† 144A	873,405
140,000	Moog, Inc., Senior Subordinated Note, 6.25%, due 01/15/15	129,500
930,000	Morgan Stanley, 5.63%, due 01/09/12	895,423
975,000	Morgan Stanley, 1.65%, due 01/09/12†	783,035
1,000,000	Morgan Stanley, 6.60%, due 04/01/12	1,005,169
1,000,000	Morgan Stanley, (MTN), Series F, 6.63%, due 04/01/18	955,086
900,000	Morgan Stanley, (MTN), Series F, 5.75%, due 08/31/12	870,810
130,000	Morgan Stanley, (MTN), 1.59%, due 10/18/16†	87,304
85,000	Morgan Stanley, Global Note, 6.75%, due 04/15/11	85,105
1,500,000	Morgan Stanley, Senior Note, 6.00%, due 04/28/15	1,417,936
70,000	Mosaic Co. (The), Senior Note, 7.63%, due 12/01/16 144A	68,698
110,000	Mosaic Global Holdings, Inc., Senior Note, 7.38%, due 12/01/14 144A	107,923
135,000	Mueller Water Products, Inc., Senior Subordinated Note, 7.38%, due 06/01/17	70,200
100,000	MUFG Capital Finance 1, Ltd., Secured Note, 6.35%, due 07/25/16†	67,088
190,000	Nalco Co., Senior Note, 7.75%, due 11/15/11	188,100
130,000	Neiman-Marcus Group, Inc., (PIK), 9.00%, due 10/15/15	42,413
30,000	News America, Inc., Senior Note, 6.65%, due 11/15/37	22,540
50,000	News America, Inc., Senior Note, 7.28%, due 06/30/28	41,628
110,000	Nordic Telephone Co. Holdings ApS, Senior Note, 8.88%, due 05/01/16 144A	103,400
60,000	Norfolk Southern Corp., Senior Note, 7.25%, due 02/15/31	61,026
85,000	Nortek, Inc., Senior Subordinated Note, 8.50%, due 09/01/14	8,925
305,000	Novartis Securities Investment, Ltd., 5.13%, due 02/10/19	310,269
315,000	Novelis, Inc., Senior Note, 7.25%, due 02/15/15	127,575
275,000	NRG Energy, Inc., Senior Note, 7.25%, due 02/01/14	259,188
40,000	NRG Energy, Inc., Senior Note, 7.38%, due 02/01/16	37,300
100,000	NRG Energy, Inc., Senior Note, 7.38%, due 01/15/17	93,250
600,000	Occidental Petroleum Corp., Senior Note, 7.00%, due 11/01/13	670,560
190,000	Offshore Logistics, Inc., Senior Note, 6.13%, due 06/15/13	154,850
75,000	OPTI Canada, Inc., Guaranteed Senior Note, 8.25%, due 12/15/14	33,938
70,000	OPTI Canada, Inc., Guaranteed Senior Note, 7.88%, due 12/15/14	30,975
40,000	Owens Brockway Glass Container, Inc., Senior Note, 8.25%, due 05/15/13	40,400
260,000	Owens Brockway Glass Container, Inc., Senior Secured Note, 6.75%, due 12/01/14	250,900
45,000	Oxford Industries, Inc., Senior Note, 8.88%, due 06/01/11	33,075
10,000	Pacific Energy Partners, LP / Pacific Energy Finance Corp., Senior Note, 7.13%, due 06/15/14	9,274
720,000	Pacific Gas & Electric Co., 6.05%, due 03/01/34	706,786
10,000	Pacific Gas & Electric Co., Senior Note, 5.63%, due 11/30/17	10,146
30,000	Peabody Energy Corp., Senior Note, 6.88%, due 03/15/13	29,400
606,000	Pemex Project Funding Master Trust, 6.63%, due 06/15/35	434,047
1,400,000	PepsiCo Inc/NC, Senior Note, 7.90%, due 11/01/18	1,723,141

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
480,000	Petrobras International Finance Co., 6.13%, due 10/06/16	482,400
150,000	Petroplus Finance, Ltd., Guaranteed Senior Note, 6.75%, due 05/01/14 144A	111,750
325,000	Pfizer, Inc., 5.35%, due 03/15/15	343,326
110,000	PHI, Inc., Senior Note, 7.13%, due 04/15/13	68,338
90,000	Philip Morris International, Inc., 5.65%, due 05/16/18	89,582
100,000	Philip Morris International, Inc., 6.88%, due 03/17/14	108,342
130,000	Pinnacle Entertainment, Inc., Senior Subordinated Note, 7.50%, due 06/15/15	81,250
30,000	Pride International, Inc., Senior Note, 7.38%, due 07/15/14	29,700
20,000	Qwest Communications International, Inc., Senior Note, Series B, 7.50%, due 02/15/14	17,400
45,000	Qwest Corp., 7.50%, due 10/01/14	41,175
100,000	Qwest Corp., 6.88%, due 09/15/33	66,000
55,000	Qwest Corp., Senior Note, 6.50%, due 06/01/17	45,925
220,000	Range Resources Corp., Senior Subordinated Note, 7.38%, due 07/15/13	209,550
75,000	RathGibson, Inc., Senior Note, 11.25%, due 02/15/14	16,125
215,000	RBS Global, Inc./Rexnord LLC, 9.50%, due 08/01/14	175,225
310,000	Realogy Corp. Senior Subordinated Note, 12.38%, due 04/15/15	54,250
220,000	Reed Elsevier Capital, Inc., Guaranteed Note, 8.63%, due 01/15/19	225,939
174,000	Regency Energy Partners, LP/Regency Energy Finance Corp., Senior Note, 8.38%, due 12/15/13	148,770
590,000	Resona Preferred Global Securities, Cayman, 7.19%, due 12/29/49† 144A	271,659
115,000	Reynolds American, Inc., Senior Note, 6.75%, due 06/15/17	98,322
36,000	RH Donnelley, Inc., 11.75%, due 05/15/15 144A	4,860
85,000	River Rock Entertainment Authority, Senior Note, 9.75%, due 11/01/11	42,925
1,400,000	Roche Holdings, Inc., 3.25%, due 02/25/11† 144A	1,398,282
300,000	Roche Holdings, Inc., Guaranteed Note, 5.00%, due 03/01/14 144A	307,390
780,000	Roche Holdings, Inc., Guaranteed Note, 6.00%, due 03/01/19 144A	804,320
40,000	Rogers Cable, Inc., 6.25%, due 06/15/13	40,284
20,000	Rogers Communications, Inc., Senior Note, 6.80%, due 08/15/18	20,024
55,000	Rogers Wireless Communications, Inc., Senior Secured Note, 7.50%, due 03/15/15	57,070
100,000	Royal Bank of Scotland Group Plc, Series U, 7.64%, due 03/31/43†	22,518
440,000	Royal Bank of Scotland Group Plc, 6.99%, due 10/29/49† 144A	193,835
310,000	Royal KPN NV, 8.00%, due 10/01/10	320,825
550,000	RSHB Capital SA for OJSC Russian Agricultural Bank, 6.30%, due 05/15/17 144A	383,405
70,000	SemGroup, LP, Senior Note, 8.75%, due 11/15/15 144A	2,800
110,000	Service Corp. International, Senior Note, 7.50%, due 04/01/27	81,400
20,000	Service Corp. International/US, Senior Note, 6.75%, due 04/01/16	17,500
10,000	Service Corp. International/US, Senior Note, 7.63%, due 10/01/18	8,650
350,000	Shell International Finance BV, 4.00%, due 03/21/14	355,308
410,000	Shinsei Finance Cayman, Ltd., 6.42%, due 01/29/49† 144A	69,748
10,000	SLM Corp., 5.00%, due 04/15/15	4,705
75,000	SLM Corp., 5.63%, due 08/01/33	30,073
690,000	SLM Corp., 5.38%, due 05/15/14	357,901
600,000	SLM Corp., 1.30%, due 07/27/09†	578,126
700,000	SLM Corp., 4.75%, due 03/17/14	483,283
335,000	SLM Corp., (MTN), 5.00%, due 10/01/13	178,298
225,000	SLM Corp., (MTN), 1.46%, due 01/27/14†	103,264
210,000	Smithfield Foods, Inc., Senior Note, 7.00%, due 08/01/11	162,750
100,000	Southern California Edison Co., Series 2, 5.95%, due 02/01/38	99,376

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
1,200,000	Southern Co., Senior Note, Series 2, 1.95%, due 08/20/10†	1,198,922
50,000	Southwestern Energy Co., 7.50%, due 02/01/18 144A	48,500
80,000	Sprint Capital Corp., 8.75%, due 03/15/32	54,000
60,000	Sprint Capital Corp., Guaranteed Note, 6.90%, due 05/01/19	42,600
1,050,000	Sprint Nextel Corp., 6.00%, due 12/01/16	756,000
155,000	SPX Corp., 7.63%, due 12/15/14	149,575
135,000	Station Casinos, Inc., 7.75%, due 08/15/16	31,725
90,000	Station Casinos, Inc., Senior Note, 6.00%, due 04/01/12	22,950
100,000	Steel Dynamics, Inc., Senior Note, 6.75%, due 04/01/15	68,250
55,000	Steel Dynamics, Inc., Senior Note, 7.38%, due 11/01/12	43,175
70,000	Suburban Propane Partners, 6.88%, due 12/15/13	66,850
15,000	Sun Media Corp., Senior Note, 7.63%, due 02/15/13	8,625
201,000	Sungard Data Systems, Inc., 9.13%, due 08/15/13	175,875
85,000	Sungard Data Systems, Inc., Senior Subordinated Note, 10.25%, due 08/15/15	59,925
500,000	SunTrust Banks, Inc., 6.10%, due 12/15/36†	280,950
590,000	SunTrust Preferred Capital I, 5.85%, due 12/31/49†	147,563
1,910,000	Svensk Exportkredit AB, Global Note, (MTN), Series G, 4.88%, due 09/29/11	2,011,089
1,400,000	Swedbank AB, 3.00%, due 12/22/11 144A	1,424,178
100,000	Swift Energy Co., Senior Note, 7.63%, due 07/15/11	76,500
70,000	Targa Resources Partners, LP, Senior Note, 8.25%, due 07/01/16 144A	51,100
100,000	Targa Resources, Inc., 8.50%, due 11/01/13	62,500
10,000	TCI Communications, Inc., Senior Note, 8.75%, due 08/01/15	10,802
220,000	Tele-Communications-TCI Group, Senior Note, 7.13%, due 02/15/28	193,928
520,000	Telecom Italia Capital SA, Guaranteed Senior Note, 5.25%, due 10/01/15	439,018
75,000	Telefonica Emisones SAU, Guaranteed Senior Note, 6.42%, due 06/20/16	77,656
40,000	Tenet Healthcare Corp., Senior Note, 9.88%, due 07/01/14	31,400
20,000	Tennessee Gas Pipeline Co., 7.63%, due 04/01/37	17,358
220,000	Terex Corp., Senior Subordinated Note, 7.38%, due 01/15/14	191,400
255,000	Tesoro Corp., Senior Note, 6.25%, due 11/01/12	223,763
125,000	Texas Industries, Inc., Senior Note, 7.25%, due 07/15/13	95,000
260,000	Time Warner Cable, Inc., 5.40%, due 07/02/12	251,330
740,000	Time Warner Cable, Inc., 5.85%, due 05/01/17	664,439
50,000	Time Warner Cable, Inc., 6.55%, due 05/01/37	42,202
160,000	Time Warner Cable, Inc., 7.30%, due 07/01/38	144,979
90,000	Time Warner Cos., Inc., 7.57%, due 02/01/24	83,180
240,000	Time Warner Entertainment Co. LP, Senior Subordinated Note, 8.38%, due 07/15/33	227,611
230,000	Time Warner, Inc., 6.88%, due 05/01/12	234,255
40,000	TL Acquisitions, Inc., Senior Subordinated Note, 10.50%, due 01/15/15 144A	20,700
330,000	TNK-BP Finance SA, 6.63%, due 03/20/17 144A	215,797
100,000	TNK-BP Finance SA, 6.63%, due 03/20/17 144A	66,500
410,000	TNK-BP Finance SA, 7.50%, due 07/18/16 144A	299,300
280,000	TNK-BP Finance SA, 7.88%, due 03/13/18 144A	197,400
316,000	TNK-BP Finance SA, Reg S, 7.50%, due 07/18/16 144A	224,360
100,000	TransCapitalInvest, Ltd. for OJSC AK Transneft, 8.70%, due 08/07/18 144A	87,131
330,000	Transocean, Ltd., Senior Note, 5.25%, due 03/15/13	331,121
810,000	Travelers Cos. (The), Inc., Subordinated Note, 6.25%, due 03/15/37†	430,398
560,000	TuranAlem Finance BV, 8.25%, due 01/22/37 144A	117,600

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
820,000	TuranAlem Finance, Guaranteed Note, (MTN), 8.25%, due 01/22/37 144A	184,500
1,050,000	Tyco International Finance SA, 6.00%, due 11/15/13	988,874
80,000	Tyco International Finance SA, Guaranteed Note, 6.75%, due 02/15/11	80,696
90,000	Tyco International Finance SA, Senior Note, 6.38%, due 10/15/11	91,236
50,000	Tyco International, Ltd. / Tyco International Finance SA, 6.88%, due 01/15/21 144A	41,888
1,000,000	UBS AG/Stamford Branch, 5.75%, due 04/25/18	837,856
1,500,000	United Arab Emirates, 5.50%, due 08/02/12 144A	1,609,965
500,000	United Parcel Service, Inc., 3.88%, due 04/01/14	501,788
660,000	United Parcel Service, Inc., Senior Note, 4.50%, due 01/15/13	694,247
225,000	United Rentals North America, Inc., Senior Note, 6.50%, due 02/15/12	181,125
20,000	United Rentals North America, Inc., Senior Subordinated Note, 7.75%, due 11/15/13	10,900
145,000	US Concrete, Inc., Senior Subordinated Note, 8.38%, due 04/01/14	58,725
970,000	Vale Overseas, Ltd., Guaranteed Note, 6.88%, due 11/21/36	842,483
320,000	Vedanta Resources Plc, Senior Global Note, 8.75%, due 01/15/14 144A	238,400
50,000	Ventas Realty LP/Ventas Capital Corp. REIT, Senior Note, 9.00%, due 05/01/12	50,125
60,000	Ventas Realty, LP/Ventas Capital Corp. REIT, Senior Note, 6.75%, due 06/01/10	60,150
45,000	Ventas Realty, LP/Ventas Capital Corp. REIT, Senior Note, 6.75%, due 04/01/17	38,700
400,000	Verizon Communications, Inc., 8.75%, due 11/01/18	458,435
125,000	Verizon Communications, Inc., 6.35%, due 04/01/19	123,718
110,000	Verizon Communications, Inc., 6.10%, due 04/15/18	109,162
270,000	Verizon Global Funding Corp., Global Note, 7.38%, due 09/01/12	292,035
90,000	Verizon Virginia, Inc., 4.63%, due 03/15/13	87,381
460,000	VIP Finance Ireland, Ltd. for OJSC Vimpel Communications, Class A, 8.38%, due 04/30/13 144A	335,800
24,000	Visteon Corp., 8.25%, due 08/01/10	1,320
18,000	Visteon Corp., 12.25%, due 12/31/16 144A	990
105,000	Vodafone Group Plc, 7.75%, due 02/15/10	108,969
50,000	Vodafone Group Plc, 6.15%, due 02/27/37	47,296
1,500,000	Wachovia Bank NA, 1.65%, due 03/15/16†	898,728
250,000	Wachovia Bank NA/Charlotte NC, 6.60%, due 01/15/38	198,263
360,000	Wachovia Capital Trust III, Secured Note, 5.80%, due 03/15/42†	129,644
1,000,000	Wachovia Corp., 5.30%, due 10/15/11	987,753
125,000	Wachovia Corp., 5.50%, due 05/01/13	115,359
700,000	Wachovia Corp., Senior Note, 5.63%, due 10/15/16	540,416
640,000	Wachovia Corp., Subordinated Note, 5.25%, due 08/01/14	531,988
730,000	WellPoint, Inc., 5.88%, due 06/15/17	687,345
25,000	WellPoint, Inc., 5.95%, due 12/15/34	20,500
130,000	Wells Fargo & Co., 5.30%, due 08/26/11	127,534
65,000	Wells Fargo & Co., Senior Note, 4.88%, due 01/12/11	64,271
1,000,000	Wells Fargo Bank NA, Subordinated Note, 4.75%, due 02/09/15	854,528
350,000	Wells Fargo Capital X, 5.95%, due 12/15/36	236,882
30,000	Westlake Chemical Corp., Senior Note, 6.63%, due 01/15/16	21,150
440,000	Weyerhaeuser Co., 6.75%, due 03/15/12	423,509
590,000	Williams Cos., Inc., Series A, 7.50%, due 01/15/31	467,191
125,000	Williams Partners LP/Williams Partners Finance Corp., Senior Note, 7.50%, due 06/15/11	118,184
140,000	Windstream Corp., Senior Note, 8.63%, due 08/01/16	138,250
75,000	Wyeth, 6.00%, due 02/15/36	70,213

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
510,000	Wyeth, 5.95%, due 04/01/37	481,866
215,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.63%, due 12/01/14	163,400
290,000	XTO Energy, Inc., Senior Note, 5.65%, due 04/01/16	277,161
380,000	XTO Energy, Inc., Senior Note, 7.50%, due 04/15/12	398,258
205,000	XTO Energy, Inc., Senior Note, 6.25%, due 08/01/17	200,244
40,000	XTO Energy, Inc., Senior Note, 6.75%, due 08/01/37	36,513
		132,942,449
	Mortgage Backed Securities — 68.4%
527,608	American Home Mortgage Assets, Series 2006-6, Class A1A, 0.71%, due 11/25/36†	204,180
454,727	Banc of America Commercial Mortgage, Inc., Series 2002-PB2, Class A3, 6.09%, due 06/11/35	456,016
700,000	Banc of America Commercial Mortgage, Inc., Series 2002-PB2, Class A4, 6.19%, due 06/11/35	673,724
240,000	Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A3, 4.62%, due 07/10/43	200,655
210,000	Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, 5.12%, due 10/10/45†	161,301
226,383	Banc of America Funding Corp., Series 2005-E, Class 8A1, 4.56%, due 06/20/35†	98,367
501,703	Banc of America Mortgage Securities, Series 2005-A, Class 2A1, 4.44%, due 02/25/35†	317,388
1,028,307	BCAP LLC Trust, Series 2007-AA1, Class 1A1, 0.62%, due 02/25/47†	483,656
143,851	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-5, Class IIA, 4.01%, due 07/25/34†	111,192
155,573	Bear Stearns Commercial Mortgage Securities, Series 2000-WF2, Class A2, 7.32%, due 10/15/32†	157,184
60,000	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class A6, 4.83%, due 11/11/41	48,487
610,000	Bear Stearns Commercial Mortgage Securities, Series 2006-PW11, Class A4, 5.46%, due 03/11/39†	507,412
425,000	Bear Stearns Commercial Mortgage Securities, Series 2006-PWR11, Class AJ, 5.46%, due 03/11/39†	128,090
494,907	Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A3, 4.90%, due 12/25/35†	371,445
27,203	Countrywide Alternative Loan Trust, Series 2004-18CB, Class 2A5, 0.97%, due 09/25/34†	19,779
416,891	Countrywide Alternative Loan Trust, Series 2005-34CB, Class 1A6, 5.50%, due 09/25/35	369,430
158,424	Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1, 0.85%, due 11/20/35†	63,813
132,875	Countrywide Alternative Loan Trust, Series 2005-61, Class 1A1, 0.78%, due 12/25/35†	55,928
87,639	Countrywide Alternative Loan Trust, Series 2005-J12, Class 2A1, 0.79%, due 11/25/35†	40,568
660,674	Countrywide Alternative Loan Trust, Series 2006-OA21, Class A1, 0.74%, due 03/20/47†	240,074
304,771	Countrywide Alternative Loan Trust, Series 2006-OC10, Class 2A1, 0.61%, due 11/25/36†	267,997
552,734	Countrywide Alternative Loan Trust, Series 2006-OC11, Class 2A1, 0.62%, due 01/25/37†	477,643
342,049	Countrywide Alternative Loan Trust, Series 2006-OC8, Class 2A1A, 0.61%, due 11/25/36†	325,321
658,682	Countrywide Alternative Loan Trust, Series 2007-AL1, Class A1, 0.77%, due 06/25/37†	225,942
288,307	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-29, Class 1A1, 0.79%, due 02/25/35†	146,647
127,587	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-3, Class 1A2, 0.81%, due 04/25/35†	53,268
118,999	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-9, Class 1A1, 0.82%, due 05/25/35†	49,429
575,530	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-16, Class A1, 6.50%, due 10/25/37	319,590
151,703	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R3, AF, 0.92%, due 09/25/35† 144A	114,142

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities — continued
336,770	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1, 6.00%, due 10/25/21	191,665
320,000	CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class A2, 4.94%, due 12/15/35	302,481
1,000,000	CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A4, 5.10%, due 08/15/38†	771,399
540,177	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-OA1, Class A1, 0.72%, due 02/25/47†	196,787
247,330	DLJ Commercial Mortgage Corp., Series 1998-CG1, Class B1, 6.91%, due 06/10/31†	246,965
45,062	DLJ Commercial Mortgage Corp., Series 1999-CG2, Class A1B, 7.30%, due 06/10/32†	44,981
342,659	DLJ Commercial Mortgage Corp., Series 1999-CG3, Class A1B, 7.34%, due 10/10/32	344,174
63,915	FHLMC, 5.50%, due 10/01/35	66,475
93,777	FHLMC, 4.50%, due 05/01/36	95,889
776,011	FHLMC, 4.50%, due 04/01/35	795,156
1,034,489	FHLMC, 5.50%, due 12/01/36	1,074,788
60,440	FHLMC, 5.50%, due 05/01/35	62,860
1,100,000	FHLMC, 5.00%, due 03/01/19	1,140,391
957,088	FHLMC, 5.50%, due 08/01/38	994,318
98,001	FHLMC Gold Pool, 5.00%, due 07/01/35	101,344
8,152,349	FHLMC Gold Pool, 5.50%, due 09/01/38	8,469,925
2,199,945	FHLMC Gold Pool, 5.50%, due 09/01/38	2,285,520
514,151	FHLMC Gold Pool, 5.50%, due 11/01/35	534,742
200,000	FHLMC Gold Pool, 6.00%, due 01/01/36	209,094
3,300,000	FHLMC Gold Pool, 5.50%, due 07/01/35	3,424,265
1,200,000	FHLMC Gold Pool, 4.50%, due 12/01/18	1,234,874
5,400,000	FHLMC Gold Pool, 5.00%, due 03/01/35	5,569,592
1,747,182	FHLMC Gold Pool, 5.50%, due 12/01/37	1,815,244
1,056,210	FHLMC Gold Pool, 5.50%, due 04/01/38	1,097,295
694,849	First Horizon Alternative Mortgage Securities, Series 2006-FA8, Class 1A8, 0.89%, due 02/25/37†	312,397
4,000,000	FNMA, 6.00%, due 02/01/36	4,168,124
700,000	FNMA, 2.75%, due 03/13/14	709,172
800,000	FNMA, 2.00%, due 01/09/12	808,608
2,000,000	FNMA, 5.50%, due 06/01/35	2,070,938
1,300,000	FNMA, 4.50%, due 03/01/29	1,333,540
1,454,650	FNMA, 4.50%, due 12/01/20	1,503,411
2,200,000	FNMA, 5.00%, due 07/01/19	2,274,593
3,000,000	FNMA, 6.00%, due 07/01/19	3,131,718
423,537	FNMA, 5.50%, due 02/01/36	440,181
568,920	FNMA, 5.00%, due 12/01/36	587,899
90,659	FNMA, 6.00%, due 07/01/38	94,809
981,286	FNMA, 5.00%, due 05/01/38	1,013,813
483,321	FNMA, 5.00%, due 07/01/38	499,342
680,069	FNMA, 5.00%, due 11/01/33	704,137
463,511	FNMA, 5.50%, due 02/01/35	483,174
1,323,032	FNMA, 5.00%, due 04/01/38	1,366,886
1,907,079	FNMA, 5.50%, due 06/01/38	1,981,616
989,687	FNMA, 5.00%, due 04/01/38	1,022,492
935,103	FNMA, 5.50%, due 11/01/36	971,850
2,038,206	FNMA, 5.00%, due 07/01/35	2,108,429

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities — continued
6,023,026	FNMA, 5.50%, due 02/01/38	6,258,433
3,745,679	FNMA, 6.00%, due 10/01/38	3,917,133
23,236,047	FNMA, 5.00%, due 02/01/38	24,032,971
998,440	FNMA, 5.50%, due 03/01/36	1,037,675
691,663	FNMA, 6.00%, due 09/01/36	723,794
94,636	FNMA, 6.00%, due 09/01/36	99,032
1,364,721	FNMA, 6.00%, due 05/01/36	1,428,119
143,741	FNMA, 6.00%, due 08/01/36	150,419
839,927	FNMA, 5.50%, due 08/01/37	873,721
484,024	FNMA, 6.00%, due 08/01/36	506,510
39,599	FNMA, 5.50%, due 05/25/27	40,314
201,755	FNMA, 6.00%, due 02/01/34	211,853
230,119	FNMA, 6.00%, due 08/01/34	241,636
48,708	FNMA, 5.50%, due 09/01/19	51,025
389,710	FNMA, 5.50%, due 10/01/18	408,737
80,679	FNMA, 5.50%, due 12/01/32	84,126
4,686,100	FNMA, 5.50%, due 01/01/37	4,870,249
224,098	FNMA, 5.50%, due 04/01/36	231,547
844,234	FNMA, 5.50%, due 07/01/33	880,048
154,462	FNMA, 5.00%, due 12/01/35	159,760
270,351	FNMA, 5.50%, due 03/01/21	282,368
758,902	FNMA, 5.50%, due 04/01/36	788,725
48,972	FNMA, 6.50%, due 04/01/36	51,658
624,082	FNMA, 5.50%, due 06/01/20	654,552
65,412	FNMA, 6.00%, due 10/01/35	68,849
6,855,125	FNMA, 5.00%, due 03/01/36	7,090,234
39,766	FNMA, 5.00%, due 12/01/35	41,130
638,868	FNMA, 5.00%, due 09/01/35	660,779
622,180	FNMA, 5.50%, due 06/01/20	652,557
426,963	FNMA, 5.50%, due 12/01/18	447,808
618,697	FNMA, 5.00%, due 07/01/35	639,917
119,205	FNMA, 6.00%, due 11/01/21	124,952
1,367,827	FNMA, 5.00%, due 12/01/35	1,414,739
704,848	FNMA, 6.00%, due 11/01/36	737,592
85,951	FNMA, 6.00%, due 09/01/36	89,944
195,523	FNMA, 6.00%, due 08/01/37	204,473
2,561,508	FNMA, 6.00%, due 08/01/37	2,678,758
471,460	FNMA, 6.50%, due 10/01/37	497,285
600,000	FNMA, 5.00%, due 02/01/35	619,219
3,500,000	FNMA, 6.50%, due 04/01/35	3,686,487
15,400,000	FNMA, 6.50%, due 04/01/35	16,162,793
20,800,000	FNMA, 6.00%, due 02/01/36	21,726,245
15,250,000	FNMA, 5.50%, due 06/01/35	15,829,027
5,300,000	FNMA, 5.50%, due 01/01/20	5,526,077
1,395,892	FNMA, 5.00%, due 06/01/35	1,443,984
3,898,488	FNMA, 5.00%, due 02/01/36	4,032,194
747,309	FNMA, 5.00%, due 08/01/35	772,939

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities — continued
23,179	FNMA, 5.00%, due 09/01/35	23,974
1,242,203	FNMA, 5.00%, due 05/01/35	1,284,807
1,057,489	FNMA, 5.00%, due 06/01/35	1,093,923
923,366	FNMA, 5.50%, due 10/01/35	961,383
3,000,000	FNMA, 4.00%, due 07/01/20	3,037,969
1,000,000	FNMA, 4.50%, due 12/01/38	1,002,656
68,659	FNMA, Series 2002-T6, Class A1, 3.31%, due 02/25/32	65,159
745,000	GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A3, 5.35%, due 08/11/36	705,817
383,443	GMAC Commercial Mortgage Securities, Inc., Series 2000-C1, Class A2, 7.72%, due 03/15/33†	386,235
132,222	GMAC Commercial Mortgage Securities, Inc., Series 2000-C2, Class A2, 7.46%, due 08/16/33†	134,197
137,265	GMAC Commercial Mortgage Securities, Inc., Series 2000-C3, Class A2, 6.96%, due 09/15/35	139,374
790,668	GNMA, 6.50%, due 08/15/34	832,886
41,284	GNMA, 5.00%, due 12/15/34	42,976
1,055,504	GNMA, 5.50%, due 02/15/35	1,101,797
237,418	GNMA, 5.00%, due 04/15/35	246,964
250,225	GNMA, 5.00%, due 11/15/35	260,286
456,691	GNMA, 5.00%, due 08/15/33	475,696
376,495	GNMA, 5.00%, due 05/15/34	391,927
276,502	GNMA, 5.00%, due 09/15/35	287,619
467,444	GNMA, 5.00%, due 06/15/35	486,240
349,443	GNMA, 5.00%, due 09/15/35	363,494
176,339	GNMA, 5.00%, due 12/15/35	183,429
291,303	GNMA, 5.00%, due 04/15/35	303,015
12,854	GNMA, 6.50%, due 09/15/37	13,506
227,243	GNMA, 6.50%, due 10/15/32	242,602
34,613	GNMA, 6.50%, due 10/15/37	36,368
84,135	GNMA, 6.50%, due 05/15/38	88,388
1,724,973	GNMA Pool I, 6.50%, due 09/15/38	1,812,161
640,282	GNMA Pool I, 6.00%, due 09/15/38	669,965
168,622	GNMA Pool I, 6.00%, due 09/15/38	176,439
1,847,447	GNMA Pool I, 6.00%, due 07/15/38	1,933,093
151,879	GNMA Pool I, 6.00%, due 01/15/38	158,920
4,092,844	GNMA Pool I, 6.00%, due 08/15/38	4,282,583
62,664	GNMA Pool I, 5.00%, due 04/15/36	65,144
482,564	GNMA Pool I, 5.00%, due 09/15/35	501,967
9,017,027	GNMA Pool I, 6.00%, due 09/15/38	9,442,443
2,749,521	GNMA Pool I, 6.00%, due 10/15/38	2,879,255
600,000	GNMA Pool I, 6.00%, due 08/01/36	625,219
900,000	GNMA Pool I, 5.00%, due 09/01/36	929,953
400,000	GNMA Pool I, 5.50%, due 06/01/36	415,188
96,487	GNMA Pool I, 7.50%, due 03/15/17	103,544
1,300,000	GNMA Pool II, 6.00%, due 12/01/36	1,353,219
302,910	GNMA TBA, 6.50%, due 09/15/37	318,267
877,544	Greenpoint Mortgage Funding Trust, Series 2007-AR1, Class 1A1A, 0.60%, due 03/25/37†	423,852
1,516,601	Greenpoint Mortgage Funding Trust, Series 2007-AR2, Class 1A1, 0.65%, due 04/25/47†	928,061
225,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4, 4.76%, due 07/10/39	176,031
237,985	GSAA Trust, Series 2006-5, Class 2A1, 0.59%, due 03/25/36†	168,284

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities — continued
103,973	GSAA Trust, Series 2006-9, Class A1, 0.57%, due 06/25/36†	89,915
410,826	GSR Mortgage Loan Trust, Series 2004-7, Class 4A1, 4.85%, due 06/25/34†	329,365
553,816	GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1, 5.24%, due 11/25/35†	356,365
677,478	GSR Mortgage Loan Trust, Series 2006-OA1, Class 2A1, 0.71%, due 08/25/46†	352,782
94,455	Harborview Mortgage Loan Trust, Series 2005-10, Class 2A1A, 0.87%, due 11/19/35†	36,034
124,019	Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1A, 0.89%, due 06/20/35†	50,557
1,581,199	Harborview Mortgage Loan Trust, Series 2006-13, Class A, 0.74%, due 11/19/46†	613,020
537,161	Harborview Mortgage Loan Trust, Series 2006-9, Class 2A1A, 0.77%, due 11/19/36†	201,159
1,758,366	Harborview Mortgage Loan Trust, Series 2007-3, Class 2A1A, 0.76%, due 05/19/47†	730,261
1,635,451	Harborview Mortgage Loan Trust, Series 2007-4, Class 2A1, 0.78%, due 06/25/37†	639,952
866,446	Impac Secured Assets CMN Owner Trust, Series 2005-2, Class A1, 0.84%, due 03/25/36†	362,813
346,174	Indymac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1, 6.18%, due 11/25/37†	190,554
554,723	Indymac Index Mortgage Loan Trust, Series 2005-AR15, Class A2, 5.10%, due 09/25/35†	313,285
1,323,803	Indymac Index Mortgage Loan Trust, Series 2007-AR15, Class 2A1, 5.85%, due 08/25/37†	547,010
170,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIC2, Class A3, 6.43%, due 04/15/35	168,986
190,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A5, 4.65%, due 01/12/37	155,328
300,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4, 4.92%, due 10/15/42†	232,917
1,070,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.81%, due 06/12/43†	760,378
600,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2, 5.80%, due 06/15/49†	480,573
203,598	JP Morgan Mortgage Trust, Series 2006-S2, Class 2A2, 5.88%, due 07/25/36	148,521
138,835	JP Morgan Mortgage Trust, Series 2007-S1, Class 1A2, 5.50%, due 03/25/22	103,475
36,840	LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A2, 7.95%, due 05/15/25†	37,315
916,387	LB-UBS Commercial Mortgage Trust, Series 2000-C4, Class A2, 7.37%, due 08/15/26	927,599
447,212	LB-UBS Commercial Mortgage Trust, Series 2001-C2, Class A2, 6.65%, due 11/15/27	450,850
1,080,854	LB-UBS Commercial Mortgage Trust, Series 2004-C7, Class A1A, 4.48%, due 10/15/29	933,792
1,110,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5, 4.74%, due 07/15/30	856,852
380,000	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.37%, due 09/15/39	274,646
475,000	LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.15%, due 04/15/41†	335,543
95,542	Lehman XS Trust, Series 2005-5N, Class 1A1, 0.82%, due 11/25/35†	37,959
191,104	Lehman XS Trust, Series 2005-7N, Class 1A1B, 1.00%, due 12/25/35†	40,847
410,158	Lehman XS Trust, Series 2006-2N, Class 1A1, 1.00%, due 02/25/46†	149,001
1,274,924	Lehman XS Trust, Series 2007-2N, Class 3A1, 1.00%, due 02/25/37†	1,037,621
292,945	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1, 4.85%, due 01/25/36†	197,930
1,871,833	MASTR Adjustable Rate Mortgages Trust, Series 2007-3, Class 12A1, 0.72%, due 05/25/47†	658,854
713,084	MASTR Adjustable Rate Mortgages Trust, Series 2007-R5, Class A1, 5.65%, due 11/25/35† 144A	387,120
213,194	MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F, 0.87%, due 05/25/35† 144A	131,805
133,235	Merrill Lynch Mortgage Investors, Inc., Series 2005-A3, Class A1, 0.79%, due 04/25/35†	55,272
520,000	Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6, 5.24%, due 11/12/37†	404,025
430,000	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, 5.66%, due 05/12/39†	312,451
522,789	Morgan Stanley Capital I, Series 1999-LIFE, Class A2, 7.11%, due 04/15/33†	523,303
1,695,000	Morgan Stanley Capital I, Series 2006-IQ12, Class A4, 5.33%, due 12/15/43	1,248,963

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities — continued
215,000	Morgan Stanley Capital I, Series 2007-HQ12, Class A2, 5.63%, due 04/12/49†	179,394
176,110	Morgan Stanley Dean Witter Capital I, Series 2000-LIFE2, Class A2, 7.20%, due 10/15/33	177,895
696,719	Morgan Stanley Dean Witter Capital I, Series 2001-TOP1, Class A4, 6.66%, due 02/15/33	692,001
652,398	Novastar Mortgage-Backed Notes, Series 2006-MTA1, Class 2A1A, 0.71%, due 09/25/46†	271,830
671,305	Prime Mortgage Trust, Series 2006-DR1, Class 1A1, 5.50%, due 05/25/35 144A	546,912
318,173	Prime Mortgage Trust, Series 2006-DR1, Class 1A2, 6.00%, due 05/25/35 144A	260,574
1,832,987	Prime Mortgage Trust, Series 2006-DR1, Class 2A1, 5.50%, due 05/25/35 144A	1,263,806
1,424,028	Prime Mortgage Trust, Series 2006-SRS12, Class AF, 6.00%, due 05/25/35 144A	991,310
144,842	Residential Accredit Loans, Inc., Series 2005-QQ3, Class A1, 0.92%, due 10/25/45†	58,568
821,064	Residential Accredit Loans, Inc., Series 2006-Q08, Class 1A1, 0.61%, due 10/25/46†	654,947
519,758	Residential Asset Securitization Trust, Series 2003-A8, Class A2, 0.87%, due 10/25/18†	425,613
468,311	Salomon Brothers Mortgage Securities VII, Series 2000-C1, Class A2, 7.52%, due 12/18/09†	471,575
765,000	Salomon Brothers Mortgage Securities VII, Series 2002-KEY2, Class A3, 4.87%, due 03/18/36	720,095
148,525	Structured Asset Securities Corp., Series 2005-10, Class 3A5, 5.00%, due 12/25/34	140,273
844,212	Thornburg Mortgage Securities Trust, Series 2006-3, Class A2, 0.63%, due 06/25/36†	803,559
928,764	Thornburg Mortgage Securities Trust, Series 2006-3, Class A3, 0.63%, due 06/25/36†	914,847
614,059	Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1, 6.21%, due 09/25/37†	427,479
581,179	Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1, 6.20%, due 09/25/37†	363,971
407,101	TIAA Retail Commercial Trust, Series 2001-C1, Class A4, 6.68%, due 06/19/31† 144A	407,797
850,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A4, 5.74%, due 05/15/43†	678,704
200,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A2, 5.74%, due 06/15/49†	162,657
1,200,187	WaMu Mortgage Pass Through Certificates, Series 2007-HY3, Class 1A1, 5.62%, due 03/25/37†	587,439
180,052	Washington Mutual, Inc., Series 2005-AR13, Class A1A1, 0.81%, due 10/25/45†	74,310
168,046	Washington Mutual, Inc., Series 2005-AR15, Class A1A1, 0.78%, due 11/25/45†	68,432
168,046	Washington Mutual, Inc., Series 2005-AR15, Class A1A2, 0.80%, due 11/25/45†	54,126
411,619	Washington Mutual, Inc., Series 2005-AR17, Class A1A1, 0.79%, due 12/25/45†	168,087
205,809	Washington Mutual, Inc., Series 2005-AR17, Class A1A2, 0.81%, due 12/25/45†	83,450
258,538	Washington Mutual, Inc., Series 2005-AR19, Class A1A1, 0.79%, due 12/25/45†	106,997
323,173	Washington Mutual, Inc., Series 2005-AR19, Class A1A2, 0.81%, due 12/25/45†	134,662
460,271	Washington Mutual, Inc., Series 2006-AR14, Class 1A4, 5.62%, due 11/25/36†	246,121
1,162,019	Washington Mutual, Inc., Series 2006-AR16, Class 1A1, 5.59%, due 12/25/36†	618,014
501,140	Washington Mutual, Inc., Series 2006-AR20, Class 1A1, 5.92%, due 09/25/36†	284,196
1,000,000	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4, Class 2A4, 5.78%, due 04/25/36†	512,044
474,186	Zuni Mortgage Loan Trust, Series 2006-OA1, Class A1, 0.65%, due 08/25/36†	451,525
		269,902,891
	Municipal Obligations — 0.9%
600,000	Chicago Transit Authority, Series A, 6.90%, due 12/01/40	599,166
600,000	Chicago Transit Authority, Series B, 6.90%, due 12/01/40	599,166
190,000	Ohio Housing Finance Agency/OH, 6.04%, due 09/01/17	184,779
2,100,000	State of Illinois, 4.50%, due 06/24/09	2,115,855
		3,498,966
	Sovereign Debt Obligations — 0.3%
197,867	Canadian Government, 4.00%, due 12/01/31	221,000
60,000	Mexico Government International Bond, 7.50%, due 04/08/33	62,700

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	Sovereign Debt Obligations — continued
7,880	Russian Federation, Reg S, 7.50%, due 03/31/30†† 144A	7,509
95,000	United Mexican States, 5.63%, due 01/15/17	93,385
692,000	United Mexican States, 6.75%, due 09/27/34	655,185
		1,039,779
	U.S. Government and Agency Obligations — 9.7%
205,000	Federal Home Loan Bank, 5.63%, due 06/13/16	200,420
430,000	Federal Home Loan Bank, 5.50%, due 08/13/14	490,507
800,000	Federal Home Loan Bank, 5.63%, due 06/11/21	899,490
290,000	Federal Home Loan Bank, 3.63%, due 09/16/11	303,497
460,000	Federal Home Loan Mortgage Corp., 5.13%, due 11/17/17	514,111
600,000	Federal Home Loan Mortgage Corp., 2.13%, due 03/23/12	604,982
240,000	Federal Home Loan Mortgage Corp., 5.63%, due 11/23/35	247,894
510,000	Federal Home Loan Mortgage Corp., 5.88%, due 03/21/11	535,762
410,000	Federal Home Loan Mortgage Corp., 5.00%, due 12/14/18	396,638
646,592	FHLMC, 5.54%, due 04/01/36†	670,712
1,627,493	FHLMC, 5.62%, due 02/01/37†	1,685,041
211,002	FHLMC Non Gold Pool, 6.45%, due 09/01/36†	220,199
154,636	FHLMC Non Gold Pool, 5.91%, due 05/01/37†	161,201
394,458	FHLMC Non Gold Pool, 5.40%, due 05/01/36†	407,003
313,064	FHLMC Non Gold Pool, 5.97%, due 06/01/36†	325,423
639,051	FHLMC Structured Pass Through Securities, Series T-61, Class 1A1, 3.45%, due 07/25/44†	626,335
700,000	FNMA, 2.75%, due 02/05/14	711,080
1,085,000	FNMA, 1.75%, due 03/23/11	1,092,511
812,347	FNMA, 5.82%, due 06/01/36†	838,098
379,299	FNMA, 4.19%, due 12/01/34†	381,805
326,191	FNMA, 5.01%, due 09/01/35†	336,549
2,108,553	FNMA, 5.85%, due 08/01/37†	2,194,141
250,000	FNMA, 5.25%, due 08/01/12	261,947
1,700,000	U.S. Treasury Bond, 8.50%, due 02/15/20	2,538,845
500,000	U.S. Treasury Bond, 7.88%, due 02/15/21	725,234
500,000	U.S. Treasury Bond, 8.13%, due 08/15/21	743,359
200,000	U.S. Treasury Bond, 6.00%, due 02/15/26	263,563
320,000	U.S. Treasury Bond, 3.50%, due 02/15/39	316,302
275,000	U.S. Treasury Bond, 8.00%, due 11/15/21	407,000
700,000	U.S. Treasury Bond, 5.25%, due 11/15/28	861,219
900,000	U.S. Treasury Bond, 5.25%, due 02/15/29	1,108,547
200,000	U.S. Treasury Bond, 8.13%, due 08/15/19	290,063
219,839	U.S. Treasury Bond, 2.38%, due 01/15/27	230,349
140,000	U.S. Treasury Bond, 4.38%, due 02/15/38	158,546
1,412,620	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29	1,820,514
1,526,240	U.S. Treasury Inflation Indexed Bond, 2.50%, due 07/15/16	1,634,509
2,088,416	U.S. Treasury Inflation Indexed Bond, 3.63%, due 04/15/28(a)	2,582,456
1,148,753	U.S. Treasury Inflation Indexed Bond, 2.00%, due 01/15/26	1,139,419
1,239,496	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28(a)	1,191,078
1,671,610	U.S. Treasury Inflation Indexed Bonds, 2.50%, due 01/15/29	1,815,786
1,465,590	U.S. Treasury Inflation Indexed Bonds, 2.38%, due 01/15/17	1,559,479

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	U.S. Government and Agency Obligations — continued
2,064,930	U.S. Treasury Inflation Indexed Bonds, 2.13%, due 01/15/19	2,203,668
1,305,000	U.S. Treasury Note, 2.75%, due 02/15/19	1,312,547
1,000,000	U.S. Treasury Note, 3.75%, due 11/15/18	1,090,393
		38,098,222
	TOTAL DEBT OBLIGATIONS (COST $513,793,955)	462,714,361
Shares	Description	Value ($)
	PREFERRED STOCKS — 0.3%
	Banks — 0.3%
1,600	Bank of America Corp.	679,200
600	Wells Fargo & Co., Class A	287,394
		966,594
	Diversified Financial Services — 0.0%
445	Preferred Blocker, Inc.144A	88,624
	Sovereign — 0.0%
29,425	FHLMC†	15,963
700	FNMA†	665
21,375	FNMA†	16,085
		32,713
	TOTAL PREFERRED STOCKS (COST $2,878,005)	1,087,931
Number of Contracts	Description	Value ($)
	CALL OPTIONS PURCHASED — 0.0%
	Purchased Options — 0.0%
32,500	Eurodollar 1-Year Futures, Strike Price $98.375, expires 04/09/2009	6,744
	TOTAL CALL OPTIONS PURCHASED (COST $4,121)	6,744
Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 5.6%
	U.S. Government and Agency Obligations — 0.2%
697,000	FNMA, 2.35%, due 05/18/09(a)‡	696,682
	Repurchase Agreements — 5.0%
4,800,000	JPMorgan Chase Bank N.A. (Dated 03/31/2009. Collateralized by FNMA, with a rate of 3.875% with a maturity of 07/12/213, valued at 4,925,591. Repurchase proceeds are 4,800,000), 0.19%, due 04/01/09	4,800,000

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	Repurchase Agreements — continued
15,000,000	JPMorgan Chase Bank N.A. (Dated 03/31/2009. Collateralized by FNMA, with a rate of 7.500% with a maturity of 06/01/2031, valued at 15,669,221. Repurchase proceeds are 15,000,096), 0.23%, due 04/01/09	15,000,000
	TOTAL REPURCHASE AGREEMENTS (COST $19,800,000)	19,800,000
	Bank Deposits — 0.4%
1,810,171	Euro Time Deposit, 0.01%, due 04/01/09	1,810,171
	TOTAL SHORT-TERM INVESTMENTS (COST $22,306,852)	22,306,853
	TOTAL INVESTMENTS BEFORE TBA COMMITMENTS — 123.3% (Cost $538,982,933)	486,115,889
	TBA SALE COMMITMENTS — (13.5%)
	TBA Sale Commitments — (13.5%)
(800,000)	FHLMC Gold Pool, 4.50%, due 04/01/37	(816,750)
(6,200,000)	FNMA, 5.00%, due 02/01/35	(6,381,158)
(1,300,000)	FNMA, 4.50%, due 02/01/37	(1,328,844)
(2,300,000)	FNMA, 5.50%, due 01/01/20	(2,398,109)
(2,300,000)	FNMA, 5.50%, due 06/01/35	(2,381,579)
(23,000,000)	FNMA, 5.00%, due 02/01/35	(23,736,713)
(13,000,000)	GNMA Pool I, 6.00%, due 08/01/36	(13,582,972)
(2,300,000)	GNMA TBA, 6.50%, due 05/01/34	(2,413,204)
		(53,039,329)
	TOTAL TBA SALE COMMITMENTS (PROCEEDS $52,435,930)	(53,039,329)
	TOTAL INVESTMENTS NET OF TBA SALE COMMITMENTS — 109.8% (Cost $486,547,003)	433,076,560
	Other Assets and Liabilities (net) — (9.8%)	(38,729,562)
	NET ASSETS — 100.0%	$394,346,998

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
March 31, 2009

Notes to Schedule of Investments:

Industry classifications are unaudited

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

MTN - Medium Term Note

PIK - Payment In Kind

REIT - Real Estate Investment Trust

TBA - To Be Announced

  (a)  All or a portion of this security is held for open futures collateral.

  #  Issuer filed for bankruptcy subsequent to year end.

  †  Floating rate note. Rate shown is as of March 31, 2009.

  ††  Debt obligation initially issued in zero coupon form which converts to coupon form at a specific rate and date. The rate shown is the rate at period end.

  †††  Security is currently in default.

  ‡  Zero coupon bond.

  144A  Securities exempt from registration under Rule 144A of the Securities Act of 1933. This securities may be resold in transasctions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $28,459,737 or 7.2% of net assets.

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
March 31, 2009

A summary of outstanding financial instruments at March 31, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
4/09/09	GBP	56,957	$81,432	$2,433
4/09/09	GBP	85,000	121,527	(3,883)
4/14/09	EUR	185,273	245,675	8,676
4/14/09	EUR	48,000	63,649	(1,388)
5/06/09	RUB	9,760,000	284,147	(7,197)
				$(1,359)
Sales
4/09/09	GBP	392,000	$560,452	$6,609
4/09/09	GBP	38,000	54,330	1,700
4/14/09	EUR	1,866,000	2,474,355	(117,927)
5/06/09	RUB	2,676,750	77,929	5,071
5/06/09	RUB	1,799,490	52,389	4,611
5/06/09	RUB	5,283,760	153,828	7,599
5/12/09	CAD	287,932	228,905	(1,519)
				$(93,856)

Currency Abbreviations

CAD  Canadian Dollar

EUR  Euro

JPY  Japanese Yen

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
6	Eurodollar	September 2010	$1,475,775	$525
63	Eurobobl	June 2009	7,343,595	33,167
16	Euro-Bund	June 2009	1,990,880	15,776
154	Eurodollar	September 2009	38,078,425	135,894
4	Euribor	June 2010	982,950	—
24	Euribor	September 2010	5,884,800	531
2	Eurodollar	March 2010	493,500	850
534	U.S. Treasury Note 5 Yr.	June 2009	63,420,844	910,094
28	U.S. Treasury Note 2 Yr.	June 2009	6,100,938	32,938
61	U.S. Treasury Bond 30 Yr.	June 2009	7,911,891	215,328
71	Euro 90 Day	June 2009	17,554,750	129,200
82	Euro 90 Day	March 2010	20,233,500	547,138
				$2,021,441

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
March 31, 2009

Futures Contracts — continued

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Sales
175	U.S. Treasury Note 10 Yr.	June 2009	$21,713,672	$(445,568)

Written Options

Type of Contract	Number of Contracts	Premiums Received	Value at March 31, 2009
CALL — U.S. TREASURY BOND 10-YEAR FUTURES	8	(7,589)	(12,000)
Strike @ $124.00 Expires 05/22/2009
CALL — U.S. TREASURY BOND 10-YEAR FUTURES	14	(9,188)	(9,406)
Strike @ $126.00 Expires 05/22/2009
CALL — U.S. TREASURY BOND 10-YEAR FUTURES	25	(5,781)	(5,859)
Strike @ $128.00 Expires 05/22/2009
CALL — U.S. TREASURY BOND 10-YEAR FUTURES	4	(3,357)	(4,063)
Strike @ $125.00 Expires 05/22/2009
CALL — U.S. TREASURY BOND 10-YEAR FUTURES	9	(6,147)	(3,797)
Strike @ $127.00 Expires 05/22/2009
CALL — U.S. TREASURY BOND 30-YEAR FUTURES	7	(22,812)	(15,641)
Strike @ $131.00 Expires 05/22/2009
PUT — EURODOLLAR FUTURES	14	(6,762)	(2,713)
Strike @ $98.75 Expires 06/15/2009
PUT — EURODOLLAR FUTURES	16	(12,128)	(300)
Strike @ $97.25 Expires 06/15/2009
PUT — EURODOLLAR FUTURES	17	(5,312)	(3,719)
Strike @ $98.50 Expires 09/14/2009
PUT — U.S. TREASURY BOND 10-YEAR FUTURES	48	(50,256)	(10,500)
Strike @ $119.00 Expires 05/22/2009
PUT — U.S. TREASURY BOND 10-YEAR FUTURES	8	(10,089)	(11,375)
Strike @ $124.00 Expires 05/22/2009
PUT — U.S. TREASURY BOND 5-YEAR FUTURES	8	(4,964)	(312)
Strike @ $116.00 Expires 04/24/2009

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
March 31, 2009

Written Options — continued

Type of Contract	Number of Contracts	Premiums Received	Value at March 31, 2009
PUT — U.S. TREASURY BOND 5-YEAR FUTURES	33	(25,992)	(3,867)
Strike @ $116.00 Expires 05/22/2009
TOTAL		$(170,377)	$(83,552)

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)
March 31, 2009

Asset Class Summary (Unaudited)	% of Total Net Assets
Debt Obligations	117.4
Short-Term Investments	5.6
Preferred Stocks	0.3
Call Options Purchased	0.0
TBA Sale Commitments	(13.5)
Other Assets and Liabilities (net)	(9.8)
100.0%

See accompanying notes to the financial statements.

MGI US Short Maturity Fixed Income Fund

Schedule of Investments
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 99.0%
	Asset Backed Securities — 19.7%
112,000	Americredit Automobile Receivables Trust, Series 2005, Class A4, 5.02%, due 11/06/12	104,160
146,485	Carrington Mortgage Loan Trust, Series 2006-NC4, Class A1, 0.57%, due 10/25/36†	137,675
545,279	Equity One ABS, Inc., Series 2004-2, Class M1, 5.19%, due 07/25/34††	383,630
336,657	First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FC, Class A2A, 0.67%, due 06/25/27†	108,131
124,119	Harley-Davidson Motorcycle Trust, Series 2005-1, Class A2, 3.76%, due 12/17/12	120,163
88,313	Household Automotive Trust, Series 2005-2, Class A4, 4.55%, due 07/17/12	87,772
400,000	Household Automotive Trust, Series 2005-3, Class A4, 4.94%, due 11/19/12	393,117
465,000	Household Automotive Trust, Series 2006-1, Class A4, 5.52%, due 03/18/13	451,523
100,000	Huntington Auto Trust, Series 2008-1A, Class A3A, 4.81%, due 04/16/12 144A	99,698
126,689	Hyundai Auto Receivables Trust, Series 2005-A, Class B, 4.20%, due 02/15/12	127,256
140,632	Long Beach Auto Receivables Trust, Series 2006-B, Class A3, 5.17%, due 08/15/11	139,216
140,944	Residential Asset Mortgage Products, Inc., Series 2004-RZ2, Class AI4, 5.35%, due 02/25/33†	69,857
14,740	Residential Funding Mortgage Securities II, Inc., Series 2005-HI2, Class A3, 4.46%, due 05/25/35	14,653
101,393	Residential Funding Mortgage Securities II, Inc., Series 2006-HSA1, Class A1, 0.63%, due 02/25/36†	89,216
78,746	Securitized Asset Backed NIM Trust, Series 2005-FR4, Class NIM, 6.00%, due 01/25/36 144A	8
155,292	Triad Auto Receivables Owner Trust, Series 2005-A, Class A4, 4.22%, due 06/12/12	142,223
466,955	UPFC Auto Receivables Trust, Series 2007-A, Class A3, 5.53%, due 07/15/13	402,701
50,000	Wachovia Auto Loan Owner Trust 2006-1, Series 2006-1, Class A4, 5.08%, due 04/20/12 144A	50,353
441,282	Wachovia Auto Loan Owner Trust 2006-1, Series 2007-1, Class A3A, 5.29%, due 04/20/12	444,844
110,000	Wachovia Auto Owner Trust, Series 2006-A, Class A4, 5.38%, due 03/20/13	104,875
360,000	WFS Financial Owner Trust, Series 2005-3, Class D, 4.76%, due 05/17/13	246,965
		3,718,036
	Convertible Debt — 1.4%
141,000	National City Corp., Senior Note, 4.00%, due 02/01/11	129,191
139,000	Transocean, Ltd., 1.50%, due 12/15/37	119,888
30,000	US Bancorp, 0.00%, due 12/11/35‡	26,700
		275,779
	Corporate Debt — 19.2%
110,000	Citigroup, Inc., Global Note, 4.13%, due 02/22/10	106,195
160,000	Citigroup, Inc., Global Senior Note, 6.50%, due 08/19/13	147,163
310,000	Comcast Cable Communications LLC, 6.88%, due 06/15/09	311,981
184,000	CVS Caremark Corp., Senior Note, 1.56%, due 06/01/10†	177,360
215,000	CVS/Caremark Corp., 6.30%, due 06/01/37†	129,081
310,000	Deutsche Bank AG/London, 5.00%, due 10/12/10	311,035
140,000	Enterprise Products Operating, LLC, Senior Note, 7.50%, due 02/01/11	142,364
250,000	Erac USA Finance Co., 5.80%, due 10/15/12 144A	195,092
85,000	Exelon Corp., Senior Note, 6.75%, due 05/01/11	86,168
635,000	Fondo Latinoamericano, 1.44%, due 02/15/11† 144A	587,261
100,000	Nisource Finance Corp., Guaranteed Note, 7.88%, due 11/15/10	98,301
290,000	Pacificorp, 6.90%, due 11/15/11	308,950
90,000	Pepco Holdings, Inc., 6.45%, due 08/15/12	90,117

See accompanying notes to the financial statements.

MGI US Short Maturity Fixed Income Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
155,000	Pfizer, Inc., 4.45%, due 03/15/12	159,318
100,000	Telecom Italia Capital SA, Guaranteed Senior Note, 4.88%, due 10/01/10	97,882
89,000	Telecom Italia Capital SA, Guaranteed Senior Note, 6.20%, due 07/18/11	87,444
120,000	Viacom, Inc., Senior Note, 5.75%, due 04/30/11	116,955
300,000	Xerox Corp., Senior Note, 7.13%, due 06/15/10	306,276
203,000	Xstrata Finance Canada, 5.50%, due 11/16/11 144A	168,587
		3,627,530
	Mortgage Backed Securities — 20.6%
72,930	American Home Mortgage Investment Trust, Series 2005-2, Class A5, 5.08%, due 09/25/35††	62,984
64,212	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class 1A1, 4.63%, due 02/25/36†	40,405
115,176	Bear Stearns Alt-A Trust, Series 2004-9, Class 6A1, 5.01%, due 09/25/34†	58,740
29,171	Cendant Mortgage Corp., Series 2003-1, Class A5, 5.50%, due 02/25/33	28,920
18,583	Cendant Mortgage Corp., Series 2003-9, Class 1A1, 5.25%, due 11/25/33	18,407
11,693	Chase Mortgage Finance Corp., Series 2004-S3, Class 2A1, 5.25%, due 03/25/34	11,389
393,481	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR7, Class 1A4A, 5.77%, due 11/25/36†	209,782
110,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.21%, due 12/11/49	89,689
16,417	Countrywide Alternative Loan Trust, Series 2002-11, Class A4, 6.25%, due 10/25/32	16,117
29,899	Countrywide Alternative Loan Trust, Series 2004-2CB, Class 1A1, 4.25%, due 03/25/34	26,436
183,880	Countrywide Alternative Loan Trust, Series 2006-4CB, Class 1A1, 6.00%, due 04/25/36	168,073
96,868	Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2A, 5.89%, due 02/25/37††	80,171
35,485	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AB1, Class A1A, 5.43%, due 02/25/36†	20,578
73,074	DLJ Commercial Mortgage Corp., Series 1999-CG2, Class A1B, 7.30%, due 06/10/32†	72,943
150,000	FHLMC, Series 2668, Class OG, 5.00%, due 03/15/32	156,713
92,265	FHLMC, Series 2672, Class HA, 4.00%, due 09/15/16	94,374
64,281	FHLMC, Series 2687, Class PD, 5.50%, due 11/15/26	64,620
99,897	FHLMC, Series 2759, Class YJ, 3.75%, due 10/15/24	100,290
51,909	FHLMC, Series 2982, Class LC, 4.50%, due 01/15/25	52,251
83,727	FHLMC, Series 3196, Class PA, 5.25%, due 08/15/11	85,998
26,193	First Horizon Asset Securities, Inc., Series 2002-7, Class 2A, 5.25%, due 12/25/17	26,007
331,692	First Horizon Asset Securities, Inc., Series 2007-AR1, Class 1A1, 5.83%, due 05/25/37†	176,257
57,223	FNMA, 6.50%, due 02/01/22	60,771
50,000	GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2, 5.42%, due 12/10/49	41,473
100,000	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AAB, 4.62%, due 08/10/42	93,193
355,790	Indymac INDA Mortgage Loan Trust, Series 2007-AR3, Class 1A1, 5.92%, due 06/25/37†	189,094
208,390	Indymac Index Mortgage Loan Trust, Series 2006-AR33, Class 3A1, 5.76%, due 01/25/37†	106,900
9,489	JP Morgan Mortgage Trust, Series 2004-S2, Class 2A7, 5.25%, due 11/25/34	9,237
201,568	JP Morgan Mortgage Trust, Series 2005-A4, Class 3A2, 5.17%, due 07/25/35†	192,342
199,621	JP Morgan Mortgage Trust, Series 2006-A5, Class 2A1, 5.82%, due 08/25/36†	110,146
360,471	JP Morgan Mortgage Trust, Series 2007-A4, Class 1A1, 5.43%, due 06/25/37†	207,642
268,991	MASTR Adjustable Rate Mortgages Trust, Series 2003-7, Class 2A1, 5.88%, due 01/25/34†	225,997
399,631	Morgan Stanley Mortgage Loan Trust, Series 2006-8AR, Class 5A2, 5.42%, due 06/25/36†	306,933
8,696	Nationslink Funding Corp., Series 1999-2, Class F, 5.00%, due 06/20/31 144A	8,589

See accompanying notes to the financial statements.

MGI US Short Maturity Fixed Income Fund

Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2009

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities — continued
231,278	Residential Accredit Loans, Inc., Series 2004-QS16, Class 1A1, 5.50%, due 12/25/34	164,599
14,116	Residential Asset Securitization Trust, Series 2003-A15, Class 2A1, 5.25%, due 02/25/34	14,043
44,676	Residential Asset Securitization Trust, Series 2004-A1, Class A1, 5.25%, due 04/25/34	31,110
429,867	Sequoia Mortgage Trust, Series 2007-1, Class 4A1, 5.78%, due 04/20/47†	224,655
56,119	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17, Class 4A2, 5.15%, due 08/25/35†	46,589
11,113	Washington Mutual, Inc., Series 2004-S3, Class 2A1, 5.50%, due 07/25/34	11,119
330,000	Washington Mutual, Inc., Series 2005-AR16, Class 1A3, 5.10%, due 12/25/35†	160,490
21,979	Wells Fargo Mortgage Backed Securities Trust, Series 2005-9, Class 1A1, 4.75%, due 10/25/35	20,590
		3,886,656
	Municipal Obligations — 1.4%
95,000	Douglas County, OR, School District No. 12, 5.05%, due 06/15/12	97,187
160,000	Puyallup, WA, 5.25%, due 12/01/11	160,920
		258,107
	U.S. Government and Agency Obligations — 36.7%
1,451,000	U.S. Treasury Note, 1.88%, due 02/28/14	1,467,328
4,466,000	U.S. Treasury Note, 1.38%, due 03/15/12	4,498,450
980,000	U.S. Treasury Note, 0.88%, due 03/31/11	981,154
		6,946,932
	TOTAL DEBT OBLIGATIONS (COST $21,097,627)	18,713,040
	SHORT-TERM INVESTMENTS — 3.4%
	Bank Deposits — 3.4%
646,777	Euro Time Deposit, 0.01%, due 04/01/09	646,777
	TOTAL SHORT-TERM INVESTMENTS (COST $646,777)	646,777
	TOTAL INVESTMENTS — 102.4% (Cost $21,744,404)	19,359,817
	Other Assets and Liabilities (net) — (2.4%)	(455,847)
	NET ASSETS — 100.0%	$18,903,970

Notes to Schedule of Investments:

Industry classifications are unaudited

MTN - Medium Term Note

  ‡  Zero coupon bond.

  †  Floating rate note. Rate shown is as of March 31, 2009.

  ††  Debt obligation initially issued in zero coupon form which converts to coupon form at a specific rate and date. The rate shown is the rate at period end.

  144A  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transasctions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,109,588 or 5.9% of net assets.

See accompanying notes to the financial statements.

MGI US Short Maturity Fixed Income Fund

Schedule of Investments (Continued)
March 31, 2009

Asset Class Summary (Unaudited)	% of Total Net Assets
Debt Obligations	99.0
Short-Term Investments	3.4
Other Assets and Liabilities (net)	(2.4)
100.0%

See accompanying notes to the financial statements.

MGI Funds

Statements of Assets and Liabilities
March 31, 2009

	MGI US Large Cap Growth Equity Fund	MGI US Large Cap Value Equity Fund	MGI US Small/Mid Cap Growth Equity Fund	MGI US Small/Mid Cap Value Equity Fund
Assets
Investments, at value and cost (Note 2)(a)	$277,735,909	$254,615,498	$134,287,748	$124,831,556
Receivable for investments sold	1,371,171	6,060,203	875,167	672,084
Dividend and interest receivable	235,209	497,492	56,401	144,491
Cash collateral on futures held at broker	—	—	—	87,197
Receivable for expenses reimbursed by Advisor	19,402	14,891	7,264	28,924
Foreign tax reclaims receivable	—	1,548	—	—
Prepaid expenses	3,333	3,172	1,089	995
Total assets	279,365,024	261,192,804	135,227,669	125,765,247
Liabilities
Foreign currency overdraft, at value	—	74	—	—
Payable for investments purchased	442,561	4,903,373	1,694,589	765,529
Payable for Fund shares repurchased	957,401	681,581	256,255	255,815
Payable to affiliate for (Note 3):
Advisor fee	142,533	124,430	99,705	91,594
Trustees fees	10,056	9,571	4,168	3,952
Accrued expenses	72,082	73,765	56,952	62,751
Total liabilities	1,624,633	5,792,794	2,111,669	1,179,641
Net assets	$277,740,391	$255,400,010	$133,116,000	$124,585,606
Net assets consist of:
Paid-in capital	418,464,589	504,895,788	212,453,642	214,322,608
Accumulated undistributed (distributions in excess of) net investment income	478,095	2,034,835	(1,633)	260,994
Accumulated net realized loss	(88,302,613)	(209,742,864)	(51,145,311)	(64,684,788)
Net unrealized depreciation on investments and foreign currencies	(52,899,680)	(41,787,749)	(28,190,698)	(25,313,208)
Net assets	$277,740,391	$255,400,010	$133,116,000	$124,585,606
Net assets attributable to:
Class Y-3 shares	$277,740,391	$255,400,010	$133,116,000	$124,585,606
Shares outstanding:
Class Y-3	40,565,078	49,284,787	21,493,576	23,664,272
Net asset value per share:
Class Y-3	$6.85	$5.18	$6.19	$5.26
(a) Investments at cost	330,635,896	296,403,247	162,478,446	150,144,764
(b) Foreign currency at cost	—	(75)	—	—

See accompanying notes to the financial statements.

MGI Funds

Statements of Assets and Liabilities (Continued)
March 31, 2009

	MGI Non-US Core Equity Fund	MGI Core Opportunistic Fixed Income Fund	MGI US Short Maturity Fixed Income Fund
Assets
Investments, at value and cost (Note 2)(a)	$478,969,760	$486,115,889	$19,359,817
Cash	—	122,347	—
Foreign currency, at value (Note 2)(b)	2,275,492	510,218	—
Receivable for investments sold	1,612,986	83,906,703	658,035
Dividend and interest receivable	2,063,533	4,370,103	105,896
Receivable for open forward currency contracts (Note 2)	1,186,803	36,699	—
Cash collateral on futures held at broker	1,709,284	762,200	—
Receivable for variation margin on open futures contracts (Note 2)	1,408,749	1,139,284	—
Receivable for expenses reimbursed by Advisor	129,814	34,799	3,491
Foreign tax reclaims receivable	677,888	—	—
Prepaid expenses	10,279	4,421	266
Total assets	490,044,588	577,002,663	20,127,505
Liabilities
Payable for investments purchased	201,339	128,768,082	1,175,490
Payable for Fund shares repurchased	690,117	209,403	—
Due to Custodian	74,704	—	—
Payable for variation margin on open futures contracts (Note 2)	1,230,394	151,242	—
Payable to affiliate for (Note 3):
Advisor fee	302,701	117,399	4,117
Trustees fees	15,543	12,859	1,601
Written options, at value(c)	—	83,552	—
TBA Sale Commitments(d)	—	53,039,329	—
Interest payable on TBA securities	—	30,739	—
Payable for open forward currency contracts (Note 2)	1,777,055	131,914	—
Accrued expenses	209,975	111,146	42,327
Total liabilities	4,501,828	182,655,665	1,223,535
Net assets	$485,542,760	$394,346,998	$18,903,970
Net assets consist of:
Paid-in capital	850,232,351	444,804,012	25,513,221
Accumulated undistributed (distributions in excess of) net investment income	(383,999)	5,854,457	140,081
Accumulated net realized loss	(166,042,297)	(4,436,219)	(4,364,745)
Net unrealized depreciation on investments, futures contracts, options written, short sales and foreign currencies	(198,263,295)	(51,875,252)	(2,384,587)
Net assets	$485,542,760	$394,346,998	$18,903,970
Net assets attributable to:
Class Y-3 shares	$485,542,760	$394,346,998	$18,903,970
Shares outstanding:
Class Y-3	77,142,845	43,814,390	2,205,284
Net asset value per share:
Class Y-3	$6.29	$9.00	$8.57
(a) Investments at cost	677,087,427	538,982,933	21,744,404
(b) Foreign currency at cost	2,295,337	509,838	—
(c) Premiums on written options	—	170,377	—
(d) Proceeds for TBA Sale Commitments	—	52,435,930	—

See accompanying notes to the financial statements.

MGI Funds

Statements of Operations
For the Year Ended March 31, 2009

	MGI US Large Cap Growth Equity Fund	MGI US Large Cap Value Equity Fund	MGI US Small/Mid Cap Growth Equity Fund	MGI US Small/Mid Cap Value Equity Fund
Investment Income:
Interest	$42,249	$52,485	$28,631	$19,285
Dividends	3,196,886	10,314,639	626,012	2,707,041
Securities lending income	260,733	208,202	160,470	189,586
Withholding taxes	(2,747)	(3,404)	(2,998)	(3,004)
Total investment income	3,497,121	10,571,922	812,115	2,912,908
Expenses:
Advisory fees (Note 3)	1,923,750	1,797,352	1,302,225	1,235,691
Transfer agent fees	35,566	33,926	13,368	14,191
Custodian and fund accounting fees	120,483	156,441	113,837	111,087
Audit fees	41,887	41,862	39,367	40,742
Legal fees	58,143	55,456	20,259	22,293
Trustees fees	27,151	25,599	10,571	10,058
Registration fees	2,527	4,206	1,156	1,816
Blue Sky fees	21,897	21,897	20,497	20,497
Miscellaneous	48,311	47,142	23,042	21,293
Total expenses	2,279,715	2,183,881	1,544,322	1,477,668
Reimbursement of expenses (Note 3)	(286,010)	(318,704)	(213,159)	(214,516)
Net expenses	1,993,705	1,865,177	1,331,163	1,263,152
Net investment income (loss)	1,503,416	8,706,745	(519,048)	1,649,756
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(84,749,153)	(189,298,114)	(49,277,160)	(64,155,344)
Closed futures contracts	—	—	—	5,376
Forward contracts and foreign currency related transactions	267	(16,762)	—	112
Net realized gain (loss)	(84,748,886)	(189,314,876)	(49,277,160)	(64,149,856)
Change in net unrealized appreciation (depreciation) on: Investments	(44,575,450)	(3,362,587)	(7,588,229)	(2,288,274)
Forward contracts and foreign currency related transactions	(36)	—	—	—
Net unrealized loss	(44,575,486)	(3,362,587)	(7,588,229)	(2,288,274)
Net realized and unrealized loss	(129,324,372)	(192,677,463)	(56,865,389)	(66,438,130)
Net decrease in net assets resulting from operations	$(127,820,956)	$(183,970,718)	$(57,384,437)	$(64,788,374)

See accompanying notes to the financial statements.

MGI Funds

Statements of Operations (Continued)
For the Year Ended March 31, 2009

	MGI Non-US Core Equity Fund	MGI Core Opportunistic Fixed Income Fund	MGI US Short Maturity Fixed Income Fund
Investment Income:
Interest	$80,658	$24,630,624	$2,102,228
Dividends	20,401,535	124,425	—
Securities lending income	402,521	42,581	44,093
Withholding taxes	(1,858,762)	(5,673)	—
Total investment income	19,025,952	24,791,957	2,146,321
Expenses:
Advisory fees (Note 3)	4,079,301	1,570,487	119,902
Transfer agent fees	53,437	44,681	4,592
Custodian and fund accounting fees	731,780	259,222	28,233
Audit fees	55,238	53,664	42,827
Legal fees	90,615	76,807	7,832
Trustees fees	41,893	34,767	4,080
Registration fees	8,937	—	24
Blue Sky fees	30,818	21,897	20,197
Dividends on securities sold short	1,462	—	—
Miscellaneous	69,194	62,882	8,103
Total expenses	5,162,675	2,124,407	235,790
Reimbursement of expenses (Note 3)	(701,178)	(464,179)	(82,316)
Net expenses	4,461,497	1,660,228	153,474
Net investment income	14,564,455	23,131,729	1,992,847
Realized and unrealized gain (loss):
Net realized gain (loss) on: Investments	(161,641,322)	(3,527,870)	(4,096,995)
Closed futures contracts	(4,147,710)	743,384	—
Written option contracts	—	1,266,577	—
Forward contracts and foreign currency related transactions	(7,850,191)	(10,441)	—
Net realized gain (loss)	(173,639,223)	(1,528,350)	(4,096,995)
Change in net unrealized appreciation (depreciation) on: Investments	(190,743,880)	(42,516,665)	(1,762,381)
TBA Sale Commitments	—	(306,812)	—
Open futures contracts	631,831	1,526,056	—
Written option contracts	—	67,927	—
Forward contracts and foreign currency related transactions	(1,789,710)	(219,218)	—
Net unrealized loss	(191,901,759)	(41,448,712)	(1,762,381)
Net realized and unrealized loss	(365,540,982)	(42,977,062)	(5,859,376)
Net decrease in net assets resulting from operations	$(350,976,527)	$(19,845,333)	$(3,866,529)

See accompanying notes to the financial statements.

MGI Funds

Statements of Changes in Net Assets

	MGI US Large Cap Growth Equity Fund		MGI US Large Cap Value Equity Fund
	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2009	Year Ended March 31, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,503,416	$907,160	$8,706,745	$6,266,869
Net realized gain (loss)	(84,748,886)	10,201,549	(189,314,876)	(5,571,047)
Change in unrealized appreciation (depreciation)	(44,575,486)	(20,532,932)	(3,362,587)	(59,060,900)
Net decrease in net assets from operations	(127,820,956)	(9,424,223)	(183,970,718)	(58,365,078)
Distributions to shareholders from:
Net investment income Class Y-3	(1,012,935)	(1,175,976)	(8,400,014)	(5,646,549)
Total distributions from net investment income	(1,012,935)	(1,175,976)	(8,400,014)	(5,646,549)
Net realized gains Class Y-3	—	(10,166,651)	(3,286)	(23,536,160)
Total distributions from net realized gains	—	(10,166,651)	(3,286)	(23,536,160)
Net share transactions (Note 5): Class Y-3	24,799,558	93,662,160	71,548,518	149,735,299
Increase in net assets resulting from net shares transactions	24,799,558	93,662,160	71,548,518	149,735,299
Net increase (decrease) in net assets	(104,034,333)	72,895,310	(120,825,500)	62,187,512
Net assets:
Beginning of year	381,774,724	308,879,414	376,225,510	314,037,998
End of year	$277,740,391	$381,774,724	$255,400,010	$376,225,510
Undistributed (distributions in excess of) net investment income included in net assets at end of year	$478,095	$(9,580)	$2,034,835	$1,890,616

See accompanying notes to the financial statements.

MGI Funds

Statements of Changes in Net Assets (Continued)

	MGI US Small/Mid Cap Growth Equity Fund		MGI US Small/Mid Cap Value Equity Fund
	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2009	Year Ended March 31, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(519,048)	$(611,856)	$1,649,756	$1,370,559
Net realized gain (loss)	(49,277,160)	9,906,323	(64,149,856)	1,088,708
Change in unrealized appreciation (depreciation)	(7,588,229)	(28,269,528)	(2,288,274)	(30,375,349)
Net decrease in net assets from operations	(57,384,437)	(18,975,061)	(64,788,374)	(27,916,082)
Distributions to shareholders from:
Net investment income Class Y-3	—	—	(1,383,773)	(1,070,079)
Total distributions from net investment income	—	—	(1,383,773)	(1,070,079)
Net realized gains Class Y-3	(1,288,403)	(12,281,434)	(118,271)	(5,561,366)
Total distributions from net realized gains	(1,288,403)	(12,281,434)	(118,271)	(5,561,366)
Net share transactions (Note 5): Class Y-3	30,426,495	60,440,800	46,708,842	60,548,915
Increase in net assets resulting from net shares transactions	30,426,495	60,440,800	46,708,842	60,548,915
Net increase (decrease) in net assets	(28,246,345)	29,184,305	(19,581,576)	26,001,388
Net assets:
Beginning of year	161,362,345	132,178,040	144,167,182	118,165,794
End of year	$133,116,000	$161,362,345	$124,585,606	$144,167,182
Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(1,633)	$(716)	$260,994	$41,520

See accompanying notes to the financial statements.

MGI Funds

Statements of Changes in Net Assets (Continued)

	MGI Non-US Core Equity Fund		MGI Core Opportunistic Fixed Income Fund
	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2009	Year Ended March 31, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$14,564,455	$13,165,240	$23,131,729	$24,355,432
Net realized gain (loss)	(173,639,223)	28,984,638	(1,528,350)	8,177,210
Change in unrealized appreciation (depreciation)	(191,901,759)	(56,795,440)	(41,448,712)	(10,640,110)
Net increase (decrease) in net assets from operations	(350,976,527)	(14,645,562)	(19,845,333)	21,892,532
Distributions to shareholders from:
Net investment income Class Y-3	(8,077,341)	(8,900,944)	(26,689,664)	(22,307,876)
Total distributions from net investment income	(8,077,341)	(8,900,944)	(26,689,664)	(22,307,876)
Net realized gains Class Y-3	(5,849,350)	(30,481,897)	(8,412,009)	—
Total distributions from net realized gains	(5,849,350)	(30,481,897)	(8,412,009)	—
Net share transactions (Note 5): Class Y-3	226,019,639	203,103,556	(78,045,762)	61,842,197
Increase (decrease) in net assets resulting from net shares transactions	226,019,639	203,103,556	(78,045,762)	61,842,197
Net increase (decrease) in net assets	(138,883,579)	149,075,153	(132,992,768)	61,426,853
Net assets:
Beginning of year	624,426,339	475,351,186	527,339,766	465,912,913
End of year	$485,542,760	$624,426,339	$394,346,998	$527,339,766
Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(383,999)	$3,318,446	$5,854,457	$8,167,282

See accompanying notes to the financial statements.

MGI Funds

Statements of Changes in Net Assets (Continued)

	MGI US Short Maturity Fixed Income Fund
	Year Ended March 31, 2009	Year Ended March 31, 2008
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,992,847	$2,966,447
Net realized gain (loss)	(4,096,995)	(66,467)
Change in unrealized appreciation (depreciation)	(1,762,381)	(619,914)
Net increase (decrease) in net assets from operations	(3,866,529)	2,280,066
Distributions to shareholders from:
Net investment income Class Y-3	(2,590,930)	(2,550,586)
Total distributions from net investment income	(2,590,930)	(2,550,586)
Net share transactions (Note 5): Class Y-3	(36,810,991)	3,933,991
Increase (decrease) in net assets resulting from net shares transactions	(36,810,991)	3,933,991
Net increase (decrease) in net assets	(43,268,450)	3,663,471
Net assets:
Beginning of year	62,172,420	58,508,949
End of year	$18,903,970	$62,172,420
Undistributed net investment income included in net assets at end of year	$140,081	$699,868

See accompanying notes to the financial statements.

MGI US Large Cap Growth Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Year ended 03/31/09	Year ended 03/31/08	Year ended 03/31/07	Period ended 03/31/06(a)
Net asset value at beginning of period	$10.20	$10.54	$10.58	$10.00
Net investment income†	0.04	0.03	0.04	0.02
Net realized and unrealized gain (loss) on investments	(3.37)	(0.06)	0.09	0.62
Total from investment operations	(3.33)	(0.03)	0.13	0.64
Less dividends and distributions:
From net investment income	(0.02)	(0.03)	(0.02)	(0.01)
From net realized gain on investments	—	(0.28)	(0.15)	(0.05)
Total dividends and distributions	(0.02)	(0.31)	(0.17)	(0.06)
Net asset value at end of period	$6.85	$10.20	$10.54	$10.58
Total investment return(b)	(32.62)%	(0.55)%	1.28%	6.35	%**
Ratios/Supplemental Data:
Net investment income to average net assets	0.43%	0.25%	0.40%	0.34	%*
Net expenses to average daily net assets	0.57%	0.57%	0.57%	0.55	%*
Total expenses (before reimbursements) to average daily net assets	0.65%	0.68%	0.75%	0.90	%*
Portfolio turnover rate	93%	129%	77%	63	%**
Net assets at end of period (in 000's)	$277,740	$381,775	$308,879	$190,991

(a)  Class commenced operations on August 15, 2005.

(b)  The total return would have been lower had certain expenses not been reimbursed during the periods shown.

†  Computed using average shares outstanding throughout the year.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

MGI US Large Cap Value Equity Fund

Financial Highlights (Continued)
(For a Class Y-3 share outstanding throughout each period)

	Year ended 03/31/09		Year ended 03/31/08	Year ended 03/31/07	Period ended 03/31/06(a)
Net asset value at beginning of period	$9.39		$11.77	$10.82	$10.00
Net investment income†	0.19		0.20	0.19	0.11
Net realized and unrealized gain (loss) on investments	(4.23)		(1.77)	1.10	0.79
Total from investment operations	(4.04)		(1.57)	1.29	0.90
Less dividends and distributions:
From net investment income	(0.17)		(0.16)	(0.14)	(0.03)
From net realized gain on investments	(0.00	)(b)	(0.65)	(0.20)	(0.05)
Total dividends and distributions	(0.17)		(0.81)	(0.34)	(0.08)
Net asset value at end of period	$5.18		$9.39	$11.77	$10.82
Total investment return(c)	(43.31)%		(13.95)%	11.98%	9.03	%**
Ratios/Supplemental Data:
Net investment income to average net assets	2.57%		1.76%	1.67%	1.66	%*
Net expenses to average daily net assets	0.55%		0.55%	0.55%	0.53	%*
Total expenses (before reimbursements) to average daily net assets	0.64%		0.67%	0.72%	0.88	%*
Portfolio turnover rate	238%		132%	67%	22	%**
Net assets at end of period (in 000's)	$255,400		$376,226	$314,038	$196,799

(a)  Class commenced operations on August 15, 2005.

(b)  Amount rounds to less than $0.01 per share.

(c)  The total return would have been lower had certain expenses not been reimbursed during the periods shown.

†  Computed using average shares outstanding throughout the year.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Growth Equity Fund

Financial Highlights (Continued)
(For a Class Y-3 share outstanding throughout each period)

	Year ended 03/31/09	Year ended 03/31/08	Year ended 03/31/07	Period ended 03/31/06(a)
Net asset value at beginning of period	$9.84	$11.66	$11.99	$10.00
Net investment loss†	(0.03)	(0.05)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	(3.55)	(0.94)	0.37	2.15
Total from investment operations	(3.58)	(0.99)	0.32	2.12
Less dividends and distributions:
From net realized gain on investments	(0.07)	(0.83)	(0.65)	(0.13)
Total dividends and distributions	(0.07)	(0.83)	(0.65)	(0.13)
Net asset value at end of period	$6.19	$9.84	$11.66	$11.99
Total investment return(b)	(36.43)%	(9.40)%	2.75%	21.32	%**
Ratios/Supplemental Data:
Net investment loss to average net assets	(0.36)%	(0.39)%	(0.43)%	(0.41	)%*
Net expenses to average daily net assets	0.92%	0.92%	0.92%	0.90	%*
Total expenses (before reimbursements) to average daily net assets	1.07%	1.07%	1.15%	1.44	%*
Portfolio turnover rate	170%	95%	77%	72	%**
Net assets at end of period (in 000's)	$133,116	$161,362	$132,178	$87,340

(a)  Class commenced operations on August 15, 2005.

(b)  The total return would have been lower had certain expenses not been reimbursed during the periods shown.

†  Computed using average shares outstanding throughout the year.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Financial Highlights (Continued)
(For a Class Y-3 share outstanding throughout each period)

	Year ended 03/31/09	Year ended 03/31/08	Year ended 03/31/07	Period ended 03/31/06(a)
Net asset value at beginning of period	$8.85	$11.32	$11.03	$10.00
Net investment income†	0.09	0.10	0.10	0.02
Net realized and unrealized gain (loss) on investments	(3.61)	(2.13)	0.75	1.05
Total from investment operations	(3.52)	(2.03)	0.85	1.07
Less dividends and distributions:
From net investment income	(0.06)	(0.07)	(0.06)	(0.01)
From net realized gain on investments	(0.01)	(0.37)	(0.50)	(0.03)
Total dividends and distributions	(0.07)	(0.44)	(0.56)	(0.04)
Net asset value at end of period	$5.26	$8.85	$11.32	$11.03
Total investment return(b)	(39.85)%	(18.26)%	7.90%	10.79	%**
Ratios/Supplemental Data:
Net investment income to average net assets	1.20%	1.01%	0.93%	0.25	%*
Net expenses to average daily net assets	0.92%	0.92%	0.92%	0.90	%*
Total expenses (before reimbursements) to average daily net assets	1.08%	1.07%	1.17%	1.33	%*
Portfolio turnover rate	120%	71%	139%	23	%**
Net assets at end of period (in 000's)	$124,586	$144,167	$118,166	$82,779

(a)  Class commenced operations on August 15, 2005.

(b)  The total return would have been lower had certain expenses not been reimbursed during the periods shown.

†  Computed using average shares outstanding throughout the year.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Financial Highlights (Continued)
(For a Class Y-3 share outstanding throughout each period)

	Year ended 03/31/09	Year ended 03/31/08	Period ended 03/31/07(a)
Net asset value at beginning of period	$12.76	$13.76	$12.17
Net investment income†	0.25	0.32	0.06
Net realized and unrealized gain (loss) on investments	(6.51)	(0.41)	1.55
Total from investment operations	(6.26)	(0.09)	1.61
Less dividends and distributions:
From net investment income	(0.12)	(0.21)	(0.02)
From net realized gain on investments	(0.09)	(0.70)	—
Total dividends and distributions	(0.21)	(0.91)	(0.02)
Net asset value at end of period	$6.29	$12.76	$13.76
Total investment return(b)	(49.30)%	(1.09)%	13.24	%**
Ratios/Supplemental Data:
Net investment income to average net assets	2.68%	2.28%	0.75	%*
Net expenses to average daily net assets	0.82%	0.82%	0.82	%*
Total expenses (before reimbursements) to average daily net assets	0.95%	0.96%	1.06	%*
Portfolio turnover rate	64%	72%	36	%**
Net assets at end of period (in 000's)	$485,543	$624,426	$475,351

(a)  Class commenced operations on August 18, 2006.

(b)  The total return would have been lower had certain expenses not been reimbursed during the periods shown.

†  Computed using average shares outstanding throughout the year.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Financial Highlights (Continued)
(For a Class Y-3 share outstanding throughout each period)

	Year ended 03/31/09	Year ended 03/31/08	Year ended 03/31/07	Period ended 03/31/06(a)
Net asset value at beginning of period	$10.24	$10.21	$9.89	$10.00
Net investment income†	0.50	0.51	0.48	0.27
Net realized and unrealized gain (loss) on investments	(0.91)	(0.10)	0.14	(0.27)
Total from investment operations	(0.41)	0.41	0.62	0.00
Less dividends and distributions:
From net investment income	(0.63)	(0.38)	(0.30)	(0.11)
From net realized gain on investments	(0.20)	—	—	—
Total dividends and distributions	(0.83)	(0.38)	(0.30)	(0.11)
Net asset value at end of period	$9.00	$10.24	$10.21	$9.89
Total investment return(b)	(3.90)%	4.08%	6.30%	(0.02	)%**
Ratios/Supplemental Data:
Net investment income to average net assets	5.16%	4.94%	4.74%	4.31	%*
Net expenses to average daily net assets	0.37%	0.37%	0.37%	0.35	%*
Total expenses (before reimbursements) to average daily net assets	0.47%	0.48%	0.55%	0.76	%*
Portfolio turnover rate	229%	229%	244%	282	%**
Net assets at end of period (in 000's)	$394,347	$527,340	$465,912	$209,590

(a)  Class commenced operations on August 15, 2005.

(b)  The total return would have been lower had certain expenses not been reimbursed during the periods shown.

†  Computed using average shares outstanding throughout the year.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

MGI US Short Maturity Fixed Income Fund

Financial Highlights (Continued)
(For a Class Y-3 share outstanding throughout each period)

	Year ended 03/31/09	Year ended 03/31/08	Year ended 03/31/07	Period ended 03/31/06(a)
Net asset value at beginning of period	$10.01	$10.05	$9.98	$10.00
Net investment income†	0.40	0.49	0.48	0.24
Net realized and unrealized gain (loss) on investments	(1.16)	(0.11)	0.06	(0.11)
Total from investment operations	(0.76)	0.38	0.54	0.13
Less dividends and distributions:
From net investment income	(0.68)	(0.42)	(0.47)	(0.15)
Total dividends and distributions	(0.68)	(0.42)	(0.47)	(0.15)
Net asset value at end of period	$8.57	$10.01	$10.05	$9.98
Total investment return(b)	(7.52)%	3.72%	5.51%	1.34	%**
Ratios/Supplemental Data:
Net investment income to average net assets	4.16%	4.80%	4.76%	4.00	%*
Net expenses to average daily net assets	0.32%	0.32%	0.32%	0.30	%*
Total expenses (before reimbursements) to average daily net assets	0.49%	0.49%	1.00%	1.31	%*
Portfolio turnover rate	217%	131%	186%	121	%**
Net assets at end of period (in 000's)	$18,904	$62,172	$58,509	$16,764

(a)  Class commenced operations on August 22, 2005.

(b)  The total return would have been lower had certain expenses not been reimbursed during the periods shown.

†  Computed using average shares outstanding throughout the year.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

MGI Funds

Notes to the Financial Statements
March 31, 2009

1.  Organization

MGI Funds (the "Trust") consists of seven series as follows: MGI US Large Cap Growth Equity Fund ("Large Cap Growth"), MGI US Large Cap Value Equity Fund ("Large Cap Value"), MGI US Small/Mid Cap Growth Equity Fund ("Small/Mid Cap Growth"), MGI US Small/Mid Cap Value Equity Fund ("Small/Mid Cap Value"), MGI Non-US Core Equity Fund ("Non-US Core Equity"), MGI Core Opportunistic Fixed Income Fund ("Core Opportunistic"), and MGI US Short Maturity Fixed Income Fund ("Short Maturity") (each a "Fund," and collectively referred to as the "Funds"). The Trust is a Delaware statutory trust, established on March 11, 2005. The Trust is registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). The Funds' investment adviser is Mercer Global Investments, Inc. (the "Advisor"). The Advisor manages each Fund using a "manager of managers" approach by selecting one or more subadvisors (each "Subadvisor," and collectively referred to as the "Subadvisors") to manage each Fund.

The Funds' are classified as "non-diversified" for the purposes of the 1940 Act which means that each Fund is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. Because of this, the gains and losses on a single issuer may have a greater impact on a Fund's net asset value.

The investment objectives of the Funds are:

Fund	Investment Objective
Large Cap Growth	Capital appreciation and income

Large Cap Value	Capital appreciation and income

Small/Mid Cap Growth	Capital appreciation

Small/Mid Cap Value	Capital appreciation

Non-US Core Equity	Capital appreciation and income

Core Opportunistic	Current income and capital appreciation

Short Maturity	Safety of principal, moderate level of income

There can be no guarantee that a Fund will achieve its investment objective. Each Fund is authorized to offer interest in four classes of shares: Class S, Class Y-1, Class Y-2 and Class Y-3. The principal difference between the classes of shares is the level of shareholder service, marketing and administrative fees borne by the classes. As of March 31, 2009, only the Class Y-3shares of each fund had commenced operations.

2.  Significant Accounting Policies

The following are significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America, hereinafter referred to as Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Security Valuation

Portfolio securities listed on an exchange normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last reported bid price using prices as of the close of trading. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor or the applicable Subadvisor as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market ("NASDAQ") normally are valued at the NASDAQ Official Closing Price ("NOCP"); other over-the-counter securities are valued at the last bid price available to valuation (other than short-term investments that mature in 60 days or less, which are valued as described below). Investments in investment companies are valued at their net asset values ("NAV").

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2009

The Board of Trustees of the Trust (the "Board") has delegated its responsibility of valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable subadvisor) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board. In that regard, at March 31, 2009, substantially all foreign equity securities held by Non-US Core Equity were fair valued using valuations provided by an independent valuation service consistent with the valuation procedures approved by the Board. Certain fixed-income securities may be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from a recognized dealer or dealers in those securities. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the Board determines that this does not represent fair value.

The application of fair value pricing represents a good faith determination based on specific procedures. There can be no assurance that a Fund could obtain the fair value assigned to the security if the Fund were to sell the security at approximately the time at which the Fund determines its NA per share.

During the fiscal year, the U.S. markets continued to encounter a substantial reduction in liquidity for certain mortgage and credit fixed-income products such as asset-backed and collateralized mortgage obligations. Continued low levels of liquidity in these markets may further increase the volatility of pricing and the chance of such securities being disposed of by a Fund at a price that deviates from its recorded value. This may result in a Fund incurring greater losses on the sale of some portfolio investments than under more stable market conditions. Such losses may adversely impact a Fund's performance.

The value of asset-backed and collateralized mortgage securities held by Core Opportunistic and Short Maturity was $287,117,257 and $7,604,692 representing 72.8% and 40.2%, respectively, of the Fund's total net assets.

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective April 1, 2008. This Statement defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 establishes a three-tier hierarchy that prioritizes the inputs to valuation techniques. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2009

The valuation techniques used by the Funds to measure fair value for the period ended March 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing model, option adjusted spread pricing and estimated the price that would have prevailed in a liquid market for an international equity, given information available at the time of evaluation.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Funds' investments carried at fair value:

	Valuation Inputs
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
Large Cap Growth	$273,671,878	$4,064,031		$—	$277,735,909
Large Cap Value	250,175,552	4,439,946		—	254,615,498
Small/Mid Cap Growth	129,514,554	4,773,194		—	134,287,748
Small/Mid Cap Value	122,783,594	2,047,962		—	124,831,556
Non-US Core	48,877,547	430,011,923	*,***	—	478,889,470
Core Opportunistic	24,998,262	409,475,404	**	—	434,473,666
Short Maturity	6,946,932	12,412,885		—	19,359,817

  *  Includes futures and forward currency contracts.

  **  Includes futures, forward currency and written option contracts.

***  Substantially all foreign equity securities held by the Non-US Core Equity Fund were fair valued using valuations provided by an independent valuation service. Such securities have been classified as Level 2 because of the observable inputs used in determining their valuations.

In April 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds' financial statement disclosures.

(b) Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis, and is adjusted for amortization of premium and discounts. Income is not recognized, nor are premium and discount amortized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2009

(c) Cash and short term investments

A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency.

A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager, pending investment of the Fund's assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency. When a Fund invests for temporary defensive purposes, such investments may affect the Fund's ability to achieve its investment objective.

(d) Security lending

A Fund may lend its portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund's portfolio securities. A Fund may not retain voting rights on securities while they are on loan.

Effective October 6, 2008, the Funds suspended their participation in the securities lending program managed by State Street Bank and Trust Company (the "State Street Program") due to the economic environment and credit market conditions. As of March 31, 2009, no Fund had any portfolio securities on loan. The Advisor will determine if or when it becomes appropriate for the Funds to resume their participation in the State Street Program.

(e) Repurchase agreements

A Fund may enter into a repurchase agreement where it purchases securities from a bank or broker-dealer who simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund. See the Core Opportunistic Schedule of Investments for open repurchase agreements held as of March 31, 2009.

(f) Reverse repurchase agreements

A Fund may enter into reverse repurchase agreements which involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed to be creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase agreement transaction, a Fund will direct State Street Bank and Trust Company, the Funds' custodian (the "Custodian") to designate cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities as

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2009

segregated assets of the Fund in an amount equal to the repurchase price. When engaging in (or purchasing) reverse repurchase agreements, when-issued securities, options, futures, forward contracts or other derivative transactions, a Fund will cause the Custodian to earmark on the Custodian's books cash, U.S. government securities or other liquid portfolio securities, which shall be unencumbered and marked-to-market daily.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and as such, are subject to the same investment limitations. At March 31, 2009, the Funds did not have any open reverse repurchase agreements.

(g) Swaps

Swap contracts are derivatives in the form of a contract or similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Fund may engage in swaps, including, but not limited to, interest rate, currency, credit default and index swaps and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor or a Subadvisor is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would be less favorable than it would have been if this investment technique were never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

The equity swaps in which a Fund may invest involve agreements with a counterparty. The return to a Fund on any equity swap contract will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. A Fund will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2009

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Subadvisor that enters into the swap agreement will closely monitor, subject to the oversight of the Board, the creditworthiness of the swap counterparty in order to minimize the risk of the swap.

A Fund will accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statements of Operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements. At March 31, 2009, the Funds had no open swap contracts.

(h) Futures

A futures contract is a contractual agreement to buy or sell a specific amount of a commodity or financial instrument at a predetermined price on a stipulated future date. A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies. Futures contracts may be opened to protect against the adverse effects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Fund of the securities or foreign currency called for by the contract at a specified price during a specified future date. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.

Upon entering into a futures contract, a Fund must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Futures contracts are marked to market daily and the change in value is recorded by the Fund as a variation margin payable or receivable. The Fund recognizes gains and losses on futures contracts in addition to the variation margin, which gains and losses are considered realized at the time the contracts expire or close.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

See the Core Opportunistic and the Non-US Core Equity Schedules of Investments for a listing of open futures contracts as of March 31, 2009.

(i) Options

The Funds may purchase and sell (write) put and call options on debt securities and indices to enhance investment performance, manage duration, or protect against changes in market prices. The Funds may also buy and sell combinations of put and call options on the same underlying security, currency or index. Short (sold) options

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2009

positions will generally be hedged by the Funds with cash, cash equivalents, current portfolio security holdings, or other options or futures positions.

When the Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Fund's use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Fund's exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

See the Core Opportunistic Schedule of Investments for a listing of open options contracts as of March 31, 2009.

Transactions in written option contracts for Core Opportunistic for the year ended March 31, 2009, is as follows:

	Number of Contracts	Premiums Received
Options outstanding at March 31, 2008	302	$223,131
Options written	1,692	1,299,719
Options terminated in closing purchase transactions	(359)	(302,434)
Options expired	(1,424)	(1,050,039)
Options outstanding at March 31, 2009	211	$170,377

(j) Foreign currency translation

The books and records of each Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains (losses) on foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions.

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2009

(k) Forward foreign currency contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Funds will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Custodian or the Fund's sub-custodian will segregate assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the consummation of such forward contracts. If the additional segregated assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

See the Core Opportunistic and the Non-US Core Equity Schedules of Investments for a listing of open forward foreign currency contracts as of March 31, 2009.

(l) Short sales

A Fund may from time to time sell securities short. In the event that a Subadvisor anticipates that the price of a security will decline, the Fund may sell the security short and borrow the same security from a broker or other institution to complete the sale. A Fund will incur a gain or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include the risk that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a Fund may be unable to replace a borrowed security sold short. At March 31, 2009, none of the Funds held securities sold short.

(m) When-issued/TBA securities

Purchasing securities on a "when-issued" basis is a commitment by a Fund to buy a security before the security is actually issued. A Fund may purchase securities offered on a "when-issued" or "forward delivery" basis such as "to be announced" ("TBA") securities. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. See the Core Opportunistic Schedule of Investments for TBA sale commitments held as of March 31, 2009.

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2009

(n) Exchange-traded index securities

A Fund may invest in exchange-traded index securities that are currently operational and that may be developed in the future. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of the Fund's investment. These securities generally bear certain operational expenses. To the extent that a Fund invests in these securities, the Fund must bear these expenses in addition to the expenses of its own operation. At March 31, 2009 none of the Funds held exchange-traded index securities.

(o) Real estate investment trusts

The Funds may invest in real estate investment trusts ("REITs") which pool investors' funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement to distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.

A shareholder in a Fund, by investing in REITs through the Fund, will bear not only the shareholder's proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the 1940 Act. See the Schedule of Investments for open REIT securities held by all Funds as of March 31, 2009 with the exception of Short Maturity.

(p) Indexed securities

The Funds may invest in indexed securities where the redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Funds use indexed securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. See the Core Opportunistic Schedule of Investments for open indexed securities held as of March 31, 2009.

(q) Taxes and distributions

The Funds intend to qualify each year as regulated investment companies under the Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Funds intend to distribute substantially all of their net investment income and net realized short-term and long-term gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Funds' policy is to declare and pay distributions from net investment income and net realized short-term and long-term gains at least annually. All distributions are paid in shares of the Funds, at net asset value, unless the shareholder elects to receive cash distributions.

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2009

(r) Allocation of expenses and operating income

The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of each Fund. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata between each class of shares of each Fund based on the relative net assets of each class.

(s) Redemption fees

While none of the Funds' classes have initial or contingent deferred sales charges on purchases of Fund shares, redemptions of Fund shares held less than 30 days may be assessed a 2% short term trading fee.

(t) Mortgage-Related and other Asset-Backed securities

The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interest in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types on real and personal property, and receivables from credit card agreements. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of stripped mortgage backed security has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). Payments received for the IOs are included in interest income on the Statement of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the cost basis of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. See the Schedule of Investments for open mortgage-backed and asset backed securities held by Core Opportunistic and Short Maturity as of March 31, 2009.

(u) Indemnities

In the normal course of business, the Funds enter into contracts that require them to provide a variety of representations or general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2009

3.  Fees and other transactions with affiliates

The Advisor provides investment advisory services to each Fund pursuant to an investment management agreement. Pursuant to the investment management agreement, each Fund pays the Advisor a fee for managing the Fund's investments at an annual rate of:

	Assets up to $750 million	Assets in excess of $750 million
Large Cap Growth	0.55%	0.53%
Large Cap Value	0.53%	0.51%
Small/Mid Cap Growth	0.90%	0.90%
Small/Mid Cap Value	0.90%	0.90%
Non-US Core	0.75%	0.73%
Core Opportunistic	0.35%	0.33%
Short Maturity	0.25%	0.23%

The Advisor provides certain internal administrative services to the Class S, Class Y-1 and Class Y-2 shares of the Funds, for which the Advisor receives a fee of 0.15%, 0.10% and 0.05% of the average daily net assets of the Class S, Class Y-1 and Class Y-2 shares of the Funds, respectively. These internal administrative services include attending to shareholder correspondence, assisting with the processing of purchases and redemptions of shares, preparing and disseminating information and documents for use by beneficial shareholders and monitoring and overseeing non-advisory relationships with entities providing services to the Class S, Class Y-1 and Class Y-2 shares, including the transfer agent.

The Funds have adopted a plan of marketing and service, or "12b-1 plan" to finance the provision of certain shareholder services to the owners of Class S and Class Y-1 shares of the Funds (collectively referred to as the "plans"). The plan provides for payments at annual rates (based on average net assets) of up to 0.25% if each Fund's Class S and Class Y-1 shares. However, Class S and Class Y-1 shares have not commenced operations.

The Trust, with respect to each Fund, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or reimburse expenses. For the year ended March 31, 2009, the fees were reimbursed to the extent that each Fund's class expenses would exceed the net expense rates as set forth below of average daily net assets of the Fund class. Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund.

	Class S	Class Y-1	Class Y-2	Class Y-3
Large Cap Growth	1.07%	1.02%	0.72%	0.57%
Large Cap Value	1.05%	1.00%	0.70%	0.55%
Small/Mid Cap Growth	1.42%	1.37%	1.07%	0.92%
Small/Mid Cap Value	1.42%	1.37%	1.07%	0.92%
Non-US Core	1.32%	1.27%	0.97%	0.82%
Core Opportunistic	0.87%	0.82%	0.52%	0.37%
Short Maturity	0.82%	0.77%	0.47%	0.32%

As of March 31, 2009 only Class Y-3 had commenced operations.

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2009

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short term investments, for the year ended March 31, 2009, were as follows:

	Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases
Large Cap Growth	$—	$347,216,496
Large Cap Value	1,437,052	858,820,962
Small/Mid Cap Growth	—	271,901,875
Small/Mid Cap Value	—	209,968,047
Non-US Core	—	558,430,374
Core Opportunistic	892,405,562	101,466,941
Short Maturity	85,460,341	14,082,001
Sales
Large Cap Growth	—	316,740,270
Large Cap Value	3,140,102	783,716,126
Small/Mid Cap Growth	—	240,397,859
Small/Mid Cap Value	—	162,134,921
Non-US Core	—	343,249,356
Core Opportunistic	862,560,865	205,554,053
Short Maturity	92,702,637	43,567,254

5.  Share transactions

Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Transactions in Fund shares were as follows:

Large Cap Growth
	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	12,929,894	$101,049,817	11,556,606	$131,396,658
Shares issued to shareholders in reinvestment of distributions	144,499	1,012,935	996,716	11,342,627
Shares repurchased	(9,948,372)	(77,263,194)	(4,409,590)	(49,077,125)
Net increase (decrease)	3,126,021	$24,799,558	8,143,732	$93,662,160

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2009

Large Cap Value
	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	17,235,394	$116,687,421	14,139,729	$161,279,470
Shares issued to shareholders in reinvestment of distributions	1,407,588	8,403,300	2,822,312	29,182,709
Shares repurchased	(9,439,692)	(53,542,203)	(3,572,064)	(40,726,880)
Net increase (decrease)	9,203,290	$71,548,518	13,389,977	$149,735,299
Small/Mid Cap Growth
	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	6,652,983	$45,998,609	5,916,332	$71,114,738
Shares issued to shareholders in reinvestment of distributions	207,139	1,288,403	1,093,627	12,281,434
Shares repurchased	(1,760,449)	(16,860,517)	(1,956,118)	(22,955,372)
Net increase (decrease)	5,099,673	$30,426,495	5,053,841	$60,440,800
Small/Mid Cap Value
	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	7,930,344	$51,398,900	6,929,904	$72,477,590
Shares issued to shareholders in reinvestment of distributions	260,319	1,502,044	690,776	6,631,445
Shares repurchased	(811,033)	(6,192,102)	(1,770,626)	(18,560,120)
Net increase (decrease)	7,379,630	$46,708,842	5,850,054	$60,548,915
Non-US Core Equity
	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	28,277,690	$236,217,655	16,417,514	$233,893,655
Shares issued to shareholders in reinvestment of distributions	1,910,383	13,926,691	2,876,760	39,382,841
Shares repurchased	(1,982,769)	(24,124,707)	(4,896,831)	(70,172,940)
Net increase (decrease)	28,205,304	$226,019,639	14,397,443	$203,103,556

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2009

Core Opportunistic
	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	12,640,720	$121,830,839	34,302,707	$353,417,155
Shares issued to shareholders in reinvestment of distributions	3,979,781	35,101,673	2,197,821	22,307,876
Shares repurchased	(24,296,926)	(234,978,274)	(30,641,546)	(313,882,834)
Net increase (decrease)	(7,676,425)	$(78,045,762)	5,858,982	$61,842,197
Short Maturity
	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	—	$—	492,659	$5,000,678
Shares issued to shareholders in reinvestment of distributions	304,815	2,590,930	254,296	2,550,586
Shares repurchased	(4,310,832)	(39,401,921)	(357,572)	(3,617,273)
Net increase (decrease)	(4,006,017)	$(36,810,991)	389,383	$3,933,991

6.  Federal Income Taxes

As of March 31, 2009, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Growth	$346,220,899	$4,806,782	$(73,291,772)	$(68,484,990)
Large Cap Value	326,672,642	4,263,102	(76,320,246)	(72,057,144)
Small/Mid Cap Growth	164,465,635	4,760,163	(34,938,050)	(30,177,887)
Small/Mid Cap Value	152,503,949	6,778,833	(34,451,226)	(27,672,393)
Non-US Core	706,030,189	9,904,099	(236,964,528)	(227,060,429)
Core Opportunistic	539,147,419	8,932,349	(61,963,879)	(53,031,530)
Short Maturity	21,744,404	149,744	(2,534,331)	(2,384,587)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to wash sale loss deferrals, real estate investment trust and other basis adjustments.

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2009

As of March 31, 2009, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) disclosed below as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Losses and Other Temporary Differences	Total Distributable Earnings
Large Cap Growth	$486,839	$—	$(88,302,613)	$(87,815,774)
Large Cap Value	2,043,168	—	(209,742,865)	(207,699,697)
Small/Mid Cap Growth	—	—	(51,145,310)	(51,145,310)
Small/Mid Cap Value	274,330	—	(64,696,785)	(64,422,455)
Non-US Core	—	—	(166,414,872)	(166,414,872)
Core Opportunistic	5,997,559	—	(4,559,820)	1,437,739
Short Maturity	140,945	—	(4,365,609)	(4,224,664)

On March 31, 2009, the following Fund had capital loss carryforwards to be utilized in the current period to offset future net capital gains through the indicated expiration dates as follows:

	Expiring March 31
	2014	2015	2016	2017
Large Cap Growth	$—	$—	$—	$13,028,048
Large Cap Value	—	—	—	71,006,842
Small /Mid Cap Growth	—	—	—	30,528,756
Small Mid/Cap Value	—	—	—	10,839,759
Non-US Core	—	—	—	20,740,912
Core Opportunistic	—	—	—	1,279,962
Short Maturity	56,196	89,734	96,969	1,337,794

For the year ended March 31, 2009, Large Cap Growth, Large Cap Value, Small Mid/Cap Growth, Small Mid/Cap Value, Non-US Core, Core Opportunistic and Short Maturity have elected to defer to April 2009, post October 2008 capital losses of $59,689,562, $108,466,628, $18,629,365, $51,497,841, $116,592,568, $1,409,186 and $2,784,052 respectively. Non-US Core Equity also has elected to defer to April 2009, a post October 2008 currency loss of $498,150. All other differences are temporary losses related to organizational costs.

During the year ended March 31, 2009, the tax character of distributions paid was as follows:

	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Large Cap Growth	$1,012,935	$—
Large Cap Value	8,400,402	2,898
Small/Mid Cap Growth	—	1,288,403
Small/Mid Cap Value	1,383,773	118,721
Non-US Core	8,081,954	5,844,737
Core Opportunistic	32,557,220	2,544,453
Short Maturity	2,590,930	—

Effective June 29, 2007, the Funds implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement No. 109" ("FIN 48").

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2009

FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Funds and has determined that the adoption of FIN 48 did not have a material impact on the Funds' financial statements. The Trust files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

7.  Recently Issued Accounting Pronouncements

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds' use of, and accounting for, derivative instruments and the effect on the results of each Fund's operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of MGI Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MGI Funds, comprising MGI US Large Cap Growth Equity Fund, MGI US Large Cap Value Equity Fund, MGI US Small/Mid Cap Growth Equity Fund, MGI US Small/Mid Cap Value Equity Fund, MGI Non-US Core Equity Fund, MGI Core Opportunistic Fixed Income Fund, and MGI US Short Maturity Fixed Income Fund (the "Funds"), as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the MGI Funds as of March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
May 22, 2009

MGI Funds

Additional Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Advisor and each Fund's Subadvisors use to determine how to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 866-658-9896, and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information about Funds' proxy voting decisions are available without charge, online on the Funds' website at http://www.mgifunds.us/proxy.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, which when filed, will be available on the SEC's website at http://www.sec.gov. When filed, the Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Federal Tax Information

The amount of long-term capital gains paid for the fiscal year ended March 31, 2009 was as follows:

Fund
Large Cap Value	$2,898
Small/Mid Cap Growth	1,288,403
Small/Mid Cap Value	118,271
Non-US Core Equity	5,844,737
Core Opportunistic	2,544,453

Qualified dividend income ("QDI") received by the Funds through March 31, 2009, that qualified for a reduced tax rate pursuant to the Internal Revenue Code Section 1(h)(11) are as follows:

Fund	QDI
Large Cap Growth	$2,531,710
Large Cap Value	7,938,031
Small/Mid Cap Value	1,119,524
Non-US Core	19,867,555

For the year ended March 31, 2009, Non-US Core Equity had a Foreign Tax Credit in the amount of $1,298,960 and a Foreign Tax Credit Source Income of $20,401,535.

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended March 31, 2009, qualified for the dividends received reduction, as follows:

Fund
Large Cap Growth	100.00%
Large Cap Value	94.75%
Small/Mid Cap Value	82.95%

MGI Funds

Additional Information (Unaudited) (Continued)

Information Regarding the Special Meeting of Shareholders

A special meeting of shareholders of the Trust was held on March 16, 2009. At the meeting, Harrison M. Bains, Jr., Adela M. Cepeda, Phillip J. de Cristo, and Gail A. Schneider were elected to serve on the Board until the next shareholder meeting or until their successors are duly elected and qualified or until they retire, resign, or are earlier removed. The shares were voted as indicated below:

To vote for or withhold authority in the election of	Number of Shares Voted For	Number of Shares Withheld
Harrison M. Bains, Jr.	256,792,640	0
Adela M. Cepeda	256,792,640	0
Phillip J. de Cristo	256,792,640	0
Gail A. Schneider	256,792,640	0

Board Approvals of Subadvisory Agreements during the period October 1, 2008 through March 31, 2009

September 23, 2008 Board Meeting

MGI US Small/Mid Cap Value Equity Fund — Approval of New Subadvisory Agreements

At the meeting of the Board of Trustees (the "Board" or the "Trustees") of MGI Funds(TM) (the "Trust") held on September 23, 2008 (the "September Meeting"), the Trustees, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or Mercer Global Investments, Inc. (the "Advisor" or "MGI") (together, the "Independent Trustees"), considered and approved two proposed subadvisory agreements (the "Proposed Subadvisory Agreements") between the Advisor and Systematic Financial Management, L.P. ("Systematic") and between the Advisor and River Road Asset Management, LLC ("River Road") (each a "Proposed Subadvisor" and together, the "Proposed Subadvisors") with respect to the MGI US Small/Mid Cap Value Equity Fund (the "Small/Mid Cap Value Fund"). In considering the approval of the Proposed Subadvisory Agreements, the Board was able to draw on its knowledge of the Trust, the Small/Mid Cap Value Fund, and the Trust's other series, as well as the Advisor, Systematic, and River Road.

At the September Meeting, MGI recommended the appointment of each of Systematic and River Road to serve as Subadvisors to the Small/Mid Cap Value Fund after evaluating a number of other possible investment managers. The Advisor's recommendation of Systematic and River Road was based upon, among other factors: (i) the Advisor's high degree of conviction in the team of investment professionals at each Proposed Subadvisor; (ii) the Advisor's expectation that the addition of the Proposed Subadvisors would increase the consistency of the Fund's excess return, while providing lower volatility; and (iii) the Advisor's opinion that the relatively low correlation with the Fund's then two current Subadvisors, AQR Capital Management, LLC ("AQR") and NWQ Investment Management Company, LLC ("NWQ"), would allow the Proposed Subadvisors to effectively complement those two Subadvisors.

At the September Meeting, the Board, including a majority of the Independent Trustees, considered and approved the Proposed Subadvisory Agreements. In determining whether to approve the Proposed Subadvisory Agreements, the Board considered the information received in advance of the Meeting, which included: (i) a copy of a form of each of the Proposed Subadvisory Agreements; (ii) information regarding the process by which the Advisor selected the Proposed Subadvisors and recommended both Proposed Subadvisors for Board approval, and the Advisor's rationale for recommending Systematic and River Road; (iii) information regarding the nature, quality, and extent of the services that the Proposed Subadvisors would provide to the Fund; (iv) information regarding the Proposed Subadvisors' reputations, investment management businesses, personnel, and operations; (v) information regarding the Proposed Subadvisors brokerage and trading policies and practices; (vi) information regarding the level of subadvisory fees to be charged by each Proposed Subadvisor; (vii) information regarding the Proposed Subadvisors'

MGI Funds

Additional Information (Unaudited) (Continued)

compliance programs; (viii) information regarding the Proposed Subadvisors' historical performance returns managing an investment mandate similar to the Fund's investment mandate, and such performance compared to a relevant index; and (ix) information regarding the Proposed Subadvisors' financial conditions. The Board also considered the substance of discussions with representatives of the Advisor and each of the Proposed Subadvisors at the September Meeting.

When considering the approval of the Proposed Subadvisory Agreements, the Board reviewed and analyzed the factors that the Board deemed relevant with respect to the Proposed Subadvisors, including: the nature, quality, and extent of the services to be provided to the Small/Mid Cap Value Fund by the Proposed Subadvisors; the Proposed Subadvisors' management styles; historical performance records in managing pooled investment products similar to the Fund; the qualifications and experience of the investment professionals at each Proposed Subadvisor who will be responsible for the day-to-day management of the allocated portion of the Fund's investment portfolio; and the Proposed Subadvisors' staffing levels and overall resources. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

In examining the nature, quality, and extent of the services to be provided by each Proposed Subadvisor to the Small/Mid Cap Value Fund, the Board considered: the specific investment management process to be employed by each Proposed Subadvisor in managing the assets of the Fund to be allocated to Systematic and River Road; the qualifications of each Proposed Subadvisor's investment professionals with regard to implementing investment mandates similar to the Fund's investment mandate; the overall favorable performance record of each Proposed Subadvisor as compared to a relevant benchmark; the infrastructure of each Proposed Subadvisor and whether it appeared to adequately support the Proposed Subadvisor's investment strategy; and the Advisor's review process and the Advisor's favorable assessment as to the nature, quality, and extent of the subadvisory services expected to be provided by each Subadvisor.

The Board concluded that the Fund and its shareholders would benefit from the quality and experience of the Proposed Subadvisors' portfolio managers and other investment professionals. Based on the Board's consideration and review of the foregoing information, the Board concluded that the nature, quality, and extent of the subadvisory services anticipated to be provided by each Proposed Subadvisor, as well as each Proposed Subadvisor's ability to render such services based on its experience, operations, and resources, were appropriate for the Fund, in light of the Fund's investment objective, and the mandate relating to the allocated portion of the Fund's investment portfolio that each Proposed Subadvisor would manage, and supported a decision to approve the Proposed Subadvisory Agreements.

Because the Proposed Subadvisors were newly appointed Subadvisors to the Small/Mid Cap Value Fund, the Board, at the September Meeting, could not consider each Proposed Subadvisor's investment performance in managing the Fund as a factor in evaluating the Proposed Subadvisory Agreements. However, the Board did review each Proposed Subadvisor's historical investment performance record in managing other accounts and/or registered investment companies that were comparable to the Fund. The Board compared this historical performance to a relevant benchmark and considered that each Proposed Subadvisor's historical performance compared favorably to such benchmark. On this basis, the Board concluded that each Proposed Subadvisor's historical performance record, when viewed together with the other factors considered by the Board, supported a decision to approve the Proposed Subadvisory Agreements.

The Board carefully considered the proposed fees payable under the Proposed Subadvisory Agreements. In this regard, the Board evaluated the compensation to be paid to each Proposed Subadvisor by the Advisor. The Board also considered comparisons of the fees that will be paid to each Proposed Subadvisor with the fees each Proposed Subadvisor charges to its other institutional and/or subadvisory clients, noting that the fee rates that the Advisor had negotiated with the Proposed Subadvisors appeared to compare favorably with the fee rates that each Proposed

MGI Funds

Additional Information (Unaudited) (Continued)

Subadvisor had implemented with the Proposed Subadvisor's other institutional separate accounts and/or investment companies that utilize the small/mid cap value strategies (the same strategies that each Proposed Subadvisor will use in managing its allocated portion of the Fund's investment portfolio).

The Board also considered whether the fee schedules of the Proposed Subadvisors included breakpoints that would reduce the Proposed Subadvisors' fees as the assets of the Small/Mid Cap Value Fund allocated to each Proposed Subadvisor increased. The Board noted that, while each proposed subadvisory fee schedule did include breakpoints, such breakpoints were not a primary factor in the Board's analysis because the fees to be paid to the Proposed Subadvisors would be paid by the Advisor, rather than directly by the Fund. The Board recalled the data presented by MGI, as required by the exemptive order (the "Exemptive Order") issued to the Trust and the Advisor by the SEC, permitting the use of a multi-manager structure, that illustrated that the hiring of the Proposed Subadvisors would have a slightly negative impact on the Advisor's profitability in managing the Fund. The Board was not provided with, and did not review, information regarding the estimated profits that may be realized by each Proposed Subadvisor in managing its allocated portion of the Fund's assets. Since the fees to be paid to the Proposed Subadvisors were the result of arm's-length bargaining between unaffiliated parties, and given the Advisor's economic incentive to negotiate reasonable fees, the Proposed Subadvisors' potential profitability was not considered relevant to the Independent Trustees' deliberations. After evaluating the proposed fees, the Board concluded that the fees that would be paid to each Proposed Subadvisor by MGI with respect to the assets to be allocated to the Proposed Subadvisors appeared to be within a reasonable range in light of the nature, quality, and extent of the services to be provided.

The Board reviewed copies of the Proposed Subadvisory Agreements. The Board considered that the Proposed Subadvisory Agreements provided for the same range of services as the Subadvisory Agreements that were in place with the Small/Mid Cap Value Fund's two current Subadvisors, AQR and NWQ, as well as the same range of services that were provided for in the Advisor's Subadvisory Agreement with Wells Capital Management, which had been terminated.

The Board also considered whether there were any ancillary benefits that may accrue to the Proposed Subadvisors as a result of the Proposed Subadvisors' relationships with the Small/Mid Cap Value Fund. The Board concluded that Proposed Subadvisors may direct Fund brokerage transactions to certain brokers to obtain research and other services. However, the Board noted that the Proposed Subadvisors were required to select brokers who met the Fund's requirements for seeking best execution, and that MGI monitored and evaluated the Subadvisors' trade execution with respect to Fund brokerage transactions on a quarterly basis and provided reports to the Board on these matters. The Board concluded that the benefits that were expected to accrue to the Proposed Subadvisors by virtue of their relationships with the Fund were reasonable.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with and discussed a description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and subadvisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being determinative, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the initial approval of the Proposed Subadvisory Agreements was in the best interests of the Small/Mid Cap Value Fund and its shareholders, and approved the Proposed Subadvisory Agreements.

MGI Funds

Additional Information (Unaudited) (Continued)

December 11, 2008 Board Meeting

MGI US Large Cap Growth Equity Fund — Approval of New Subadvisory Agreement

At the meeting of the Board of Trustees (the "Board" or the "Trustees") of MGI Funds(TM) (the "Trust") held on December 11, 2008 (the "December Meeting"), the Trustees, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or Mercer Global Investments, Inc. (the "Advisor" or "MGI") (together, the "Independent Trustees"), considered and approved the proposed subadvisory agreement (the "Proposed Winslow Subadvisory Agreement") between the Advisor and Winslow Capital Management, Inc. ("Winslow") with respect to the MGI US Large Cap Growth Equity Fund (the "Large Cap Growth Fund"). In considering the approval of the Proposed Winslow Subadvisory Agreement, the Board was able to draw on its knowledge of the Trust, the Large Cap Value Fund, and the Trust's other series, as well as the Advisor and Winslow.

At the December Meeting, the Trustees discussed with the Advisor the then-anticipated acquisition (the "Transaction") of Winslow by Nuveen Investments, Inc. ("Nuveen"). At the December Meeting, MGI reported that Winslow had informed the Advisor that Winslow did not anticipate any changes to the management of Winslow's allocated portion of the Large Cap Growth Fund's investment portfolio as a result of the Transaction, and Winslow had confirmed that the portfolio manager who then managed Winslow's allocated portion of the Fund's portfolio was expected to continue in that capacity following the closing of the Transaction.

At the December Meeting, the Board discussed the then-anticipated acquisition of Winslow with representatives of the Advisor, the terms of the Proposed Winslow Subadvisory Agreement, and the implications, if any, of the Transaction for the performance of Winslow as a Subadvisor to the Large Cap Growth Fund. The Board considered that the Transaction will result in a change in control of Winslow, and hence, in the assignment of the current Subadvisory Agreement between the Advisor, on behalf of the Fund, and Winslow, dated June 11, 2007 (the "Prior Subadvisory Agreement"), under the 1940 Act. Because the assignment will cause the automatic termination of the Prior Subadvisory Agreement, the Trustees, and by a separate vote, the Independent Trustees, were requested at the December Meeting to approve the Proposed Winslow Subadvisory Agreement, which would become effective following the Transaction.

At the December Meeting, the Advisor recommended the approval of the Proposed Winslow Subadvisory Agreement, pursuant to which Winslow would continue to serve as a Subadvisor to the Large Cap Growth Fund. The approval of the Proposed Winslow Subadvisory Agreement with Winslow was recommended by the Advisor because, among other factors: (i) the Transaction was not expected to have a material effect on the nature, extent, or quality of the services provided by Winslow to the Fund; (ii) the Winslow personnel who had been responsible for managing Winslow's allocated portion of the Fund's portfolio since the commencement of Winslow serving as a Subadvisor to the Fund will continue to serve in their respective capacities following the Transaction; and (iii) the terms of the Proposed Winslow Subadvisory Agreement were identical, in all material respects, to the terms of the Prior Subadvisory Agreement.

The Board reviewed information regarding the Transaction provided by Winslow. The Board also reviewed a copy of the Proposed Winslow Subadvisory Agreement. The Board considered that the Proposed Winslow Subadvisory Agreement provided for the same range of services and fees as the Prior Subadvisory Agreement, and, most importantly, that the Proposed Winslow Subadvisory Agreement was identical, in all material respects, to the Prior Subadvisory Agreement. Additionally, given that the fee provided under the Proposed Winslow Subadvisory Agreement was identical to the fee under the Prior Subadvisory Agreement, the Board's prior deliberations, at the June 9-10, 2008 meeting (the "June 2008 Meeting"), when the Prior Subadvisory Agreement was renewed, remained relevant.

MGI Funds

Additional Information (Unaudited) (Continued)

After a full consideration of the foregoing information, including the Independent Trustees' deliberations at the June 2008 Meeting, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded at the December Meeting that the approval of the Proposed Winslow Subadvisory Agreement was in the best interests of the Large Cap Growth Fund, and approved the Proposed Subadvisory Agreement with respect to the Fund.

MGI Non-US Core Equity Fund — Approval of New Subadvisory Agreement

At the meeting of the Board of Trustees (the "Board" or the "Trustees") of MGI Funds(TM) (the "Trust") held on December 11, 2008 (the "December Meeting"), the Trustees, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or Mercer Global Investments, Inc. (the "Advisor" or "MGI") (together, the "Independent Trustees"), considered and approved the proposed subadvisory agreement (the "Proposed MSIM Subadvisory Agreement") between the Advisor and Morgan Stanley Investment Management, Inc. ("MSIM") with respect to the MGI Non-US Core Equity Fund (the "Non-US Core Fund"). In considering the approval of the Proposed MSIM Subadvisory Agreement, the Board was able to draw on its knowledge of the Trust, the Non-US Core Fund, and the Trust's other series, as well as the Advisor and MSIM.

At the December Meeting, MGI recommended the appointment of MSIM to serve as a subadvisor to the Non-US Core Fund after evaluating a number of other possible investment managers. The Advisor's recommendation of MSIM was based upon, among other factors: (i) the Advisor's high degree of conviction in MSIM's team of investment professionals; (ii) the Advisor's expectation that the addition of MSIM would increase the consistency of the Fund's excess return, while providing lower volatility; and (iii) the Advisor's opinion that the relatively low correlation with the Fund's three other subadvisors, AllianceBernstein L.P. ("Alliance"), Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"), and Lazard Asset Management LLC ("Lazard"), would allow MSIM to effectively complement those three Subadvisors within the Fund.

At the Meeting, the Board, including a majority of the Independent Trustees, considered and approved the Proposed MSIM Subadvisory Agreement. In determining whether to approve the Proposed MSIM Subadvisory Agreement, the Board considered the information received in advance of the Meeting, which included: (i) a copy of a form of the Proposed MSIM Subadvisory Agreement; (ii) information regarding the process by which the Advisor selected MSIM and recommended MSIM for Board approval, and the Advisor's rationale for recommending MSIM; (iii) information regarding the nature, quality, and extent of the services that MSIM would provide to the Non-US Core Fund; (iv) information regarding MSIM's reputation, investment management business, personnel, and operations; (v) information regarding MSIM's brokerage and trading policies and practices; (vi) information regarding the level of subadvisory fees to be charged by MSIM, and a comparison of those fees to the fees charged by MSIM to similarly-managed proprietary mutual funds; (vii) information regarding MSIM's compliance program; (viii) information regarding MSIM's historical performance returns managing investment mandates similar to the Fund's investment mandate, and such performance compared to a relevant index and to the performance of Alliance; and (ix) information regarding MSIM's financial condition. The Board also considered the substance of discussions with representatives of the Advisor and MSIM at the December Meeting.

When considering the approval of the Proposed MSIM Subadvisory Agreement, the Board reviewed and analyzed the factors that the Board deemed relevant with respect to MSIM, including: the nature, quality, and extent of the services to be provided to the Non-US Core Fund by MSIM; MSIM's management style; MSIM's historical performance record managing pooled investment products similar to the Fund; the qualifications and experience of the investment professionals who will be responsible for the day-to-day management of MSIM's allocated portion of the Fund's investment portfolio; and MSIM's staffing levels and overall resources. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

MGI Funds

Additional Information (Unaudited) (Continued)

In examining the nature, quality, and extent of the services to be provided by MSIM to the Non-US Core Fund, the Board considered: the specific investment management process to be employed by MSIM in managing the assets of the Fund to be allocated to MSIM; the qualifications of MSIM's investment professionals with regard to implementing investment mandates similar to the Fund's investment mandate; MSIM's overall favorable performance record as compared to a relevant benchmark; MSIM's infrastructure and whether MSIM's organizational structure appeared to adequately support MSIM's investment strategy; and the Advisor's review process and the Advisor's favorable assessment as to the nature, quality, and extent of the subadvisory services expected to be provided by MSIM.

The Board concluded that the Fund and its shareholders would benefit from the quality and experience of MSIM's portfolio managers and other investment professionals. Based on the Board's consideration and review of the foregoing information, the Board concluded that the nature, quality, and extent of the subadvisory services anticipated to be provided by MSIM, as well as MSIM's ability to render such services based on its experience, operations, and resources, were appropriate for the Fund, in light of the Fund's investment objective, and supported a decision to approve the Proposed MSIM Subadvisory Agreement.

Because MSIM was a newly-appointed Subadvisor to the Non-US Core Fund, the Board, at the Meeting, could not consider MSIM's investment performance in managing the Fund as a factor in evaluating the Proposed MSIM Subadvisory Agreement. However, the Board did review MSIM's historical investment performance record in managing other accounts and advising other registered investment companies that were comparable to the Fund. The Board compared this historical performance to a relevant benchmark and to Alliance's historical investment performance over the same time frames, and concluded that MSIM's historical performance compared favorably in both regards. On this basis, the Board concluded that MSIM's historical performance record, when viewed together with the other factors considered by the Board, supported a decision to approve the Proposed MSIM Subadvisory Agreement.

The Board carefully considered the proposed fees payable under the Proposed MSIM Subadvisory Agreement. In this regard, the Board evaluated the compensation proposed to be paid to MSIM by the Advisor. The Board also considered comparisons of the fees that will be paid to MSIM with the fees MSIM charges to its other clients, noting that the fee rate that the Advisor had negotiated with MSIM appeared to compare favorably with the fee rates that MSIM has implemented with other similar clients that utilize MSIM's international growth strategy (the same strategy that MSIM will use in managing its allocated portion of the Non-US Core Fund's investment portfolio).

The Board also considered whether the fee schedule of MSIM included breakpoints that would reduce MSIM's fees as the assets of the Non-US Core Fund allocated to MSIM increased. The Board noted that MSIM's proposed subadvisory fee schedule did not include breakpoints. The Board recalled the data presented by MGI, as required by the Exemptive Order, that illustrated that the hiring of MSIM would have a slightly negative impact on the Advisor's profitability in managing the Fund. The Board was not provided with, and did not review, information regarding the estimated profits that may be realized by MSIM in managing its allocated portion of the Fund's assets. Since the fees to be paid to MSIM were the result of arm's-length bargaining between unaffiliated parties, and given the Advisor's economic incentive to negotiate a reasonable fee, MSIM's potential profitability was not considered relevant to the Independent Trustees' deliberations. After evaluating the proposed fees, the Board concluded that the fees that would be paid to MSIM by MGI with respect to the assets to be allocated to MSIM appeared to be within a reasonable range in light of the nature, quality, and extent of the services to be provided.

The Board reviewed a copy of the Proposed MSIM Subadvisory Agreement. The Board considered that the Proposed MSIM Subadvisory Agreement provided for the same range of services as the Subadvisory Agreements that were in place with the Non-US Core Fund's three current Subadvisors, Alliance, GMO, and Lazard.

MGI Funds

Additional Information (Unaudited) (Continued)

The Board also considered whether there were any ancillary benefits that may accrue to MSIM as a result of MSIM's relationship with the Non-US Fund. The Board concluded that MSIM may direct Fund brokerage transactions to certain brokers to obtain research and other services. However, the Board noted that MSIM was required to select brokers who met the Fund's requirements for seeking best execution, and that MGI monitored and evaluated MSIM's trade execution with respect to Fund brokerage transactions on a quarterly basis and provided reports to the Board on these matters. The Board concluded that the benefits that were expected to accrue to MSIM by virtue of its relationship with the Fund were reasonable.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with and discussed a description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and subadvisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being determinative, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the initial approval of the Proposed MSIM Subadvisory Agreement was in the best interests of the Non-US Core Fund and its shareholders, and approved the Proposed MSIM Subadvisory Agreement.

MGI Funds

Understanding Your Fund's Expenses (Unaudited)

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the Funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds. The first line in the table for each Fund shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2008 through March 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = $8.60) and multiply the result by the number in the Operating Expenses Incurred column as shown below for your Class. The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Large Cap Growth — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.57%	1,000.00	750.30	875.15	2.49
Hypothetical	0.57%	1,000.00	1,022.09	1,011.04	2.87

*  Actual expenses are equal to the Class' annualized expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by 182/365

Large Cap Value — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.55%	1,000.00	669.60	834.80	2.29
Hypothetical	0.55%	1,000.00	1,022.19	1,011.09	2.77

*  Actual expenses are equal to the Class' annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 182/365

MGI Funds

Understanding Your Fund's Expenses (Unaudited) (Continued)

Small/Mid Cap Growth — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.92%	1,000.00	717.30	858.65	3.94
Hypothetical	0.92%	1,000.00	1,020.34	1,010.17	4.63

*  Actual expenses are equal to the Class' annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 182/365

Small/Mid Cap Value — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.92%	1,000.00	636.00	818.00	3.75
Hypothetical	0.92%	1,000.00	1,020.34	1,010.17	4.63

*  Actual expenses are equal to the Class' annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 182/365

Non-US Core Equity — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.82%	1,000.00	662.80	831.40	3.40
Hypothetical	0.82%	1,000.00	1,020.84	1,010.42	4.13

*  Actual expenses are equal to the Class' annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 182/365

Core Opportunistic — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.37%	1,000.00	1,009.30	1,004.65	1.85
Hypothetical	0.37%	1,000.00	1,023.09	1,011.54	1.87

*  Actual expenses are equal to the Class' annualized expense ratio of 0.37%, multiplied by the average account value over the period, multiplied by 182/365

MGI Funds

Understanding Your Fund's Expenses (Unaudited) (Continued)

Short Maturity — Class Y3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.32%	1,000.00	942.70	971.35	1.55
Hypothetical	0.32%	1,000.00	1,023.34	1,011.67	1.61

*  Actual expenses are equal to the Class' annualized expense ratio of 0.32%, multiplied by the average account value over the period, multiplied by 182/365

MGI Funds

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request, by calling 866-658-9896, or on the SEC website at www.sec.gov.

Independent Trustees

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Harrison M. Bains, Jr. 99 High Street Boston, MA 02110 (65)	Trustee	Since 2005	Mr. Bains is retired.	7	Mr. Bains is a director of BG Medicine, Inc.

Adela M. Cepeda A.C. Advisory, Inc. 161 No. Clark Street Suite 4975 Chicago, IL 60601 (50)	Trustee	Since 2005	Ms. Cepeda is Founder and President of A.C. Advisory, Inc. (a financial advisory firm) since 1995.	7	Ms. Cepeda is a director of The UBS Funds, UBS Relationship Funds, Fort Dearborn Income Securities, Inc., SMA Relationship Trust, Consulting Group Capital Markets Funds, and the Amalgamated Bank of Chicago.

Gail A. Schneider 99 High Street Boston, Massachusetts 02110 (60)	Trustee	Since 2009	Ms. Schneider is a self-employed consultant since 2007. From 2002 to 2007, Ms. Schneider was retired.	7	None

MGI Funds

Trustees and Officers (Unaudited) (Continued)

Interested Trustee:

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Phillip J. de Cristo** (47)	Trustee, President, and Chief Executive Officer	Since 2006	Mr. de Cristo is President, Investments at Mercer since 2008. Mr. de Cristo was president of Mercer Global Investments, Inc. from 2006 to 2008. Prior to 2006, Mr. de Cristo was a managing director for Fidelity Pension Management, a division of Fidelity Investments and part of the international arm of Fidelity Investments.	7	None

(1)  Each Trustee holds office for an indefinite term.

*  The "Fund Complex" consists of the Trust, which has seven portfolios.

**  Mr. de Cristo is considered to be an "interested person" of the Trust as defined in the 1940 Act, due to his relationship with the Advisor.

MGI Funds

Trustees and Officers (Unaudited) (Continued)

Officers:

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with the Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years
Denis Larose (47)	Vice President and Chief Investment Officer	Since 2007	Mr. Larose is Chief Investment Officer, Mercer Global Investments, Inc. since 2007. He is Chief Investment Officer, Mercer Global Investments Canada Limited since 2006. Mr. Larose was Chief Investment Officer of Colleges of Applied Arts & Technology Pension Plan from 2004-2006.

Kenneth Crotty (47)	Vice President	Since 2008	Mr. Crotty is the President and Head of the U.S. investment management business of Mercer Global Investments, Inc. since 2008 and the Global Chief Operating Officer of Mercer Global Investments, Inc. since 2006. Additionally, Mr. Crotty currently holds the title of Global Chief Operating Officer for Mercer Global Investments, Inc.'s combined investment consulting and management businesses since 2008. Previously, he held a variety of management positions, which included consultant for UPromise Investments from 2005 to 2006, and Chief Operating Officer — Institutional Business of Putnam Investments from 2001 to 2005.

Richard S. Joseph (44)	Vice President, Treasurer, and Principal Accounting Officer	Since 2005	Mr. Joseph is Chief Operating Officer, Mercer Global Investments, Inc. since 2005.

Scott M. Zoltowski (40)	Vice President, Chief Legal Officer and Secretary	Since 2008	Mr. Zoltowski is Chief Counsel — Investments, for Mercer Global Investments, Inc. and Mercer Investment Consulting, Inc. Mr. Zoltowski was Senior Counsel and Vice President for State Street Global Advisors (2006-2008) and State Street Bank and Trust Company (2004-2006).

David M. Goldenberg (42)	Vice President and Assistant Secretary	Since 2005	Mr. Goldenberg is General Counsel of Mercer (US) Inc. since 2005. He was Chief Counsel of Mercer Global Investments, Inc. from August 2004 to December 2005; and a Director of Mercer Trust Company from December 2004 to September 2005. From 2005 to 2006, Mr. Goldenberg was Chief Compliance Officer of Mercer Global Investments, Inc.

MGI Funds

Trustees and Officers (Unaudited) (Continued)

Name and Age	Position(s) Held with the Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christopher Ray (45)	Vice President	Since 2006	Mr. Ray is a Vice President and Portfolio Manager of Mercer Global Investments, Inc. since 2005. From 1986 to 2005, Mr. Ray held several positions with Putnam Investments, including senior vice president, consultant relations manager, and fixed income portfolio manager.

Ian Dillon (42)	Vice President	Since 2008	Mr. Dillon is a Portfolio Manager and Principal of Mercer Global Investments Canada Limited since 2006. From 2004 to 2006, Mr. Dillon was Chief Investment Strategist of Altamira Financial Services, Ltd.

Martin J. Wolin (41)	Vice President and Chief Compliance Officer	Since 2006	Mr. Wolin is the Chief Compliance Officer for Mercer Global Investments, Inc. in North America and Mercer Investment Consulting since 2006. Prior to 2006, Mr. Wolin was Chief Compliance Officer of Pioneer Investments' U.S. investment management and mutual funds business.

†  Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Shares of MGI Funds are distributed by MGI Funds Distributors, Inc.

Item 2. Code of Ethics.

As of March 31, 2008, the Registrant has adopted a code of ethics that applies to its Principal Executive Officer and Treasurer.  For the year ended March 31, 2009, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics.  A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 12(a) (1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert serving on the Registrant’s audit committee is Harrison M. Bains, Jr., who is “independent” as defined in Item 3(a)(2) of this Form.

Item 4. Principal Accountant Fees and Services.

(a)   Audit Fees — The aggregate fee billed for the fiscal year for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $261,400 and $231,500 for the fiscal years ended March 31, 2008 and March 31, 2009, respectively.

(b)   Audit-Related Fees — There were no fees billed for the fiscal years ended March 31, 2008 and March 31, 2009 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c)   Tax Fees — The aggregate fee billed in the last fiscal year for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations was $21,350 and $23,275 for the fiscal years ended March 31, 2008 and March 31, 2009, respectively.

(d)   All Other Fees — There were no other fees billed for the fiscal years ended March 31, 2008 and March 31, 2009 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1)               The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the   Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)              There were no services described in (b) through (d) above (including services required to be approved by the   audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended March 31, 2009 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)         There were no aggregate fees billed for the fiscal year ended March 31, 2009 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Registrant’s full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))), are effective based on the evaluation of Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for the Registrant’s Principal Executive Officer and Treasurer (as referenced in Item 2 above),   attached hereto as Exhibit (a)(1).

(a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MGI FUNDS

By (Signature and Title)	By:	/s/ Phillip J. de Cristo
Phillip J. de Cristo
President and Chief Executive Officer
(Principal Executive Officer)
Date	5/26/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	By:	/s/ Phillip J. de Cristo
Phillip J. de Cristo
President and Chief Executive Officer
(Principal Executive Officer)
Date	5/26/09

By (Signature and Title)	By:	/s/ Richard S. Joseph
Richard S. Joseph
Vice President, Treasurer and Principal Accounting Officer
(Principal Financial Officer)
Date	5/26/09